SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                              (THE "EXCHANGE ACT")

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                           SOS STAFFING SERVICES, INC.
                       -----------------------------------
                (Name of registrant as specified in its Charter)

            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee: (Check the appropriate box):

[ ]  No fee required

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock, $0.002 par value

     2) Aggregate number of securities to which transaction applies:
        2,538,316 shares of Common Stock and options to purchase [312,038] shares of Common Stock

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):$[1.3789], representing $3,500,000/2,538,316 share outstanding.

    4)  Proposed maximum aggregate value of transaction: $3,500,000

    5)  Total fee paid: $700

[ ]  Fee paid previously with written preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           SOS STAFFING SERVICES, INC.

                             1415 South Main Street
                           Salt Lake City, Utah 84115
                                 (801) 484-4400

                                October [1], 2003



To the Shareholders of:

SOS STAFFING SERVICES, INC.

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of SOS Staffing Services, Inc. (the "Company"), to be held at [11:00 a.m., mountain standard time, on Friday, October 31, 2003,] at the [Little America Hotel] located at [500 South Main Street], Salt Lake City, Utah, 84101 (the "Special Meeting").

The purpose of the Special Meeting is to consider and vote upon the following matters, as more fully described in the accompanying proxy statement and such other matters as may lawfully come before the Special Meeting.

At the Special Meeting, the Company will ask you to adopt the Agreement and Plan of Merger, dated September 10, 2003, as amended on September 16, 2003 (the "Merger Agreement"), providing for the merger of Hire Calling Acquisitions, Inc., a wholly-owned subsidiary of Hire Calling Holding Company, into the Company (the "Merger"). If the Merger is completed, you will be entitled to receive cash in an amount equal to [$1.3789], without interest, for each share of the Company's common stock ("Common Stock") that you own.

The Company's board of directors and the outside, disinterested directors have carefully reviewed and considered the terms and conditions of the proposed Merger. Based on their review, and having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, the board and the outside, disinterested directors have unanimously determined that the Merger Agreement, the Merger and the transactions described in the Merger Agreement are fair to and in the best interests of the Company's shareholders. ACCORDINGLY, THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

Your vote is important. The Merger cannot be completed unless the Merger Agreement is adopted by the affirmative vote of the holders of a 2/3 majority of the Company's shares of Common Stock outstanding and entitled to vote at the Special Meeting. Failure to submit a signed proxy or vote in person at the Special Meeting will have the same effect as a vote against the adoption of the Merger Agreement.

Under Utah law, holders of the Company's Common Stock who dissent and do not vote in favor of the adoption of the Merger Agreement have the right to receive the fair value of their shares if the Merger is completed, but only if they submit a written notice of dissent prior to the vote on the Merger Agreement and they comply with the Utah law procedures explained in the accompanying proxy statement.

The Company's board of directors has fixed the close of business on [September 19, 2003] as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Only shareholders who owned shares of the Company's Common Stock at the close of business on [September 19, 2003] will be entitled to vote at the Special Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE SPECIAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

If you hold your shares in "street name", you should instruct your broker how to vote in accordance with your voting instruction form.

The proxy statement explains the proposed Merger and Merger Agreement and provides specific information concerning the Special Meeting. Please review the proxy statement carefully.

                                   Sincerely,

                                   /s/ JoAnn W. Wagner
                                   ----------------------------
                                   JoAnn W. Wagner
                                   Chief Executive Officer

October [1], 2003

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS PROXY STATEMENT IS DATED [OCTOBER 1, 2003] AND IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT [OCTOBER 1], 2003.

                           SOS STAFFING SERVICES, INC.

                             1415 South Main Street
                           Salt Lake City, Utah 84115
                                 (801) 484-4400

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON [OCTOBER 31, 2003]

To the Shareholders of SOS Staffing Services, Inc.:

The Company will hold a special meeting of the shareholders of SOS Staffing Services, Inc. (the "Company"), at 11:00 a.m., mountain standard time, on [Friday, October 31, 2003,] at the [Little America Hotel] located at [500 South Main Street] , Salt Lake City, Utah, 84101 (the "Special Meeting"), and any adjournments or postponements thereof, for the following purposes:

         1. to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated September 10, 2003, as amended on September 16, 2003 (the "Merger Agreement"), providing for the merger of Hire Calling Acquisitions, Inc., a wholly-owned subsidiary of Hire Calling Holding Company, into the Company (the "Merger"). Pursuant to the Merger Agreement, the Company will become a wholly-owned subsidiary of Hire Calling Holding Company, and each outstanding share of the Company's common stock ("Common Stock") will be converted into the right to receive an amount equal to [$1.3789] per share, without interest, in cash; and

         2. to transact such other business that may properly come before the Special Meeting and any adjournments or postponements of the Special Meeting, including, if submitted to a vote of the shareholders, a motion to adjourn the Special Meeting to another time or place.

We will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournments or postponements of the Special Meeting.

Only shareholders who owned shares of the Company's Common Stock at the close of business on [September 19, 2003,] the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

The Merger cannot be completed unless the Merger Agreement is adopted by the affirmative vote of the holders of a 2/3 majority of the shares of the Company's Common Stock outstanding and entitled to vote at the Special Meeting. The accompanying proxy statement describes the proposed Merger and the actions to be taken in connection with the Merger and provides additional information about the parties involved. Please give this information your careful attention.

THE COMPANY'S BOARD OF DIRECTORS, HAVING EXTENSIVELY CONSIDERED AND DISCUSSED THE MERGER, THE LACK OF OTHER MORE FAVORABLE STRATEGIC TRANSACTIONS OR FINANCINGS AVAILABLE TO THE COMPANY, AND THE COMPANY'S ABILITY TO CONTINUE AS A GOING CONCERN WITHOUT A STRATEGIC TRANSACTION AND/OR A REFINANCING OF THE COMPANY'S SECURED DEBT PRIOR TO APRIL OF 2004, UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

Under Utah law, holders of the Company's Common Stock who dissent and do not vote in favor of the adoption of the Merger Agreement have the right TO receive the fair value of their shares if the Merger is completed, but only if they submit a written notice of dissent prior to the vote on the Merger Agreement and they comply with the Utah law procedures explained in the accompanying proxy statement. The fair value of your shares of the Company's Common Stock, AS DETERMINED IN ACCORDANCE WITH UTAH LAW, may be more than, less than, or equal to the [$1.3789] per share to be paid as merger consideration. See "The Merger -- Appraisal Rights of Dissenting Shareholders" AT page 39 of the proxy statement.

Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed postage-paid return envelope. You may revoke the proxy at any time prior to its exercise in the manner described in this proxy statement. Any shareholder present at the Special Meeting, including any adjournments or postponements of it, may revoke such shareholder's proxy and vote personally on the proposal to adopt the Merger Agreement. Executed proxies with no instructions indicated thereon will be voted "FOR" the adoption of the Merger Agreement.

If you fail to return your proxy or to vote in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and will effectively be counted as a vote against the adoption of the Merger Agreement.

The Merger is described in the accompanying proxy statement, which you are urged to read carefully. In addition, you may obtain information, including recent financial information, about the Company from documents that the Company has filed with the Securities and Exchange Commission. A copy of the Merger Agreement is attached as Annex A, and the amendments of September 16, 2003 are attached as Annex B to the accompanying proxy statement.

                                            By order of the Board of Directors,

                                            Sincerely,

                                            -------------------------
                                            John K. Morrison
                                            Vice President, General Counsel
                                            and Secretary

Salt Lake City, Utah

October [1], 2003

                           SOS Staffing Services, Inc.
                             1415 South Main Street
                            Salt Lake City, UT 84115

                                 PROXY STATEMENT

                         Special Meeting of Shareholders

                                October 31, 2003

                                TABLE OF CONTENTS


QUESTIONS AND ANSWERS ABOUT THE MERGER........................................1

SUMMARY TERM SHEET............................................................9

THE COMPANIES................................................................17
SOS Staffing Services, Inc. .................................................17
Hire Calling Holding Company ................................................17
Hire Calling Acquisitions, Inc. .............................................17
Hire Calling, Inc............................................................18

SELECTED CONSOLIDATED FINANCIAL DATA.........................................19

THE SPECIAL MEETING..........................................................22
Date, Time and Place.........................................................22
Purpose of the Special Meeting...............................................22
Record Date; Shares Entitled to Vote.........................................23
Quorum.......................................................................23
Vote Required................................................................23
Shares Owned by the Company's Directors and Executive Officers...............24
Voting of Proxies............................................................24
Revocability of Proxies......................................................25
Solicitation of Proxies......................................................25
Recommendation of the Board..................................................25
Adjournments.................................................................26

THE MERGER...................................................................27

General......................................................................27
Background of the Merger.....................................................27
Purpose of the Merger........................................................36
Structure of the Merger......................................................37
Effects of the Merger........................................................37
Financing....................................................................38
Regulatory Approvals.........................................................39
Appraisal Rights of Dissenting Shareholders..................................39
Effective Time of the Merger.................................................41
Merger Consideration.........................................................41
Surrender of Stock Certificates..............................................42
Lost Certificates............................................................43
Unclaimed Amounts............................................................43

IMPORTANT FACTORS............................................................44

Fairness Opinion of the Company's Financial Advisor..........................44
Reasons for and Fairness of the Merger; Determination of the Board...........51
Interests of the Company's Directors and Executive Officers
  in the Merger..............................................................53
Material U.S. Federal Income Tax Consequences................................54
Risks That the Merger Will Not Be Completed..................................56

Litigation Challenging the Merger............................................57

THE MERGER AGREEMENT.........................................................58
The Merger...................................................................58
Effective Time of Merger.....................................................58
Merger Consideration.........................................................58
Treatment of Options and Warrants............................................59
Payment for Shares...........................................................59
No Further Ownership Rights in the Company...................................60
Directors and Governing Documents............................................60
Representations and Warranties...............................................61
Conduct of Business Pending the Merger.......................................62
No Solicitation by the Company...............................................64
Proxy Statement..............................................................65
The Special Meeting..........................................................66
Access to Information........................................................66
Indemnification and Insurance................................................66
Employee Benefits............................................................67
Consents, Approvals and Additional Agreements................................67
Conditions to the Completion of the Merger...................................68
Termination..................................................................70
Amendment....................................................................71
Waiver.......................................................................71
Assignment...................................................................71
Fees and Expenses............................................................71
Amendment Regarding Special Meeting Date.....................................72
Amendment Regarding Noncompete and Nonsolicitation Agreement.................72

PRINCIPAL HOLDERS OF VOTING SECURITIES.......................................73
OTHER MATTERS................................................................75
HOUSEHOLDING OF SPECIAL MEETING MATERIALS....................................75
FUTURE SHAREHOLDER PROPOSALS.................................................75
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS............................76
WHERE YOU CAN FIND ADDITIONAL INFORMATION....................................77
INCORPORATION BY REFERENCE...................................................77

ANNEXES:
Annex A -- Agreement and Plan of Merger.....................................A-1
Annex B -- Amendment dated September 16, 2003 to Agreement
             and Plan of Merger.............................................B-1
Annex C -- Fairness Opinion of Houlihan Valuation Advisors, LLC.............C-1
Annex D -- Consent of Independent Auditors..................................D-1
Annex E -- Part 13 of the Utah Revised Business Corporation Act.............E-1
Annex F -- Form of Proxy....................................................F-1

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:       WHAT AM I BEING ASKED TO VOTE UPON?

A: You are being asked to approve and adopt an Agreement and Plan of Merger, dated September 10, 2003, as amended on September 16, 2003 (the "Merger Agreement"), that provides for Hire Calling Acquisitions, Inc. ("Merger Sub"), a wholly-owned subsidiary of Hire Calling Holding Company ("Hire Calling"), to be merged into SOS Staffing Services, Inc. (the "Company") in exchange for a cash payment to the Company's shareholders in an amount equal to [$1.3789] per share, of the Company's common stock (the "Common Stock") without interest (the "Merger"). If the Merger Agreement is approved and adopted, and the Merger is completed, the Company will no longer be a publicly-held corporation and you will no longer own the Common Stock.

Q:       WHY IS THE COMPANY SEEKING A MERGER?

A: In April 2002, the Company's secured lenders required, as part of the lenders' agreement to extend the maturity dates of their loans, that the Company retain a financial advisor to assist the Company in initiating and negotiating new equity or debt capital financing, or facilitating a change in control transaction in order to repay the Company's outstanding obligations, which are currently $25.4 million, to the secured lenders. The Company was also required by its secured lenders to obtain a firm commitment or signed letter of intent regarding a refinancing, restructuring or recapitalization of the Company by July 31, 2003 or be required to pay a $250,000 fee, in the aggregate, to the lenders. Additionally, the Company was required to consummate such transaction by September 1, 2003 or be required to pay a $500,000 fee, in the aggregate, to the lenders. Although the lenders have extended these deadlines to facilitate the closing of the Merger, the Company's board of directors (the "Board") believes that there is significant risk that the lenders may not agree to further extensions of principal payments in excess of $10.0 million due to the secured lenders in April 2004 if the Company does not refinance, restructure or recapitalize the Company's debt. See "Background of the Merger" at page 27.

Q:       HOW WAS THE PURCHASE PRICE DETERMINED?

A: Since April 2003, the Company has negotiated at arms-length with third-party financial institutions and strategic acquirors. As part of this process, it contacted more than 50 potential acquirors and investors with respect to a potential change in control transaction or refinancing of existing debt, provided detailed financial and historical information, and held due diligence sessions with numerous prospective acquirors and investors. In the Board's determination, none of the offers received were more favorable to the Company and its shareholders than that received from Hire Calling. All of the offers received by the Company have required that the Company's secured lenders accept repayment of their loans at less than the principal amount outstanding. The Company's secured lenders have agreed that a strategic or financial acquiror, such as Hire Calling, can repay all of the Company's secured debt at a substantial discount, provided that the shareholders of the Company receive no more than $3.5 million of consideration. Any additional consideration would be required to be paid to the lenders until the lenders have been paid all amounts outstanding under their loans. The Company has received no offers which proposed to pay the lenders' obligations in full. See "Background of the Merger" at page 27.

Q:       WHY IS THIS MERGER BEING PROPOSED?

A: The Board and the outside, disinterested directors who are not officers or employees of the Company (the "Disinterested Directors"), considered various factors in evaluating the options available to the Company. These factors include:

         o The Company's future prospects and possible alternatives to the proposed Merger, including the prospects for, and challenges and risks associated with, continuing as an independent company absent a refinancing of the Company's secured debt;

         o The Company's need to obtain its secured lenders' consent to any transaction whereby its lenders would accept less than full payment in exchange for cancellation of the debt, and the lenders' agreement to accept a substantially discounted payoff amount in connection with the Merger;

         o The Company's expected inability to achieve sufficient revenues to meet existing debt amortization payments scheduled for April 30, 2004 which are anticipated to be in excess of $10.0 million;

         o The likelihood that the Company would be required to make larger advance payments in January 2004 to renew its workers' compensation insurance coverage, the significant restraints this would cause to the Company's working capital availability, and the impact such would have on the Company's ability to pay its obligations to lenders in April of 2004; and

         o The possibility that Company would be forced to consider steps that would protect its assets against the Company's creditors if various issues relating to the Company's debt financing and workers' compensation insurance continued to worsen. In such event, there is a substantial risk that the Company's shareholders would realize no value or a significantly reduced value from the per share consideration to be paid by Hire Calling.

         For a more detailed discussion of the factors considered by the Board in evaluating the Company's options, see "Reasons for and Fairness of the Merger; Determination of the Board" at page 51 and "Background of the Merger" at page 27.

         The Board believes that, based on the level of interest shown by other potential strategic and financial acquirors or investors, and prior discussions with other potential acquirors and investors, and having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, the Merger Agreement and the transactions contemplated thereby represent the most attractive alternative available to maximize shareholder value and provide a number of benefits to the Company and its shareholders. See "Reasons for and Fairness of the Merger; Determination of the Board" at page 51 and "Background of the Merger" at page 27.

         These benefits include:

         o offering a greater return to the Company's shareholders than was offered by other potential strategic or financial acquirors or investors in proposals reasonably likely to be consummated;

         o enabling the Company to retire current indebtedness thereby reducing the general uncertainty in the marketplace about the Company's ability to restructure its secured debt obligations;

         o avoiding the penalty interest rate and fees charged by the Company's lenders and their adverse effect on the cash flow of the Company and the Company's ability to achieve sufficient cash flow to meet the amortization payments scheduled for April 2004 and the advance payments and collateral required by the Company's workers' compensation insurer;

         o providing for the replacement of the Company's letters of credit with its workers' compensation insurance carrier on terms acceptable to the issuers of the Company's outstanding letters of credit;

         o reducing the risk that the Company would not meet the renewal requirements of its workers' compensation insurer;

         o    creating  greater  certainty  for  the  Company's   customers  and
              employees;

         o creating greater certainty of closing because the Merger is not subject to any financing conditions by Hire Calling; and

         o reducing general and administrative expenses associated with being a public company, thus allowing for Company growth.

Q: DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND THE ADOPTION OF THE MERGER AGREEMENT?

A: Yes. The Disinterested Directors and the Board, having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the

         Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, have unanimously determined that the Merger is fair to, and in the best interests of, the Company's shareholders, and unanimously recommend that the Company's shareholders adopt the Merger Agreement and the Merger. For a detailed discussion of the factors considered by the Board in evaluating the Company's options, see "Reasons for and Fairness of the Merger; Determination of the Board" at page 51 and "Background of the Merger" at page 27.

Q:       WHY DOES THE BOARD RECOMMEND ADOPTION OF THE MERGER AGREEMENT?

A: The Board recommends the adoption of the Merger Agreement because, having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, it believes that the Merger Agreement is the best alternative for giving value to shareholders in light of the risks associated with the renewal of the Company's workers' compensation program at the end of 2003 and the likely inability to meet the scheduled debt payments in excess of $10.0 million in April 2004, either of which could cause the Board to seriously consider seeking protection from creditors, in which case the shareholders could receive little or no value for their interests in the Company.

         The Board approved the Merger based on its consideration of a number of factors including those identified under the headings "Background of the Merger" at page 27 and "Reasons for and Fairness of the Merger; Determination of the Board" at page 51. The Board also considered the opinion provided by Houlihan Valuation Services, LLP regarding the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's Common Stock pursuant to the Merger Agreement. This opinion is included as Annex C to this proxy statement. See also "Fairness Opinion of the Company's Financial Advisor" at page 44.

Q:       WHAT WILL HAPPEN TO THE COMPANY AS A RESULT OF THE MERGER?

A: Upon completion of the Merger, the Company will become a wholly-owned subsidiary of Hire Calling.

Q:       WHAT WILL HAPPEN TO MY SHARES OF THE  COMPANY'S  COMMON STOCK AFTER THE
         MERGER?

A: Upon completion of the Merger, each share of the Company's outstanding Common Stock will automatically be canceled and will be converted into the right to receive cash in an amount equal to [$1.3789] per share, without interest, except for the Company's shares that, prior to the effective date, are held by shareholders who properly exercise and perfect their appraisal rights, which will be subject to payment of fair value determined in accordance with Utah Law.

Q:       WHAT WILL HAPPEN TO OPTIONS AFTER THE MERGER?

A: Pursuant to the Merger Agreement, all outstanding options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, to purchase the Common Stock of the Company, whether vested or unvested, shall automatically be terminated at the completion of the Merger, unless previously exercised pursuant to the terms of the applicable option. All options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, will fully vest due to the change in control related to the Merger. Each holder of such options will cease to have any rights under such options, except the right to receive Merger consideration if an option was duly exercised pursuant to the terms of such applicable option. After giving effect to the Company's five-to-one reverse stock split, there are no outstanding options with an exercise price equal to or less than [$1.3789] per share.

Q:       WHAT HAPPENS IF THE BOARD RECEIVES A BETTER OFFER FOR THE COMPANY?

A: The Merger Agreement may be terminated by the Board if (i) under certain circumstances, the Company receives a proposal to acquire the Company or all or substantially all of its assets that in the judgment of the Board is superior to the Merger and is not subject to financing contingencies; or (ii) the Board in its good faith judgment determines that termination is required in order to comply with its fiduciary duties to the Company's shareholders under applicable law. Under certain circumstances, including termination of the Merger Agreement related to the receipt of another acquisition proposal, the Company would be required to pay a breakup fee of $1,110,000 (the "Breakup Fee") to Hire Calling. See "The Merger Agreement -- Fees and Expenses" at page 71 for more information regarding the Breakup Fee.

Q:       WHO CAN VOTE ON THE MERGER AGREEMENT?

A: Holders of the Company's Common Stock at the close of business on [September 19], 2003, the record date established by the Board for determination of shareholders entitled to vote (the "Record Date") at the special shareholders' meeting (the "Special Meeting"), may vote in person or by proxy on the Merger Agreement and the Merger at such Special Meeting.

Q:       WILL THE PROCEEDS FROM THE MERGER BE TAXABLE TO ME?

A: The receipt of an amount equal to [$1.3789] in cash for each share of the Company's Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, generally you will realize taxable gain or loss as a result of the Merger measured by the difference, if any, between [$1.3789] per share and your adjusted tax basis in that share.

         You should read "The Merger -- Material U.S. Federal Income Tax Consequences" at page 54 for a more complete discussion of the federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to you will depend on your particular tax situation. You should consult your tax advisor to fully understand the tax consequences of the Merger to you.

Q: WHAT VOTE OF THE COMPANY'S SHAREHOLDERS IS REQUIRED TO ADOPT THE MERGER AGREEMENT?

A: For the Company to complete the Merger, shareholders holding at least a 2/3 majority of the outstanding shares of the Company's Common Stock must vote "FOR" the adoption of the Merger Agreement.

Q:       AM I ENTITLED TO APPRAISAL RIGHTS?

A: Under Utah law, the Company's shareholders may dissent from the Merger and have the fair value of their shares paid to them in cash, but only if you comply with all requirements of Utah law summarized on pages 39 through 41 and set forth in Annex E of this proxy statement. The fair value of your shares of the Company's Common Stock would be paid to you only if the Merger is completed and you have previously perfected your rights. The fair value of your shares of the Company's Common Stock, as determined in accordance with Utah law, may be more than, less than, or equal to the [$1.3789] per share to be paid as Merger consideration. To exercise this right, the Company's shareholders must follow certain specified procedures in a timely manner. These procedures include filing notices with the Company prior to the vote on the Merger Agreement and not voting in favor of the Merger. For more information on how to exercise these rights, see "Appraisal Rights of Dissenting Shareholders" at page 39 and Annex E to this proxy statement.

Q.       WHAT HAPPENS IF THE MERGER IS NOT APPROVED?

A. If the Merger is not consummated, there can be no assurance that the Company's workers' compensation insurer will renew the Company's policy at its next renewal date in January 2004, or that the Company's lenders will extend the due date of the principal payments due in April 2004. Further, the Company does not have adequate cash flow to pay the scheduled payments in total in April 2004 and may be required to sell certain assets or consider seeking protection from creditors, under which circumstances, the shareholders likely would receive less than the Merger consideration. For more information, see "Risks That the Merger Will Not Be Completed" at page 56.

Q:       WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information contained in this proxy statement, please complete, sign and date your proxy and return it in the enclosed postage-paid return envelope as soon as possible, so that your shares may be represented at the Special Meeting. If you sign and send in your proxy and do not indicate how you want to vote, the Company will count your proxy as a vote in favor of the adoption of the Merger Agreement.

Q: WHAT HAPPENS IF I DO NOT SUBMIT A PROXY OR VOTE IN PERSON AT THE SPECIAL MEETING?

A: Because the required vote of the Company's shareholders is based upon the number of outstanding shares of the Company's Common Stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the Special Meeting, including abstentions and broker non-votes, will have the same effect as a vote against the adoption of the Merger Agreement.

Q:       CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways.

         First, you can send a written notice stating that you would like to revoke your proxy.

         Second, you can complete and submit a new proxy bearing a later date.

         If you choose either of these two methods, you must submit your notice of revocation or your new proxy to the Company prior to the Special Meeting at:

                           SOS Staffing Services, Inc.
                           1415 South Main Street
                           Salt Lake City, Utah 84115
                           Attention: Secretary

         Third, you can attend the Special Meeting and deliver a signed notice of revocation, deliver a later-dated duly executed proxy, or vote in person. Attendance at the Special Meeting will not, in and of itself, result in the revocation of a proxy or cause shares to be voted.

Q: IF MY SHARES OF THE COMPANY ARE HELD IN "STREET NAME" BY MY BROKER OR BANK, WILL MY BROKER OR BANK VOTE MY SHARES FOR ME?

A: Your broker or bank will vote your shares of the Company only if you provide instructions on how to vote. You should follow the directions provided by your broker or bank regarding how to instruct your broker or bank to vote your shares. Without instructions, your shares will not be voted, which will have the effect of a vote against the adoption of the Merger Agreement.

Q:       SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the Merger is completed, you will receive a transmittal form with instructions for the surrender of the Company's stock certificates. See "The Merger -- Surrender of Certificates" at page 42 for details regarding the surrender of certificates. Please do not send in your stock certificates with your proxy.

Q:       WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working to complete the Merger as quickly as possible. In addition to obtaining shareholder approval, the Company must satisfy all other closing conditions set forth in the Merger Agreement. The Company currently expects to complete the Merger promptly following the Company's Special Meeting, which is scheduled for October 31, 2003.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Merger or if you need additional copies of this proxy statement or the enclosed proxy, you should contact the Company at:

                           SOS Staffing Services, Inc.
                           1415 South Main Street
                           Salt Lake City, Utah 84115
                           Attention: Secretary

                           (801) 484-4400

                               SUMMARY Term sheet

This summary provides a brief description of the material terms of the Agreement and Plan of Merger dated September 10, 2003, as amended on September 16, 2003 (the "Merger Agreement") that provides for Hire Calling Acquisitions, Inc. ("Merger Sub"), a wholly-owned subsidiary of Hire Calling Holding Company ("Hire Calling"), to be merged into SOS Staffing Services, Inc. (the "Company") in exchange for cash to the Company's shareholders in an amount equal to [$1.3789] per share, of the Company's common stock (the "Common Stock") without interest (the "Merger"). This summary highlights selected information from this proxy statement and may not contain all the information that is important to you. You should carefully read this entire proxy statement and the other documents to which the Company has referred you. See also "Where You Can Find Additional Information" at page 77. The Company has included page references to direct you to a more complete description of the topics presented in this summary.

The Companies

o The Company -- SOS Staffing Services, Inc. is a Utah corporation that is headquartered in Salt Lake City, Utah. The Company is a leading provider of staffing services throughout the western United States. With over 75 offices in 13 states, the Company specializes in filling temporary, temp-to-perm and permanent assignments for a wide variety of industries and companies. See "The Companies" at page 17.

o "Hire Calling" -- Hire Calling Holding Company is an Oregon corporation that is headquartered in Medford, Oregon. Hire Calling was formed on September 9, 2003 and funded by its sole shareholder for the purpose of engaging in the Merger. It owns 100% of the shares of Hire Calling Acquisitions, Inc. The company has not carried on any activities to date other than those incident to its formation.. See "The Companies - Hire Calling" at page 17.

o "Merger Sub" -- Hire Calling Acquisitions, Inc. is an Oregon corporation that is a wholly owned subsidiary of Hire Calling Holding Company. Merger Sub was formed on September 9, 2003 by, and will be funded by, Hire Calling for the purpose of engaging in the Merger. Merger Sub has not carried on any activities to date other than those incident to its formation and the negotiation and execution of the Merger Agreement. See "The Companies - Merger Sub" at page 17.

o Hire Calling, Inc. -- Hire Calling, Inc. ("HC Inc.") is an Oregon corporation that is headquartered in Medford, Oregon. "HC Inc." was founded in 1974 and is a leading provider of staffing services throughout the Pacific Northwest. HC Inc. operates 15 branch offices in Oregon, Washington, and Alaska, which specialize in filling temporary, temporary-to-permanent and permanent assignments primarily in the light industrial and clerical markets for a wide variety of industries and companies. HC Inc. operates under the following trade names: Hire Calling Staffing Solutions, Adams & Associates, and Kennedy Personnel. Hire Calling, Inc. is an affiliated company of Hire Calling Holding Company. See "The Companies - Hire Calling, Inc." at page 18.

The Merger
----------

In the Merger, Merger Sub will merge with and into the Company. Upon completion of the Merger, Merger Sub will cease to exist and the Company will continue as the continuing corporation and as a wholly-owned subsidiary of Hire Calling. The Company has attached the Merger Agreement as Annex A and the amendments of September 16, 2003 as Annex B to this proxy statement. The Company encourages you to read the Merger Agreement in its entirety because it is the legal document that governs the Merger. See also "The Merger" at page 27 and "The Merger Agreement" at page 58 for a description of the Merger and the terms of the Merger Agreement.

Shareholder Vote Required to Approve the Merger
-----------------------------------------------

You are being asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and the Merger contemplated by the Merger Agreement at a special meeting of the Company's shareholders (the "Special Meeting"). Approval and adoption of the Merger Agreement and the Merger require the affirmative vote of the holders of a 2/3 majority of the outstanding shares of Common Stock of the Company entitled to vote.

Our shareholders are entitled to vote at the Special Meeting if they owned shares of the Company's Common Stock as of the close of business on [September 19], 2003, the record date for the Special Meeting (the "Record Date"). On the Record Date, there were 2,538,316 shares of the Company's Common Stock entitled to vote at the Special Meeting after giving effect to the Company's five-to-one reverse stock split effective August 27, 2003.

Shareholders will have one vote at the Special Meeting for each share of the Company's Common Stock that they owned on the Record Date. See "The Special Meeting" at page 22.

Shares Owned by the Company's Directors and Executive Officers
--------------------------------------------------------------

On the Record Date, the Company's directors and executive officers beneficially owned and are entitled to vote [24,176] shares of the Company's Common Stock at the Special Meeting, which represent approximately 0.95% of the shares of the Company's Common Stock outstanding on that date. After giving effect to the Company's five-to-one reverse stock split, on the Record Date, the Company's directors and executive officers had options to purchase [144,060] shares of the Company's Common Stock, none of which has an exercise price equal to or less than [$1.3789] per share. See "Shares Owned by the Company's Directors and Executive Officers" at page 24.

Voting and Revocability of Proxies
----------------------------------

Shareholders should complete, date and sign the accompanying proxy and promptly return it in the pre-addressed accompanying envelope. Brokers or banks holding shares in "street name" may vote the shares only if the shareholder provides instructions on how to vote. Brokers or banks will provide shareholders with directions on how to instruct the broker or bank to vote the shares. All properly executed proxies that we receive prior to the vote at the Special Meeting will be voted in accordance with the instructions indicated on the proxies unless they are revoked prior to the vote. If no direction is indicated on a properly executed proxy returned to the Company, the underlying shares will be voted "FOR" the adoption of the Merger Agreement. See "The Special Meeting -- Voting of Proxies" at page 24.

We do not expect any other business to come before the Special Meeting. If other business properly comes before the Special Meeting, the persons named as proxies will vote in accordance with their judgment. See "The Special Meeting -- Voting of Proxies" at page 24.

A shareholder may revoke its proxy at any time prior to use by delivering to the Company's Secretary a signed notice of revocation or a later-dated, signed proxy. In addition, a shareholder may revoke its proxy by delivering to the chairman of the Special Meeting, on the day of the Special Meeting, a signed notice of revocation or a later-dated signed proxy. A shareholder also may revoke such shareholder's proxy by attending the Special Meeting and voting in person. Attendance at the Special Meeting does not in itself result in the revocation of a proxy or cause shares to be voted. See "The Special Meeting -- Revocability of Proxies" at page 25.

Recommendation of the Board
---------------------------

The outside, disinterested directors who are not officers or employees of the Company (the "Disinterested Directors") and the Company's board of directors (the "Board"), having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, believe that the terms of the Merger Agreement and the proposed Merger are fair to, and in the best interests of, the Company and its shareholders. The Board has approved the Merger Agreement and the Merger and unanimously recommends that you vote FOR the approval and adoption of the Merger Agreement and the Merger. The Board unanimously approved the Merger based on its consideration of a number of factors including those identified under the headings "Background of the Merger" at page 27 and "Reasons for and Fairness of the Merger; Determination of the Board" at page 51.

Solicitation of Proxies and Expenses
------------------------------------

The Company will bear the cost and expense associated with the solicitation of proxies from the Company's shareholders. In addition to solicitation by mail, the Company's directors, officers and employees may solicit proxies from the Company's shareholders by telephone, internet, facsimile, or other electronic means or in person. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners. See "The Special Meeting -- Solicitation of Proxies" at page 25.

Merger Consideration; Effect of the Merger on the Company's Shareholders
------------------------------------------------------------------------

In the Merger, each share of the Company's Common Stock will be converted automatically into the right to receive cash in an amount equal to [$1.3789], without interest, except for the Company's shares that, prior to the effective date, are either (i) treasury shares or shares owned by Hire Calling or Merger

Sub, or any of their affiliates, each of which will be canceled without any payment, or (ii) held by shareholders who properly exercise and perfect their appraisal rights, which will be subject to payment of fair value in accordance with Utah law. See "The Merger -- Appraisal Rights of Dissenting Shareholders" at page 39.

Pursuant to the Merger Agreement, all outstanding options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, to purchase the Common Stock of the Company, whether vested or unvested, shall automatically be terminated at the completion of the Merger, unless previously exercised pursuant to the terms of the applicable option. All options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, will fully vest due to the change in control related to the Merger. Nonetheless, there are no "in-the-money" options, and it is unlikely that any option holder will exercise any such options. Each holder of such options will cease to have any rights under such options, except the right to receive Merger consideration if an option was duly exercised pursuant to the terms of such applicable option. After giving effect to the Company's five-to-one reverse stock split, there are no outstanding options with an exercise price equal to or less than [$1.3789] per share. See "The Merger Agreement - Treatment of Options" at page 59.

Upon completion of the Merger, the Company's current shareholders will cease to have ownership interests in the Company or rights as the Company's shareholders, and Hire Calling will own all of the continuing corporation's outstanding capital stock. Therefore, current shareholders of the Company will not participate in any future earnings or growth of the Company and will not benefit from any appreciation in value of the Company. See "The Merger -- Effects of the Merger" at page 37.

As a result of the Merger, the Company will be a privately held corporation and there will be no public market for its Common Stock. After the Merger, the Company's Common Stock will no longer be listed on the Nasdaq SmallCap Market, and its registration under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the "Exchange Act", will be terminated. See "The Merger -- Effects of the Merger" at page 37.

The Paying Agent
----------------

Zions Bank N.A. or another comparable institution will act as the paying agent in connection with the Merger. The paying agent will be responsible for delivering the Merger consideration to the Company's shareholders upon the surrender of the Company's share certificate by the shareholders. See "The Merger Agreement -- Payment of Shares" at page 59.

Appraisal Rights
----------------

Under Utah law, Company shareholders may dissent from the Merger and have the fair value of their shares paid to them in cash. The fair value of your shares of the Company's Common Stock, as determined in accordance with Utah law, may be more than, less than, or equal to the [$1.3789] per share to be paid as Merger consideration. To exercise this right, Company shareholders must follow certain specified procedures in a timely manner. These procedures include filing notices with Company prior to the vote on the Merger Agreement and not voting in favor of the Merger. For more information on how to exercise these rights, see "Appraisal Rights of Dissenting Shareholders" at page 39 and Annex E to this document.

The Merger Agreement
--------------------

The Merger Agreement provides a detailed description of (i) the structure of the Merger transaction, (ii) the effect of the Merger on the Company, (ii) the Company's representations and warranties provided to Hire Calling and Merger Sub, (iii) covenants relating to the conduct of the Company's business prior to the effective date of the Merger, (iv) the consents and approvals required for and conditions to the completion of the Merger, and (iv) the Company's ability to consider other acquisition proposals. The Merger Agreement also provides for the automatic conversion of shares of Common Stock into the right to receive cash in an amount equal to [$1.3789] per share, without interest, at the effective time of the Merger and instructions on how to exchange certificates representing shares of Common Stock for the Merger consideration. The Merger Agreement is described on pages 58 through 72, and a copy of the Merger Agreement is included in this proxy statement as Annex A, with amendments of September 16, 2003 included as Annex B. YOU ARE STRONGLY ENCOURAGED TO READ IT CAREFULLY IN ITS ENTIRETY.

Termination of the Merger Agreement
-----------------------------------

The Merger Agreement may be terminated prior to the closing of the Merger under several circumstances, including: (i) by either the Company or Hire Calling if the Merger is not completed on or before November 1, 2003 (so long as such party's breach of the Merger Agreement has not caused or resulted in such failure to complete the Merger), subject to extension to allow for review of this proxy by the Securities and Exchange Commission ("SEC"), but in any event on or before December 1, 2003); (ii) by either the Company or Hire Calling if the shareholders of the Company do not approve and adopt the Merger Agreement and the Merger by the requisite vote at the Special Meeting or an adjournment thereof; or (iii) by the Company if the Board in the exercise of its good faith judgment as to its fiduciary duties, determines that such termination is required to fulfill its fiduciary duties to shareholders. See "Merger Agreement -- Termination" at page 70.

Under certain circumstances, including termination of the Merger Agreement related to the receipt of another acquisition proposal, the Company would be required to pay a breakup fee of $1,110,000 (the "Breakup Fee") to Hire Calling. See "The Merger Agreement -- Fees and Expenses" at page 71 for more information regarding the Breakup Fee.

Conditions of the Merger
------------------------

The Merger Agreement and the Merger are subject to approval by the holders of a 2/3 majority of the outstanding shares of the Company's Common Stock entitled to vote, as well as other conditions. See "The Merger Agreement -- Conditions to the Completion of the Merger" at page 68. The satisfaction of some of these conditions may be outside the control of the Company, Hire Calling, or Merger Sub. There can be no assurance that the conditions to the completion of the Merger will be met. However, the Merger is not subject to Hire Calling's ability to finance the Merger.

Financing
---------

The total amount of funds necessary for Hire Calling and Merger Sub to complete the Merger and the related transactions is anticipated to be approximately $[18.5 million], consisting of (i) approximately $[3.5 million] to pay the Company's shareholders the amounts due to them under the Merger Agreement, assuming that none of the Company's shareholders exercises and perfects its appraisal rights and (ii) approximately $[15.0 million] to retire the Company's secured debt obligations and certain fees and expenses of the lenders. Hire Calling will also be required to provide for the replacement of the Company's letters of credit currently in the amount of $11.3 million securing the Company's workers' compensation obligations. Hire Calling and Merger Sub expect that this amount will be funded by Hire Calling and contributed to Merger Sub. ""

In addition, the Company expects to pay up to [$1.2 million] in financial advisory, accounting, legal and printing fees and other expenses related to the Merger. See "The Merger -- Merger Financing" at page 38.

Closing
-------

We expect to close the Merger as soon as practicable after the adoption of the Merger Agreement by the Company's shareholders and after all other conditions to the Merger have been satisfied or waived. At present, the Company anticipates that the closing will occur promptly following the Special Meeting.

Fairness Opinion of the Company's Financial Advisor
---------------------------------------------------

Houlihan Valuation Services, LLP ("Houlihan") acted as the Company's financial advisor in connection with a fairness opinion relating to the proposed Merger. The Board requested that Houlihan evaluate the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's Common Stock pursuant to the Merger Agreement. On September 10, 2003, Houlihan delivered its written opinion to the Board that, as of September 10, 2003, based upon and subject to the considerations set forth in its opinion, the consideration to be received by holders of the Company's Common Stock pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. See "Fairness Opinion of the Company's Financial Advisor" at page 44.

THE FULL TEXT OF HOULIHAN'S FAIRNESS OPINION, dated september 10, 2003, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, FACTORS CONSIDERED AND LIMITATIONS UPON THE REVIEW UNDERTAKEN BY HOULIHAN IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY. HOULIHAN'S OPINION WAS ADDRESSED TO THE BOARD AND RELATES ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY

THE HOLDERS OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE MERGER AGREEMENT AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW TO VOTE WITH RESPECT TO THE MERGER OR ANY OTHER MATTER RELATING THERETO, AND SHOULD NOT BE RELIED UPON BY ANY SHAREHOLDER AS SUCH.

Interests of the Company's Directors and Executive Officers in the Merger
--------------------------------------------------------------------------

In considering the recommendation of the Board to vote in favor of the proposal to adopt the Merger Agreement, you should be aware that some of the Company's directors and executive officers may have personal interests in the Merger that are, or may be, different from, or in addition to, your interests. These interests include the following:

o The Merger Agreement requires, as a condition to closing, that JoAnn W. Wagner, Kevin Hardy, and John Morrison enter into agreements with Hire Calling that provide for their employment with the continuing corporation after the Merger is consummated on substantially the same terms as their current employment with the Company.

o The Merger Agreement requires, as a condition to closing, that Richard Reinhold, the former chief executive officer of the Company and who, together with his wife, is the Company's largest shareholder, enter into a two year noncompete and nonsolicitation agreement with the Company in exchange for $10,000, restricting him for two years from competing with the Company in its market states or soliciting the Company's employees for employment. See "The Merger Agreement -- Conditions to the Completion of the Merger" at page 68.

o The Merger Agreement requires that Hire Calling guaranty the obligations of the Company to indemnify each current director and officer of the Company who was or is a party or is threatened to be a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company to the fullest extent permitted by the Company's articles of incorporation or bylaws, each in effect on the date of execution of the Merger Agreement, or Utah law. With respect to any claim relating to an occurrence prior to the effective time, such guaranty is subordinate to the rights of the Company or such indemnified person under any policy of insurance maintained by the Company. The Company is also required to maintain directors and officers insurance with policy limits of not less than the Company's current coverage on customary terms and conditions up until the effective time. Subsequent to the effective time, Hire Calling is required to obtain substitute insurance coverage without any lapse of coverage for a minimum of three years on commercially reasonable terms providing coverage for acts or omissions of the Company's directors and officers occurring prior to the effective time.

o Ms. Wagner, Mr. Hardy, Mr. Morrison and W.B. "Tucker" Collings, Vice President and Treasurer of the Company, have change of control provisions as part of their employment contracts with the Company which would be triggered in the event their employment was terminated following the Merger.

The Board was aware of these interests and considered them, among other matters, when approving the Merger. For a more complete description, see "The Merger -- Interests of the Company's Directors and Executive Officers in the Merger" at page 53.

Material U.S. Federal Income Tax Consequences Of The Merger
-----------------------------------------------------------

The receipt of [$1.3789] in cash for each share of the Company's Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, generally you will realize a taxable gain or loss as a result of the Merger measured by the difference, if any, between [$1.3789] per share and your adjusted tax basis in that share.

You should read "The Merger -- Material U.S. Federal Income Tax Consequences" at page 54 for a more complete discussion of the federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to you will depend on your particular tax situation. The Company urges you to consult your tax advisor to fully understand the tax consequences of the Merger to you.

                                   THE Parties

The Company

SOS Staffing Services, Inc.
1415 South Main Street
Salt Lake City, Utah 84115
(801) 484-4400

The Company is a Utah corporation that is headquartered in Salt Lake City, Utah. The Company is a leading provider of staffing services throughout the western United States. As of June 30, 2003, the Company operated a network of more than 75 offices in 13 states. The Company specializes in filling temporary, temp-to-perm and permanent assignments for a wide variety of industries and companies. The Company has significant operations in Arizona, Colorado, Hawaii, Idaho, Nevada and Utah. The Company also has offices in Alaska, California, Kansas, Missouri, New Mexico, Texas and Wyoming. The Company generally provides light industrial and clerical personnel services. In smaller markets, the Company offers a broader variety of commercial staffing and specialty services.

The Company's offices are supported by centralized administrative functions at corporate headquarters that include marketing, human resources and training, insurance services including workers' compensation, accounts receivable and accounts payable, purchasing, credit and collections, legal and other administrative support services. Generally, each staffing office has access to the Company's central management information system and its proprietary software that provides information on customer requirements, available applicants, temporary associates on assignment and other information that facilitates efficient response to customer job orders and the financial performance of each unit.

Hire Calling Holding Company

Hire Calling Holding Company
720 E. Jackson Street
Medford, Oregon 97504
(541) 779-2675

Hire Calling Holding Company ("Hire Calling") is an Oregon corporation that is headquartered in Medford, Oregon. Hire Calling was formed on September 9, 2003 and funded by its sole shareholder for the purpose of engaging in the Merger. It owns 100% of the shares of Hire Calling Acquisitions, Inc. The company has not carried on any activities to date other than those incident to its formation.

Hire Calling Acquisitions, Inc.

Hire Calling Acquisitions, Inc.
720 E. Jackson Street
Medford, Oregon 97504
(541) 779-2675

Hire Calling Acquisitions, Inc. ("Merger Sub") is an Oregon corporation that is a wholly owned subsidiary of Hire Calling Holding Company. Merger Sub was formed on September 9, 2003 by, and will be funded by, Hire Calling Holding Company, Inc. for the purpose of engaging in the Merger. Merger Sub has not carried on any activities to date other than those incident to its formation and the negotiation and execution of the Merger Agreement.

Hire Calling, Inc.

Hire Calling, Inc.
720 E. Jackson Street
Medford, Oregon 97504
(541) 779-2675


Hire Calling, Inc. ("HC Inc.") is an Oregon corporation that is headquartered in Medford, Oregon. HC Inc. was founded in 1974 and is a leading provider of staffing services throughout the Pacific Northwest. HC Inc. operates 15 branch offices in Oregon, Washington, and Alaska, which specialize in filling temporary, temporary-to-permanent and permanent assignments primarily in the light industrial and clerical markets for a wide variety of industries and companies. HC Inc. operates under the following trade names: Hire Calling Staffing Solutions, Adams & Associates, and Kennedy Personnel. Hire Calling, Inc. is an affiliated company of Hire Calling Holding Company.

                      SELECTED CONSOLIDATED FINANCIAL DATA

The following table sets forth selected financial data for the Company derived from the Company's consolidated financial statements as of and for each of the periods and dates indicated.

The historical financial data for the Company are derived from the Company's audited consolidated financial statements and unaudited interim financial statements, incorporated by reference herein. The historical financial data for the twenty-six weeks ended June 30, 2002 and June 29, 2003 are derived from financial statements that are unaudited and are subject to all adjustments, consisting of normal recurring adjustments, that the Company considers necessary for a fair presentation of its financial position and results of operations for such periods. The results for the twenty-six weeks ended June 30, 2002 and June 29, 2003 are not necessarily indicative of the results for the full year.

The  data  should  be  read  in  conjunction   with  the  Company's   historical
consolidated financial statements, related notes and other financial information which are filed with the Securities and Exchange Commission ("SEC").

No pro forma data giving effect to the Merger is provided because that information is not material to the Company's shareholders in evaluating the Merger and the Merger Agreement because (i) the Merger consideration is all cash, and (ii) upon closing of the Merger, the shareholders will no longer have any equity interest in the Company.

If you would like additional financial information regarding the Company, you may review the annual, quarterly and special reports, and other information that the Company files with the SEC. You may access this information at the SEC's public reference room, by mail from the Public Reference Section of the SEC at prescribed rates, on the website maintained by the SEC at http://www.sec.gov, and from the Company's Investor Relations Department. For a more detailed description of how to access this information, please see "Where You Can Find Additional Information" at page 77 and "Incorporation by Reference" at page 77.

The Company will provide, without charge to any person from whom a proxy is solicited by the Board, upon written or telephonic request of such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any document incorporated herein by reference and the Company's 2002 Annual Report on Form 10-K, including the financial statements and schedule thereto (as well as exhibits thereto, if specifically requested), required to be filed with the SEC. Written requests for such information should be directed to:

                               Investor Relations Department
                               SOS Staffing Services, Inc.
                               1415 South Main Street
                               Salt Lake City, UT  84115
                               Telephone:  (801) 484-4400




                                             26 Weeks Ended                             Fiscal Year (52 Weeks) Ended
                                         June 29,      June 30,
                                           2003          2002       2002(1)      2001(1,2)    2000(1,2,3)  1999(1,2,3) 1998(1,2,3)
                                        ------------ ------------- ------------ ------------- -----------  ----------- -----------
Statement of Operations Data:                                       (in thousands, except per share data)
Revenue                                   $  77,830    $   88,226  $  180,318   $  214,403   $  257,148    $ 239,648    $ 238,437
Gross profit                                 15,355        17,394      36,371       46,324       56,445       51,312       52,112
Selling, general and administrative          13,938        15,827      31,687       37,899       45,231       41,768       39,191
Loss on impairment of goodwill and
   intangibles                                   --            --      13,867           --        3,102           --           --
Depreciation and amortization                 1,012           835       2,008        3,565        3,773        4,022        3,601
Other operating expenses                        493           609         749        1,319           --           --          550
(Loss) income from operations                   (88)          123     (11,940)       3,541        4,339        5,522        8,770
(Loss) income from continuing
   operations                                (1,506)        6,278      (7,291)      (4,543)         216        1,318        5,022
(Loss) income from discontinued
   operations, net of tax                       (93)       (1,636)     (1,635)     (52,801)     (29,417)       4,033        4,836
Cumulative effect of accounting change
                                                 --       (16,083)    (16,083)          --           --           --           --
Net (loss) income                            (1,599)      (11,441)    (25,009)     (57,344)     (29,201)       5,351        9,858


(Loss) income from continuing operations per common share:(4)
    Basic                                 $   (0.59)   $    2.47   $   (2.87)   $   (1.79)    $     0.09   $    0.52    $    1.98
    Diluted                                   (0.59)        2.47       (2.87)       (1.79)          0.09        0.52         1.96

Net (loss) income per common share:(4)
    Basic                                 $   (0.63)   $   (4.51)  $   (9.85)   $  (22.59)    $   (11.50)  $    2.11    $    3.89
    Diluted                                   (0.63)       (4.51)      (9.85)      (22.59)        (11.50)       2.11         3.85

Weighted average common shares:(4)
    Basic                                     2,538         2,538       2,538        2,538         2,538       2,538        2,535
    Diluted                                   2,538         2,539       2,538        2,538         2,538       2,540        2,562

Balance Sheet Data:
Working capital (deficit)                 $  (1,671)   $    7,297  $   10,878   $    4,353    $   20,012  $   37,969    $  26,989
Total assets                                 43,821        62,923      43,253       78,743       161,388     200,624      182,909
Total debt(5)                                25,092        28,442      24,335       29,095        44,273      55,687       39,925
Shareholders' equity(6)                       6,933        22,100       8,532       33,541        90,885     120,086      114,606

Book value per share:(4)
    Basic                                 $     2.73   $     8.71  $     3.36   $    13.21    $    35.81  $    47.32    $    45.21
    Diluted                                     2.73         8.70        3.36        13.21         35.81       47.28         44.73

(1) In fiscal 2002, the Company disposed of its Northern California Truex operations. The related statement of operations data for these operations is reflected as discontinued operations for all periods presented.

(2) In fiscal 2001, the Company adopted a plan to dispose of the staffing divisions of Inteliant, as well as the Company's wholly-owned subsidiary, ServCom Staff Management, Inc. The related statement of operations data is reflected as discontinued operations for the applicable periods presented.

(3) In fiscal 2000, the Company sold the IT consulting division of Inteliant. The statement of operations data for this division is reflected as discontinued operations for the applicable periods presented.

(4) On August 27, 2003, the Company effected a five-to-one reverse stock split whereby five shares of outstanding common stock were exchanged for one share of common stock. Basic and diluted earnings per share information and the basic and diluted weighted average shares outstanding have been restated for all periods to reflect the reverse stock split.

(5) For the periods presented, the Company had no redeemable preferred stock issued or any capital leases.

(6)  For the periods presented, the Company did not declare any dividend.

                               THE SPECIAL MEETING

This proxy statement is being furnished to the shareholders of SOS Staffing Services, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board") of proxies from holders of outstanding shares of the Company's common stock ("Common Stock"), $0.002 par value, for use at the special meeting of shareholders of the Company (the "Special Meeting"). This proxy statement, the notice of Special Meeting of shareholders and the accompanying form of proxy are first being mailed to the shareholders of the Company on or about October 1, 2003.

Date, Time and Place

The Special Meeting of the Company's shareholders will be held at to be held at 11:00 a.m., mountain standard time, on [Friday, October 31, 2003,] at the [Little America Hotel], located at [500 South Main Street], Salt Lake City, Utah 84101.

Purpose of the Special Meeting

At the Special Meeting, the shareholders of the Company are being asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 10, 2003, as amended on September 16, 2003 (the
"Merger Agreement"), among the Company, Hire Calling Holding Company ("Hire Calling") and Hire Calling Acquisitions, Inc. ("Merger Sub") and the merger thereunder. Under the Merger Agreement, Merger Sub will be merged with and into the Company and each issued and outstanding share of the Company's Common Stock will be converted into the right to receive cash in an amount equal to [$1.3789], without interest, except for (i) treasury shares of the Company's Common Stock and Common Stock of the Company owned by Hire Calling and its affiliates, all of which will be canceled without any payment; and (ii) shares of the Company's Common Stock held by shareholders who validly exercise and perfect appraisal rights, which will be subject to payment of fair value determined in accordance with Utah law (the "Merger").

Pursuant to the Merger Agreement, all outstanding options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, to purchase the Common Stock of the Company, whether vested or unvested, shall automatically be terminated at the completion of the Merger, unless previously exercised pursuant to the terms of the applicable option. Each holder of such options will cease to have any rights under such options, except the right to receive Merger consideration if an option was duly exercised pursuant to the terms of such applicable option.

At the Special Meeting, the Company's shareholders will be asked to adopt the Merger Agreement and approve the Merger. The outside, disinterested directors who are not officers or employees of the Company (the "Disinterested Directors") as well as the Company's board of directors (the "Board"), having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, have unanimously determined that the Merger and the other transactions described in the Merger Agreement are fair to, and in the best interests of, the shareholders, and has unanimously approved and declared advisable the Merger Agreement and recommends that shareholders vote "FOR" the adoption of the Merger Agreement.

The Company does not expect to ask its shareholders to vote on any other matters at the Special Meeting. However, if any other matters are properly presented at the Special Meeting for consideration, the holder of the proxies will have discretion to vote on these matters in accordance with their best judgment.

Record Date; Shares Entitled to Vote

The Board has fixed the close of business on September 19, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date").

As of the Record Date, there were issued and outstanding 2,538,316 shares of Common Stock. As of the Record Date, the issued and outstanding shares of Common Stock were held by approximately 119 registered shareholders and approximately 1,600 beneficial holders.

The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Special Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Special Meeting. Only holders of record of the Company's Common Stock as of the Record Date are entitled to notice of and to vote at the Special Meeting.

Quorum

A majority of the votes entitled to be cast at the Special Meeting is required for a quorum at the Special Meeting. A quorum is required in order to conduct a meeting and vote on other matters, such as adjourning to solicit additional proxies. Abstentions and broker non-votes will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

Because the Merger Agreement and Merger must be approved by the affirmative vote of the holders of 2/3 of the shares entitled to vote, the quorum does not necessarily represent sufficient shares for a vote "FOR" the Merger to be effected.

In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be postponed.

Vote Required

An affirmative vote of a 2/3 majority of shareholders entitled to vote is required to approve the Merger Agreement. Because the required vote of the Company's shareholders is based upon the number of outstanding shares of Common Stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the Special Meeting, including abstentions and broker non-votes, will have the same effect as a vote against the adoption of the Merger Agreement.

Shares Owned by the Company's Directors and Executive Officers

At the close of business on the Record Date, the Company's directors and executive officers and their associates beneficially owned and were entitled to vote [24,176] shares of Common Stock, which represented approximately 0.95% of the shares of the Common Stock outstanding on that date. On the Record Date, the Company's directors and executive officers had options to purchase [144,060] shares of the Company's Common Stock, none of which have an exercise price equal to or less than [$1.3789] after giving effect to the Company's five-to-one stock split.

Voting of Proxies

Shares of the Company's Common Stock that are entitled to be voted at the Special Meeting and that are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted "FOR" the adoption of the Merger Agreement. Shares of the Company's Common Stock represented at the Special Meeting but not voting, including shares of the Company's Common Stock for which proxies have been received but with respect to which holders of shares have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

Only shares affirmatively voted for the adoption of the Merger Agreement, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. If a shareholder abstains from voting or does not execute a proxy, it will effectively count as a vote against the adoption of the Merger Agreement.

Brokers or banks who hold shares of the Company's Common Stock in "street name" for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares in the absence of specific instructions from those customers. If no instructions are given to the broker or bank holding shares, or if instructions are given to the broker or bank indicating that the broker or bank does not have authority to vote on the proposal to adopt the Merger Agreement, then, in either case, the shares will be counted as present for purposes of determining whether a quorum exists, will not be voted on the proposal to adopt the Merger Agreement, and will effectively count as votes against the adoption of the Merger Agreement.

The persons named as proxies by a shareholder who votes for the proposal to adopt the Merger Agreement may propose and vote the shares underlying any such proxies for one or more adjournments of the Special Meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the Merger Agreement will be voted in favor of any such adjournment or postponement.

It is not expected that any matter other than the proposal to adopt the Merger Agreement will be brought before the Special Meeting. If, however, other matters are brought before the Special Meeting, the persons named as proxies will vote in accordance with their judgment.

Revocability of Proxies

A shareholder can change its vote or revoke its proxy at any time before the proxy is voted at the Special Meeting. A shareholder may accomplish this in one of three ways.

First, a shareholder can send a written notice stating that it would like to revoke its proxy.

Second, a shareholder can complete and submit a new proxy bearing a later date.

If a shareholder chooses either of these two methods, it must submit its notice of revocation or its new proxy to the Company prior to the Special Meeting at:

                           SOS Staffing Services, Inc.
                           1415 South Main Street
                           Salt Lake City, Utah 84115
                           Attention: Secretary

Third, a shareholder can attend the Special Meeting and deliver a signed notice of revocation, deliver a later-dated duly executed proxy, or vote in person. Attendance at the Special Meeting will not in and of itself result in the revocation of a proxy or cause shares to be voted.

If you have instructed your broker or bank to vote your shares, you must follow directions from your broker or bank to change these instructions.

Solicitation of Proxies

The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this proxy statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone or facsimile. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Recommendation of the Board

The Disinterested Directors and the Board, having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, believe that the terms of the Merger Agreement and the proposed Merger are fair to, and in the best interests of, the Company and its shareholders. The Board has unanimously approved the Merger Agreement and the Merger and unanimously recommends that you vote "FOR" the approval and adoption of the Merger Agreement and the Merger. See "Background of the Merger" at page 27 and "Reasons for and Fairness of the Merger; Determination of the Board" at page 51.

Adjournments

If there are insufficient votes to approve the Merger Agreement and the Merger at the Special Meeting, and if you voted in favor of the Merger Agreement and the Merger or gave no voting instructions, your proxy may be voted to adjourn the Special Meeting in order to solicit additional proxies in favor of approval of the Merger Agreement and the Merger. If the Special Meeting is adjourned or postponed for any purpose, then at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

The persons named as proxies by a shareholder who votes for the proposal to adopt the Merger Agreement may propose and vote the shares underlying any such proxies for one or more adjournments of the Special Meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the Merger Agreement will be voted in favor of any such adjournment or postponement.

Please do not send in stock certificates at this time. In the event the Merger is completed, the paying agent for the Merger will distribute instructions regarding the procedures for exchanging existing stock certificates of the Company for the Merger consideration.

                                   THE MERGER

While the Company believes that the following description covers the background, mechanics, and material consequences of the Merger and the related transactions, this summary may not contain all of the information that is important to you. You should carefully read this entire document, including the Annexes and the Company's filings with the SEC incorporated by reference herein for a more complete understanding of the Merger and the related transactions.

General

At the Special Meeting, the Company will ask its shareholders to vote on a proposal to approve the Merger Agreement and the Merger of Merger Sub with and into the Company. A copy of the Merger Agreement is included as Annex A and the September 16, 2003 amendments are included as Annex B to this proxy statement. You should read the Merger Agreement in its entirety because it is the legal document governing the Merger.

Background of the Merger

The Company's financial condition and capital structure have deteriorated since 2000 due to various factors, including but not limited to the Company's secured debt obligations in relation to the reduced size and profitability of the Company's operations, the contraction of the information technology industry and the economic recession. These various factors have led the Board to entertain and recommend to the shareholders the Merger resulting in the acquisition of the Company by Hire Calling.

The Company experienced significant growth during the 1990s. The Company made its initial public offering in 1995. The initial public offering was followed by two subsequent public offerings in 1996 and 1997. Consistent with the Company's strategic growth plan, a portion of the capital raised in its public offerings was used to fund approximately 45 acquisitions between 1995 and the end of 1998. Sixteen of such acquisitions were of information technology consulting or staffing firms which the Company combined into one subsidiary, Inteliant Corporation. The acquisition of these firms constituted a strategic investment to maintain and expand the Company's regional and national operations, and to profit from the growing information technology sector. As part of the acquisitions, the Company was required to pay both an initial purchase price and to make trailing earn-out payments in the form of cash payments which were generally based upon operating income for periods ranging from twelve to forty-eight months following each acquisition.

The information technology firms acquired were generally profitable through the year 1999, thus requiring substantial trailing earn-out payments. In light of the anticipated need for such payments, and for additional acquisitions, and for other general business purposes, in July of 1998, the Company obtained bank financing in the form of an unsecured line of credit in the amount of $40.0 million which was initially scheduled to mature three years from the date of funding (the "Bank Loan"). In connection with this unsecured credit facility, the Company also continued to maintain outstanding letters of credit from the banks to secure payment of the Company's indemnification obligations to its workers' compensation insurer, ACE, USA ("ACE"). In addition to the Bank Loan, the Company obtained debt financing by issuing two series of unsecured notes and note agreements to institutional lenders totaling $35.0 million in September of 1998, with payments of interest only until September 1, 2002, when the first principal payment became due (the "Notes"). The Bank Loan and the Notes contained certain financial and restrictive covenants including certain debt ratios, maintenance of a minimum net worth and restrictions on the sale of capital assets. Although the Bank Loan and the Notes were unsecured, each restricted the Company from incurring senior debt and limited the Company's ability to incur secured debt.

Although the Company's total revenues from continuing operations increased between 1999 and 2000 from approximately $239.6 million to $257.1 million, income from continuing operations decreased from $1.3 million to $216,000 during the same time period. The Company's revenues from discontinued operations consisting primarily of information technology segment revenue decreased from $131.0 million to $114.4 million, and income from discontinued operations decreased from $4.0 million to a loss of ($29.4) million. Beginning in the year 2000, increasingly unfavorable market and industry conditions, particularly relating to the technology sector and the staffing industry in general, negatively impacted the Company's profitability and the Company's value. The Company's Common Stock value began to decline, from a high on April 6, 1998 of $27.00 (on a pre-reverse stock split basis) to less than $5.00 per share in the spring of 2000.

At the end of 2000, the Company sold its information technology consulting division at a significant loss. Because the sale would violate certain covenants in the agreements for the Bank Loan and the Notes, the Company was required to obtain the consents of the banks and the noteholders (collectively, the "Lenders") to the transaction. As part of obtaining such consent, the Company was required to reduce the aggregate commitment under the Bank Loan from $40.0 million to $30.0 million. The Company also agreed to pay the tax benefits of the sale and proceeds realized from the collection of receivables of the division to the Lenders. The Company entered into amendments to the Bank Loan and the Notes whereby the Lenders reduced certain net worth covenants related to the sale of the technology consulting division.

In March of 2001, the Company began negotiations to renew the Bank Loan. The Company believed that it would not be able to renew the Bank Loan, which was then unsecured, either through the existing banks or new lenders, unless it granted to such lenders a security interest in at least a majority of its assets, including accounts receivable. However, in order to grant the security interest, the Company was also required to secure the Notes, in which case the Company believed that it would have insufficient assets to fully secure both debt obligations.

On June 29, 2001, the banks extended the Bank Loan and modified financial covenants under the Bank Loan and the Notes. The banks were no longer willing to extend unsecured credit to the Company and the Company was unable to refinance the Bank Loan on an unsecured basis. The noteholders were unwilling to waive the limitation on the Company's obtaining senior or secured debt unless the Notes were also secured on an equal seniority basis with any secured debt. The Company was also unable to refinance the Bank Loan with another lender on an equal seniority secured basis with the Notes.

Therefore, the Company entered into an amendment to its Bank Loan as of June 29, 2001 which extended the Bank Loan until April 1, 2002, increased the interest rate on the Bank Loan, further reduced certain financial covenants, and reduced the available line of credit from $30.0 million to $18.0 million. The banks also agreed to increase the amount available for outstanding letters of credit in favor of ACE from $6.7 million to $10.0 million if necessary to resolve the Company's expected difficulty in renewing workers' compensation coverage for 2002. In connection with the amendment, a $12.5 million payment was made to reduce the line of credit. The Company also entered into an amendment to the Notes increasing the interest rate and further reducing certain financial covenants.

As a condition to the execution of both of the June 29, 2001 amendments, the Company agreed to grant to the Lenders a security interest in all the Company's assets. On September 5, 2001, the Company entered into a security agreement dated as of July 30, 2001 with a collateral agent of the Lenders, whereby the Company pledged its personal property assets, including without limitation, all accounts receivable, intellectual property rights, and shares of capital stock of the Company's subsidiaries. The banks' and noteholders' priority in the security interests in such collateral was determined pursuant to an intercreditor agreement dated as of July 30, 2001, among the banks, noteholders and the collateral agent.

In 2001, the Company also began to experience difficulties with renewing its workers' compensation insurance with ACE on terms that could be met by the Company. Although the Company was on a favorable three-year guaranteed cost program for 2000-2002, ACE gave the Company a notice of non-renewal in the fall of 2001 due to the uncertainty in the reinsurance markets after the terrorist attack of September 11, 2001. ACE requested greater collateral to secure potential losses from claims than the Company could provide. As a result, the Company agreed to pay higher premiums to reduce the collateral requirements. ACE increased the collateral requirement for the Company substantially beyond the Company's reserve amounts based upon its actual claims experience due to ACE's view of the diminished creditworthiness of the Company.

As of December 30, 2001, the Company had letters of credit of $6.7 million from the banks in favor of ACE to secure its workers' compensation premium obligation. As part of its renewal of coverage for 2002, ACE required that the Company pledge an additional $3.2 million in letters of credit and an additional $1.3 million cash deposit to secure the Company's workers' compensation insurance program. The cash deposit was requested because the Company had no more availability to issue additional letters of credit under the Bank Loan. Nevertheless, ACE continued to express concerns regarding the Company's obligations to the Lenders, and the potential that the letter of credit issued in favor of ACE to satisfy the Company's workers' compensation program obligations to ACE, may not be renewed by the banks if the Bank Loans were not extended each year. The discussions with ACE were also affected by the general reduced availability of underwriters for workers' compensation insurance coverage, particularly in the staffing industry.

Commencing in 2001, the Company took significant steps to reduce expenses and close unprofitable offices. After the sale of the information technology consulting division, all management staff functions between Inteliant
Corporation and the Company were consolidated. In addition to the 15 offices sold or closed related to information technology, the Company closed or consolidated 60 commercial staffing offices, focusing on maintaining profitable operations. The Company has made significant staff reductions and eliminated executive level positions, in addition to the Inteliant positions eliminated.

Due to increasing pressure from the Lenders to pay down existing debt, increase cash flow and maintain profitability, the Company continued to investigate methods of divesting itself of other unprofitable divisions, including its information technology staffing subsidiaries and divisions. The Company successfully divested itself of all its information technology staffing subsidiaries and divisions by May 6, 2002 and applied the net proceeds from those sales to reduce the Company's secured debt. However, despite the debt reduction, cash flow from operations and sales of assets were inadequate to repay the Bank Loan. At the same time, the Company's capital structure, the existence of the secured obligations to the noteholders and the Company's inability to meet customary lending ratios prevented the Company from refinancing the Bank Loan with another lender.

The price of the Company's Common Stock declined below $1.00 per share consistently beginning on approximately March 1, 2002. In March of 2002, the Company entered into negotiations with the Lenders to extend the maturity date of the Bank Loan and to further reduce financial covenants contained in the agreements for the Bank Loan and the Notes. Due to the Company's reduced revenues and profitability and its inability to meet customary financial covenants, the Lenders were willing to enter into amendments to the Bank Loan and the Notes on the condition that the Company hire a financial advisor acceptable to the Lenders by January of 2003 to entirely refinance the Company's secured debt and repay the Bank Loan and the Notes in full by September 2003.

On April 15, 2002, the Company entered into the amendment to its Bank Loan to extend the Company's line of credit to April 2003. In connection with the extension, the line of credit was reduced from $18.0 million to $16.0 million. Such amendment provided for, among others, an increase in the interest rate, required prepayments to permanently reduce the line of credit available for borrowing, and waiver of compliance with and further modification of certain financial covenants. The amendment also required that by January 2003, the Company retain a financial advisor to prepare a private offering memorandum to solicit replacement financing for the Bank Loan.

Also on April 15, 2002, the Company entered into a similar amendment with the noteholders, whereby the noteholders waived noncompliance with and further modified certain financial covenants, increased the rate of interest, and partially deferred principal payments due in September 2002 until April 2003. The Note amendment also required that by January 2003, the Company retain a financial advisor to prepare a private offering memorandum to solicit replacement financing for the Notes.

Pursuant to the April 15, 2002 amendments, the Lenders also required that the Company obtain a firm commitment or signed letter of intent regarding a refinancing, restructuring or recapitalization of the Company by July 31, 2003. Additionally, the Company was required to consummate such transaction by September 1, 2003 or be required to pay a supplemental fee of $500,000 in the aggregate to the Lenders. Failure to meet this deadline would also be a default under the Bank Loan and the Notes.

In December of 2002, the Company began its process of selecting a financial advisor pursuant to the requirements of the Bank Loan and the Notes. The Company interviewed six candidates. The Company chose W Capital Management, LLC ("W Capital") partially due to the fact that one of the principals of W Capital had represented the Company in its initial public offering and because of W Capital's principals' substantial debt restructuring and investment banking experience.

On January 1, 2003, the Company renewed its workers' compensation policy with ACE for fiscal year 2003. Because significant debt payments to the Lenders were scheduled to become due on September 1, 2003 and because of the Company's inability to post additional collateral under the terms of the Bank Loan and Notes, ACE was unwilling to extend insurance for a full year term. ACE therefore required that for a six-month term of insurance, the Company advance $1.8 million, which represented approximately 75% of the expected annual premium, pay administrative costs, continue in place letters of credit in favor of ACE in the amount of $10.0 million, and maintain the cash collateral of $1.3 million posted for 2002.

On January 9, 2003, the Company engaged W Capital in connection with a potential financing, refinancing, reorganization, restructuring, recapitalization, or any other strategic alternative. The engagement of a financial advisor to perform such efforts was a contractual condition of the April 15, 2002 amendments to the Bank Loan and Notes which was required to be satisfied by January 31, 2003.

During January, February and March 2003, through meetings held both in person and telephonically, and through regularly scheduled and special meetings of the Board, management and the Board held discussions with W Capital regarding preparation of a private offering memorandum, the list of potential interested parties, positioning of the Company for a recapitalization, refinancing, or change in control transaction, status of the investment banking process, and progress made in negotiations to amend the terms and conditions of bank and noteholder agreements.

On March 11, 2003, at a special meeting of the Board, the Board discussed, among other things, the Company's listing with Nasdaq SmallCap Market, the $1.00 minimum per share bid price requirement for continued listing, the potential need for a reverse stock split to maintain the Nasdaq SmallCap Market listing, and the potential impact the reverse stock split would have on the Company's recapitalization process. The Board adopted a resolution to request that the shareholders approve a four-to-one reverse split of the Company's Common Stock if the Board determined such to be in the best interests of the Company and its shareholders.

On March 28, 2003, a special meeting of the Board was held because the Lenders would not consent to any distribution to fractional shareholders of the Company's Common Stock in connection with the four-to-one reverse stock split, even though the consideration to be paid was anticipated to be less than $10,000. Further, the Board expressed concern that a four-to-one reverse stock split would not maintain the trading price of the Common Stock above the $1.00 minimum required by the Nasdaq SmallCap Market, and thereafter adopted a resolution approving a five-to-one reverse stock split upon shareholder approval, also if the Board determined such to be in the best interests of the Company and its shareholders.

On March 31, 2003, the Lenders extended certain terms on the condition that the Company maintain a timely investment banking process and to provide for sufficient time to complete such process. The Company amended the Bank Loan and the Notes, whereby the maturity of the Bank Loan and certain principal payments on the Notes were extended to April 30, 2004, certain financial covenants were modified, and certain payments to the banks were required to reduce the line of credit for borrowing to $3.378 million. However, to ensure the Company maintain the investment banking process timeline, the Lenders imposed a new $250,000 fee in the event the Company did not have a signed letter of intent or firm commitment by July 1, 2003. In addition, at that time the Lenders did not extend the $500,000 fee due September 1, 2003 in the event that a transaction was not consummated by that date, although the Company's failure to meet these deadlines was no longer a default under the Bank Loan or the Notes.

On April 15, 2003, W Capital, on behalf of the Company, began to solicit the list of potential interested parties including financial institutions to refinance the Company's existing debt obligations, and to solicit potential strategic acquirors and financial investors. Over the subsequent eight weeks, more than 50 parties were approached, including both financial institutions and strategic acquirors. Interest was expressed by more than 25 parties, and the offering memorandum, including business information and detailed historical and projected financial information, was provided to all parties which agreed to and executed non-disclosure agreements.

On April 26, 2003, a special meeting of the Board was held at which W Capital reported on the status of distribution of the private placement memorandum, including the parties contacted, the number of interested parties, and the status of non-disclosure agreements.

On May 15, 2003, at the annual meeting of shareholders of the Company, a majority of the shareholders approved a reverse stock split of the Company's Common Stock, upon the Board's determination that such was in the best interests of the Company and its shareholders.

During April and May 2003, management met with representatives of several potential financial investors and acquirors in an effort to solicit interest in a refinancing, recapitalization or change in control transaction with the Company. Through meetings of the Board, management apprised the Board on the status these discussions. The Board also discussed with W Capital potential deal structures, the impact on the Company's creditors and shareholders, and the next steps to be taken to complete a transaction. The Board further discussed what amount of recapitalization might be acceptable to the Lenders.

On June 4 and June 10, 2003, at special meetings of the Board, W Capital presented several written letters of interest expressed by both financial and strategic parties. The Board compared the terms of each such letter and the potential structure for each potential transaction, the quality of each offer and the offeror's ability to close each respective transaction, and the Lenders' anticipated receptivity to each transaction. The Board determined that no offer was received which provided for consideration that would satisfy all of the Company's obligations to the Lenders.

At the direction of the Board, management and W Capital communicated to the Lenders the terms of the letters of interest received by the Company. The Lenders stated that unless the Lenders were paid in full, they would likely not accept any form of discounted payment to retire their obligations if the shareholders receive anything other than minimal consideration for their shares.

On June 15, 2003, Ms. Wagner met with a representative of a well-funded strategic party to discuss the potential terms and conditions of a proposed transaction. On June 24, 2003 the Company received a letter of interest from such party proposing an acquisition of the Company. On June 26, 2003, the Board held a special telephonic meeting at which it considered the letters of interest received by the Company, including the new proposal. The Board also considered the Lender's willingness to proceed with the new proposal despite a substantial discount to be required by the Lenders. The Board also considered the impact of each proposal on shareholders of the Company's Common Stock. The Board chose to proceed to exclusive discussions with the interested party whose proposal provided the most consideration for shareholders and was conditionally acceptable to the Lenders.

On or about June 27, 2003, a representative of the interested party communicated to the Lenders that a requirement of the offer was that the Company's shareholders receive payment of a minimum of $3.5 million in the interested party's common stock in exchange for their shares to facilitate completion of the transaction. After considerable negotiations, the Lenders communicated their agreement with payment to shareholders of the Company of a maximum of $3.5 million of the interested party's common stock.

On June 28, 2003, the Board held a special telephonic meeting at which the Board discussed all outstanding proposals received by the Company, the likelihood of closing, the risks and benefits associated with each transaction, and the consideration to be paid to the Company's shareholders. The Board also discussed the possibility that shareholders of the Company could receive no value if the Lenders rejected the approval of a change of control transaction and the Company failed to restructure their secured debt obligations. After discussion, the Board resolved to negotiate and execute a non-binding letter of intent with the strategic acquiror based on the terms of its proposal and draft letter of intent because, compared to other proposals, it was deemed by the Board to provide the greatest value to the shareholders of Common Stock. The Board further determined that prior to execution of a definitive agreement, a fairness opinion would be obtained.

On July 1, 2003, the Company renewed its workers' compensation insurance policy with ACE. During the first six-month term of the policy from January 1, 2003 through June 30, 2003, the maturity date of existing debt had been extended to April 2004, the letters of credit had been extended past December 2003, and the Company's ability to increase the collateral in favor of ACE under the April 15, 2002 amendments to the Bank Loan and Notes. Therefore, ACE renewed the policy for another six-month term, requiring the Company to pay an additional $660,000 to renew the policy through December 2003. However, ACE required an additional

$1.3 million in letters of credit to be provided to ACE, making a total of $12.6 million in letters of credit and cash collateral required to renew the policy. The Company was required to provide the banks $1.3 million in restricted cash to collateralize the additional letters of credit.

On or about July 2, 2003, the Company received a due diligence request checklist from the potential acquiror and over the subsequent two weeks, conducted due diligence, including a review of financial and historical data regarding the Company.

On July 18, 2003, due to what was characterized as a change in the strategic direction of the proposed acquiror, the proposed acquiror had decided against further pursuit of the acquisition and withdrew from negotiations prior to finalizing a definitive agreement. On July 23, 2003, the Company received a Nasdaq Staff Determination stating that the Company did not meet Nasdaq's $1.00 minimum bid price per share requirement for continued listing and that its Common Stock, therefore, would be subject to delisting from the Nasdaq SmallCap Market effective August 1, 2003. As permitted by the Nasdaq Staff Determination, the company requested, and was granted, a hearing before the Nasdaq Listing Qualifications Panel to appeal the delisting. The scheduled date of the hearing was August 28, 2003.

On July 28, 2003, the Board held a special telephonic meeting at which the acquisition's failure was discussed in detail, as well as the status of other proposals previously received by the Company. The Board was also informed of Nasdaq's notice of delisting from the Nasdaq SmallCap Market, the timing of an appeals process, and the impact of the reverse stock split approved previously by the Company's shareholders. The Board thereafter resolved to implement the five-to-one stock split of the Company's Common Stock upon its determination that the reverse stock split was in the best interests of the shareholders.

On July 31, 2003, at a special telephonic meeting of the Board, the Board resolved that the record date for the five-to-one reverse stock split would be August 15, 2003, to be effectuated as soon as reasonably practicable. At the meeting, the Board discussed the advantages and disadvantages of other alternatives to a change in control acquisition, including a limited asset sale. The Board also discussed with W Capital the status of efforts to obtain new proposals.

In early to mid-August 2003, individual members of the Board were apprised of the status of the investment banking process by management. They were informed that two additional parties had expressed possible interest in acquiring the Company. The individual members of the Board were further informed that those parties which had previously expressed interest in a transaction with the Company had either included significant new financing contingencies, reduced their offer, or withdrawn their proposal. Management also reported to the Company's audit committee that on the condition of continuing to solicit and negotiate additional letters of interest, the Lenders had agreed to extend the deadline under the Company's lending agreements to sign a letter of intent to August 29, 2003 and the deadline for refinancing the existing debt had been extended from September 1, 2003 to October 1, 2003.

On August 6, 2003, the Nasdaq SmallCap Market notified the Company that its hearing before the Nasdaq Listing Qualifications Panel to appeal the notice of delisting would be continued to September 11, 2003.

On August 15, 2003, Ms. Wagner received an inquiry from the management of Hire Calling, Inc. ("HC Inc.") whereby they expressed HC Inc.'s interest in engaging in a discussion with the Company regarding a proposed transaction. On the same day, Ms. Wagner referred HC Inc. to W Capital. HC Inc. then proceeded by executing a non-disclosure agreement and beginning detailed due diligence activities including conference calls with management and a legal and business review of the Company's due diligence data room.

On August 21, 2003, a regular meeting of the Board was held to discuss, among other things, the status of the three outstanding proposals. On the same day, principals of HC Inc. visited Salt Lake City to meet with the Company and present letter of intent containing the material terms of the proposed transaction. Also, the same day, HC Inc.'s letter of intent was reviewed by the Board and discussed. Given the Board's determination that HC Inc.'s proposal provided greater consideration for the Company and for the shareholders than the other proposals, the Board then voted to authorize management to commence negotiation and preparation of a definitive merger agreement consistent with the proposed terms of HC Inc.'s letter.

On August 25, 2003, the Company informed the Lenders of the HC Inc. proposal, including compensation of $3.5 million to shareholders, that the Lenders would receive the sum of $15.0 million in satisfaction of the Company's obligations to the Lenders, which totaled, as of August 25, 2003, approximately $25.4 million, and that the letters of credit in the amount of $11.3 million would be replaced. All but one of the Lenders agreed to the terms and structure of the proposed transaction on August 25, 2003. The Lenders reaffirmed their position that they would not approve any transaction in which the shareholders received more than $3.5 million unless the Bank Loan and the Notes were to be paid in full.

On or about August 26, 2003, John Morrison, the Company's General Counsel, Mr. Hardy, and Mark Marshall of the Company teleconferenced with representatives of HC Inc. to review the status of the Company's workers' compensation program, and further participated in a teleconference with ACE to discuss collateralization of the Company's workers' compensation program obligations to ACE in connection with the proposed transaction.

On August 27, 2003, the remaining Lender informed the Company it approved of the terms and structure of the proposed HC Inc. transaction and the reverse stock split was effected.

On August 29, 2003, representatives of HC Inc. submitted a proposed definitive agreement to the Company for its initial review by the Company and outside legal counsel.

Between  September  3, 2003 and  September 5, 2003,  representatives  of HC Inc.
continued   on-site  due  diligence   activities  at  the  Company's   corporate
headquarters and other corporate facilities.

On September 5, 2003, a discounted payoff letter was executed by HC Inc., the Company, and the Lenders, whereby the Lenders required a definitive merger agreement to be executed by September 10, 2003; furthermore, the parties agreed that in full satisfaction of the Company's obligations under the Bank Loan and the Notes, the letters of credit in favor of ACE would be terminated, the Lenders would receive the sum of $15.0 million plus any loans made or line of credit drawings occurring after August 25, 2003, plus certain outstanding fees, costs and expenses of the Lenders, less any payments made after August 25, 2003 to reduce the outstanding balance. The discounted payoff letter terminates if the Merger has not been consummated on or before the earlier of: (1) 35 days from the date the Company receives all required SEC approvals legally required in order to consummate the Merger, or (2) December 1, 2003.

On September 10, 2003, Hire Calling's and the Company's legal counsel finalized the form of the definitive merger agreement.

On September 10, 2003, a special meeting of the Board was held at which the Disinterested Directors reviewed and discussed the terms of the Merger Agreement, discussed the terms thereof in relation to prior offers which had previously ended without the execution of a definitive agreement, the current risks to the Company and to the value of its shareholders Common Stock, and the fairness opinion received from Houlihan which concluded that the Hire Calling transaction was fair to the shareholders from a financial point of view. After discussion, the Disinterested Directors unanimously recommended to the entire Board that it approve the definitive agreement. The Board then considered, among others, the above-described factors, concluded that the offer was fair and in the best interests of the Company and its shareholders, and unanimously approved and authorized management to execute the Merger Agreement with Hire Calling and Merger Sub.

Following  the September  10, 2003 special  meeting of the Board,  an additional letter of  interest  was  received  by the Company  containing  significant  due diligence and financing contingencies, as well as the requirement for shareholder vote by the acquiror's shareholders. The Disinterested Directors and the Board thereafter reconvened to consider the proposal, and concluded based on the contingencies and uncertainties of the other offer that the Hire Calling transaction was preferable to such offer.

Thereafter, on September 10, 2003, the Merger Agreement was executed by the Company, Hire Calling, and Merger Sub.

On September 11, 2003, the Nasdaq Listing Qualifications Panel held its hearing (originally scheduled for August 28, 2003) to review the written submissions relating to appeal of the delisting notice. As of September 15, 2003, the Company had not received a final listing decision from the Nasdaq.

Purpose of the Merger

The purpose of the Merger is to provide the Company's shareholders cash for their shares, to permit Hire Calling to acquire the Company, and to terminate the status of the Company as a company with publicly traded equity. By consummating the Merger, the Company should be able to effect the following:

o offering a greater return to the Company's shareholders than was offered by other potential strategic or financial acquirors or investors in proposals reasonably likely to be consummated;

o enabling the Company to retire current indebtedness thereby reducing the general uncertainty in the marketplace about the Company's ability to restructure its secured debt obligations;

o avoiding the penalty interest rate and fees charged by the Lenders and their adverse effect on the cash flow of the Company and the Company's ability to achieve sufficient cash flow to meet the amortization payments scheduled for April 2004 and the advance payments and collateral required by ACE;

o providing for the replacement of the Company letters of credit with its workers' compensation insurance insurer on terms acceptable to the issuers of the Company's outstanding letters of credit;

o reducing the risk that the Company would not meet the renewal requirements of its workers' compensation insurer;

o    creating greater certainty for the Company's customers and employees;

o creating greater certainty of closing because the Merger is not subject to any financing conditions by Hire Calling; and

o reducing general and administrative expenses associated with being a public company, thus allowing for Company growth.

See also "Background of the Merger" at page 27 for a discussion of the events that led to the decision of Hire Calling and the Company to enter into the Merger Agreement on September 10, 2003. The transaction has been structured as a cash Merger to provide the shareholders of the Company with cash for all of their shares and to provide a prompt and orderly transfer of ownership of the Company with reduced transaction costs.

Structure of the Merger

The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into the Company, and the separate corporate existence of Merger Sub will thereupon cease. The Company will be the continuing corporation and all of its rights, privileges, powers, immunities, purposes and franchises will continue unaffected by the Merger, except that all of the Company's then outstanding Common Stock will be owned by Hire Calling and all options outstanding and unexercised immediately prior to the completion of the Merger will cease to exist.

Effects of the Merger

Upon the effective time of the Merger, current shareholders will cease to have ownership interests in the Company or rights as shareholders of the Company. Therefore, the current shareholders of the Company will not participate in any future earnings or growth of the Company and will not benefit from any appreciation in value of the Company. Upon completion of the Merger, Hire Calling will own all of the capital stock of the continuing corporation outstanding immediately after the Merger.

Pursuant to the Merger Agreement, all outstanding options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, to purchase the Common Stock of the Company, whether vested or unvested, shall automatically be terminated at the completion of the Merger, unless previously exercised pursuant to the terms of the applicable option. Each holder of such options will cease to have any rights under such options, except the right to receive Merger consideration if an option was duly exercised pursuant to the terms of such applicable option.

         Delisting and Deregistration of the Company's Common Stock

The Company's Common Stock is currently registered under the Exchange Act and is quoted on the Nasdaq SmallCap Market under the symbol "SOSSD". As a result of the Merger, the Company will be a privately held corporation, and there will be no public market for its Common Stock. After the Merger, the Common Stock will cease to be quoted on the Nasdaq SmallCap Market, and price quotations with respect to sales of shares of Common Stock in the public market will no longer be available. In addition, registration of the Common Stock under the Exchange Act will be terminated. This termination will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with shareholders' meetings, no longer applicable to the Company. After the effective time of the Merger, the Company will also no longer be required to file periodic reports with the SEC.

         The Continuing Corporation

At the effective date of the Merger, the directors of Merger Sub will become the directors of the continuing corporation immediately after the effective time, serving at the discretion of the board of directors of the continuing corporation. The articles of incorporation of the Company as amended concurrent with the effective time of the Merger will become the articles of incorporation of the continuing corporation. The bylaws of the Company in effect immediately prior to the effective time of the Merger will become the bylaws of the continuing corporation.

Financing

The total amount of funds necessary for Hire Calling and Merger Sub to complete the Merger and the related transactions is anticipated to be approximately $[18.5 million], consisting of (i) approximately $[3.5 million] to pay the Company's shareholders the amounts due to them under the Merger Agreement, assuming that none of the Company's shareholders exercises and perfects its appraisal rights and (ii) approximately $[15.0 million] to retire the Company's secured debt obligations and certain fees and expenses of the Lenders. Hire Calling will also be required to provide for the replacement of the Company's letters of credit currently in the amount of $11.3 million securing the Company's workers' compensation obligations. Hire Calling and Merger Sub expect that this amount will be funded by Hire Calling and contributed to Merger Sub.

In addition, the Company expects to pay up to [$1.2 million] in financial advisory, accounting, legal and printing fees and expenses related to the Merger.

Regulatory Approvals

The Company has determined that no material governmental or regulatory approvals are required for the Merger to occur. In particular, a filing is not required under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The consummation of the Merger is dependent on filing of articles of merger with the Utah Division of Corporations and Commercial Code in Utah and the Secretary of State of Oregon in accordance with the respective laws of Utah and Oregon.

Appraisal Rights of Dissenting Shareholders

Under Utah law, shareholders may dissent from the Merger and have the fair value of shares paid in cash. The fair value of your shares of the Company's Common Stock, as determined in accordance with Utah law, may be more than, less than, or equal to the [$1.3789] per share to be paid as Merger consideration. To exercise this right, you must follow certain procedures in a timely manner. The steps you must take if you wish to exercise dissenters' rights with respect to the Merger are described below. The description is not complete. You should read Sections 16-10a-1301 through 16-10-1331 of the Utah Revised Business Corporations Act (the "URBCA"). These Sections are attached as Annex E to this proxy statement. FAILURE TO TAKE ANY ONE OF THE REQUIRED STEPS MAY RESULT IN TERMINATION OF YOUR DISSENTERS' RIGHTS UNDER THE URBCA. If you are a Company shareholder considering dissenting, you should consult you own legal advisor.

To exercise dissenters' rights, you must comply with the provisions of Sections 16-10a-1301 through 16-10a-1331 of the URBCA, including the following five conditions:

o you must be a shareholder on the date the Merger is approved by the shareholders,

o prior to the vote of the shareholders on the Merger, you must deliver to the Company written notice of your intent to demand payment for your shares,

o    you must not vote your shares in favor of the Merger,

o you must demand payment in accordance with the terms of a dissenters' notice, which will be sent to dissenting shareholders within 10 days after the Merger is completed, and

o you must deposit your certificates in accordance with the terms of the dissenters' notice.

The following is a more detailed description of the conditions you must satisfy to perfect dissenters' rights:

1. MUST BE A SHAREHOLDER ON THE DATE THE MERGER IS APPROVED. To be entitled to dissenters' rights, you must be the record holder of the dissenting shares on the date the Merger is approved by the shareholders of Company. If you have a beneficial interest in shares of Company Common Stock that are held of record in the name of another person, you must act promptly to cause the shareholder of record to follow the steps described below.

2. NOTICE OF INTENT TO DEMAND PAYMENT. If you intend to exercise your dissenters' rights, you must perfect such rights prior to the vote of the Company shareholders at the Special Meeting by delivering to the Company a written notice of your intent to demand payment for your shares.

3. NO VOTE IN FAVOR OF THE MERGER. You must not vote shares, as to which you seek "fair value", in favor of the approval and adoption of the Merger Agreement or approval of the Merger at the Special Meeting. This requirement will be satisfied:

o if a properly executed proxy is submitted with instructions to vote "against" the Merger or to abstain from this vote,

o if no proxy is returned and no vote is cast at the Special Meeting in favor of the Merger, or

o    if you revoke a proxy and later abstain from or vote "against" the Merger.

A VOTE "FOR" THE MERGER IS A WAIVER OF DISSENTERS' RIGHTS. A proxy that is returned signed but on which no voting preference is indicated will be voted in favor of the Merger and will constitute a waiver of dissenters' rights. Failure to vote does not constitute a waiver of dissenters' rights.

4. DEMAND FOR PAYMENT. If the Merger is completed, the Company will deliver a dissenters' notice to each shareholder who provided the Company with written notice of their intent to demand payment for their shares. The dissenters' notice will be delivered to dissenting shareholders within 10 days after the date the Merger is completed. The dissenters' notice will state that the Merger was authorized and the effective time or proposed effective time of the Merger. In addition, the dissenters' notice will provide important instructions you must follow in order to demand alternate payment for your shares. Specifically, the dissenters' notice will set forth the following:

o    the address to which you must send the payment demand,

o where and when certificates for shares must be deposited and the date by which the Company must receive the payment demand (which date must not be fewer than 30 days nor more that 70 days after the date on which the dissenters' notice is delivered),

o a form for demanding payment which will request you to state the address to which payment is to be made and which includes the date of the first public announcement of the terms of the Merger and requires you to certify whether you acquired beneficial ownership of the shares before that date, and

o    a copy of the sections of the URBCA pertaining to dissenters' rights.

5. DEPOSIT OF CERTIFICATES. Once you receive the dissenters' notice, you must deposit your stock certificates in accordance with the terms of the dissenters' notice. If you do not demand payment or you do not deposit your certificates as required by the dissenters' notice, you will not be entitled to a dissenters' right of payment for your shares.

Upon the later of consummation of the Merger or receipt of the payment demand, the Company shall pay each shareholder who has complied with the requirements set forth above, and who, if the dissenters' notice so requires, certifies that he acquired beneficial ownership of the shares before the date of the first public announcement to the news media of the terms of the Merger, the amount that the Company estimates to be the fair value of such shares, plus accrued interest. If a shareholder does not provide certification that he acquired beneficial ownership of the shares before the date of the first public announcement to the news media of the terms of the Merger required by the dissenters' notice, the Company may, in lieu of making payment, offer to make payment if the dissenter agrees to accept such payment in full satisfaction of his demand. The payment will be accompanied by the latest available financial statements of the Company, a statement of the estimate of the fair value of the respective shares and the amount of interest payable with respect to such shares, a statement of your rights if you are dissatisfied with the payment and a copy of the sections of the URBCA pertaining to dissenters' rights.

If (a) you believe that the amount paid by the Company is less than the fair value of your shares or that the interest due is incorrectly calculated, (b) the Company fails to make payment within 60 days after the date set in the dissenters' notice for demanding payment, or (c) the Merger is not consummated and the Company does not return to you your deposited certificates within 60 days after the date set in the dissenters' notice for demanding payment, you may notify the Company of your estimate of the fair value of your shares and the amount of interest due and demand payment of your estimate, less any payment previously received. You must notify the Company of your demand in writing within 30 days after the Company made or offered payment for your shares. If, within 60 days after receipt by the Company of a demand described in this paragraph, the demand remains unsettled, the Company shall commence a proceeding and shall petition the court to determine the fair value of the shares and accrued interest thereon. If the Company does not bring the proceeding within such 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded. If the proceeding is brought within the 60-day period, you will be entitled to judgment for the amount by which the court finds the fair value of your shares plus interest exceeds the amount paid by the Company.

Effective Time of the Merger

The Merger will become effective upon the later of the filing of the articles of merger with the Division of Corporations and Commercial Code of the State of Utah in accordance with URBCA and the Secretary of State of Oregon as provided in Oregon Law. The filings are expected to occur as soon as practicable after approval and adoption of the Merger Agreement and the Merger by the Company's shareholders at the Special Meeting and satisfaction or waiver of the other conditions to the Merger contained in the Merger Agreement. The Company cannot assure you that all conditions to the Merger contained in the Merger Agreement will be satisfied or waived. See "Conditions to the Merger" at page 68.

Merger Consideration

At the effective time of the Merger, each share of the Company's Common Stock outstanding immediately before the effective time of the Merger will be cancelled and automatically converted into the right to receive cash in an amount equal to [$1.3789] per share, without interest, from the continuing corporation in the Merger, except for the Company's shares that are either (i) treasury shares or shares owned by Hire Calling or Merger Sub, or any of their affiliates, each of which will be canceled without any payment, or (ii) held by shareholders who properly exercise and perfect their appraisal rights, which will be subject to appraisal in accordance with Utah law.

Surrender of Stock Certificates

Promptly after the effective time of the Merger, Hire Calling will deposit the aggregate Merger consideration into an exchange fund with Zions Bank N.A. or another comparable institution, as paying agent. At the effective time of the Merger, shares of the Company's Common Stock:

o    will no longer be outstanding;

o    will automatically be canceled; and

o    will cease to exist.

In addition, from and after the effective time of the Merger, each certificate formerly representing any such share of the Company's Common Stock (except for shares for which appraisal rights have been perfected, as described in "Appraisal Rights of Dissenting Shareholders" above at page 39) will represent only the right to receive the Merger consideration of [$1.3789] per share, without interest which the holder of the certificate is entitled to receive pursuant to the Merger Agreement.

No interest will accrue or be paid with respect to the Merger consideration. Until holders of certificates previously representing shares of the Company's Common Stock have surrendered those certificates to the paying agent for exchange, holders will not receive the Merger consideration due in respect of the shares formerly represented by such certificates.

As soon as practicable after the effective time of the Merger, the paying agent will mail to each holder of record of shares of the Company's Common Stock a form of a letter of transmittal and instructions for its use in surrendering certificates to the paying agent in exchange for the Merger consideration. The letter of transmittal shall reflect that delivery is effective and the risk of loss and title to the certificates surrendered passes only upon proper delivery of the certificates to the paying agent.

Upon surrender to paying agent of a certificate, together with a properly executed letter of transmittal, the paying agent will deliver to each shareholder a check representing the Merger consideration to which the shareholder is entitled, which is equal to [$1.3789] per share, without interest, multiplied by the number of shares formerly represented by the certificate(s) surrendered by the shareholder.

In the event of a transfer of ownership of the Company's Common Stock which is not registered in the transfer records of the transfer agent, payment of the Merger consideration may be made to a person other than the person in whose name the surrendered certificate is registered if:

o the certificate is properly endorsed or otherwise in proper form for transfer; and

o the person requesting the Merger consideration pays any transfer or other taxes required by reason of the payment of the Merger consideration due in respect of the shares formerly represented by such certificate to a person other than the registered holder of the surrendered certificate or establishes to the paying agent's reasonable satisfaction that such tax has been paid or is not applicable.

Lost Certificates

If any certificate representing shares of the Company's Common Stock is lost, mislaid, stolen or destroyed, the holder of such certificate may be required to deliver a bond to Hire Calling as indemnity against the paying agent, Hire Calling, or the continuing corporation with respect to the certificate alleged to be lost, mislaid, stolen, or destroyed before the Merger consideration is paid to the holder of such certificate.

Unclaimed Amounts

Any portion of the exchange fund which remains undistributed to the Company's shareholders after the six month anniversary of the effective time of the Merger will be delivered by the paying agent to Hire Calling, upon demand, and any of the Company's shareholders who have not previously surrendered their stock certificates will only be entitled to look to Hire Calling for payment of the Merger consideration due in respect of the shares formerly represented by their certificates. Subject to the other terms of the Merger Agreement, Hire Calling will remain liable for the payment of the Merger consideration to these shareholders.

                                IMPORTANT FACTORS

Fairness Opinion of the Company's Financial Advisor

The Board retained Houlihan Valuation Advisors, LLC ("Houlihan") as its independent financial advisors in connection with the proposed Merger. Houlihan has delivered a written opinion to the Board, dated September 10, 2003, to the effect that, subject to the various assumptions and limitations set forth therein, as of the date thereof, the $3.5 million cash consideration to be received by the Company's shareholders in the proposed Merger is fair to such shareholders from a financial point of view.

The Board selected Houlihan for a number of reasons, including its familiarity with the Company and its experience and reputation in the areas of valuation and financial advice, particularly in relation to transactions of the size and nature of the  Merger.  Houlihan  is  customarily  engaged in the  valuation  of businesses, and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities and other corporate transactions.

In connection with its initial engagement of Houlihan in June , 2003, the Company paid a fee of $19,000, and an additional fee of $19,000 when it rendered its written opinion on September 10, 2003. The Company will also reimburse Houlihan for its reasonable expenses, including fees and disbursements of its counsel, and indemnify it and related parties against liabilities, including liabilities under federal securities law, relating to, or arising out of, its engagements. Houlihan has previously performed valuation work for the Company respecting its intangible assets.

THE FULL TEXT OF HOULIHAN'S FAIRNESS OPINION, dated september 10, 2003, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, FACTORS CONSIDERED AND LIMITATIONS UPON THE REVIEW UNDERTAKEN BY HOULIHAN IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY. HOULIHAN'S OPINION WAS ADDRESSED TO THE BOARD AND RELATES ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE MERGER AGREEMENT AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW TO VOTE WITH RESPECT TO THE MERGER OR ANY OTHER MATTER RELATING THERETO, AND SHOULD NOT BE RELIED UPON BY ANY SHAREHOLDER AS SUCH.

In connection with rendering its opinion, Houlihan has reviewed, among others, the following:

o The Agreement and Plan of Merger Among Hire Calling Holding Company, Hire Calling Acquisitions, Inc., and SOS Staffing Services, Inc. dated September 10, 2003;

o    The Company's Form 10-K for the fiscal year ended December 29, 2002;

o    The Company's Form 10-Q for the quarterly period ended March 30, 2003;

o    The Company's Form 10-Q for the quarterly period ended June 29, 2003;

o The Company's Form 8-K dated August 28, 2003 (Announcement of reverse stock split);

o SOS Staffing Services, Inc. Amendment No. 4 to Note Purchase Agreement dated as of March 31, 2003;

o    First Amendment of Amended and Restated Intercreditor  Agreement among U.S.
     Bank  National   Association,   Wells  Fargo  Bank,  National  Association,
     Noteholders, and the Company dated as of March 31, 2003;

o Sixth Amendment to the Amended and Restated Credit Agreement dated as of the 31st day of March, 2003 by and among the Company, Wells Fargo Bank, National Association and Bank One, NA.;

o Income statement projections for fiscal years 2003-2004 prepared by the Company's management;

o Cash flow projections for fiscal years 2003-2004 prepared by the Company's management;

o    Company prepared financial statements for the period ended July 27, 2003;

o Confidential Descriptive Memorandum - SOS Staffing Services, Inc. dated April 2003 prepared by W Capital Management, LLC;

o Summary of Investment Bank Process prepared by W Capital Management, LLC (Evaluation of Letters of Intent and Interested Parties Profiles);

o    Letters of Intent received by the Company from several potential acquirors;

o Staffing Industry Report dated May 23, 2003, June 13, 2003, July 11, 2003 and August 22, 2003;

o Discounted Payoff Letter dated as of July 9, 2003 re: Discounted Payoff of Bank Group and Noteholder Debt (Akerman Draft of 7/9/03);

o    Mergerstat/Shannon   Pratt's  Control  Premium  Study(TM)Advanced  Research
     Results for transactions involving companies similar to the Company;

o Information available on the Company's web site pertaining to company history and products; and

o LLGM Rough Draft as of September 5, 2003 of Schedule 14A (Rule 14a-101), Information Required in Proxy Statement, Schedule 14A Information, Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

In addition to reviewing the above-described documents, the following analytical procedures, among others, were conducted in arriving at Houlihan's opinion:

o Houlihan met with representatives of the Company in person and conducted discussions regarding matters pertinent to the Company's analysis. Inquiries were made of certain officers of the Company who have senior responsibility for operating matters regarding: (i) the operations, financial condition, future prospects and projected operations and performance of the Company; (ii) whether management is aware of any events or conditions which might cause any of the assumptions set forth in the opinion to be incorrect; and (iii) whether management is aware of any material change in the Company's assets, financial condition or business outlook since June 29, 2003, the date of the Company's most recent Form 10-Q filing or the date of the Company's most recent internally generated financial statements;

o Houlihan reviewed a summary of Letters of Intent and expressions of interest received by the Company in response to the Company's offering memorandum for the recapitalization of the Company's debt obligations;

o Certain cash flow and income statement forecasts and accompanying assumptions prepared by the Company's management for the years of 2003 through 2004 for the Company were reviewed, and the assumptions underlying such forecasts were discussed with the Company's management;

o Generally recognized financial analysis and valuation procedures were undertaken to ascertain fair market value ranges of the assets of the Company;

o A review and analysis of publicly available transaction data for staffing companies in the industrial, light industrial and clerical sectors of the industry was conducted;

o A review and analysis of public market data for comparable companies relative to market valuation ratios and multiples was conducted;

o A review of the staffing industry and the outlook for the staffing business was conducted;

o A review of credit agreements and associated amendments with the holders of the Company's Series A and B Notes and Wells Fargo Bank and U.S. Bank was conducted;

o Houlihan engaged in discussions with the Company management relative to workers' compensation coverage and deposit amounts and letters of credit required by the Company's workers' compensation insurance carrier;

o    Houlihan   reviewed  the  trading  volumes  and  prices  of  the  Company's publicly-traded common stock; and

o Houlihan performed such other analyses and reviewed and analyzed such other information as Houlihan deemed appropriate.

In rendering its opinion, Houlihan took into account general economic, monetary, political, market and other conditions as well as its experience in connection with similar transactions and securities valuation generally. Houlihan did not independently verify any financial or other information concerning the Company furnished to it by the Company or the publicly-available financial and other information regarding the Company and other companies used in the analysis of the proposed Merger. Houlihan has assumed that all such information is accurate and complete. Houlihan has further relied on assurances of management of the Company that they are not aware of any facts that would make such financial or other information relating to such entities inaccurate or misleading.

With respect to financial forecasts for the Company provided to Houlihan by the Company's management, Houlihan has assumed, for the purposes of its opinion, that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of management at the time of preparation as to the future financial performance of the Company. Houlihan has relied upon the assurances of the management of the Company that they are unaware of any facts that would make the information or projections provided to Houlihan incomplete or misleading.

Houlihan has assumed that there has been no material change in the Company's assets, financial condition, results of operations, business or prospects since June 29, 2003, the date of the Company's most recent Form 10-Q filing, or July 27, 2003, the date of the most recent internally generated financial statements. Houlihan's conclusions and opinion are necessarily based upon economic, market and other conditions and the information made available to Houlihan as of the date of its opinion. Houlihan expressed no opinion on matters of legal, regulatory, tax or accounting nature related to the proposed Merger.

Houlihan has not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the capital stock or assets of the Company.

Houlihan performed a number of analyses to determine a range of value for the Company. Among others, the analyses included:

     Analysis of Outstanding Indebtedness and Credit Agreements

     The Company currently has outstanding an amended credit agreement with its bank lenders and amended note purchase agreements with its senior noteholders. The Company's bank lenders and senior noteholders required the Company to retain an investment banking firm by January 1, 2003 to explore the possibility of refinancing the unsecured credit facility or otherwise retiring the debts.

     Among other analyses, Houlihan analyzed the management prepared projected cash flow of the Company for fiscal years 2003 and 2004. Under the terms of the Company's amended bank lender and noteholder agreements, the Company will be required to make a principal payment in excess of $10.0 million in April 2004. Houlihan concluded that the Company's projections clearly indicate that the Company will not have sufficient cash resources to meet this obligation. Houlihan concluded that without replacement financing, it is improbable that any shareholder value would exist following April 2004.

     Review of Debt Refinancing Efforts

     On January 9, 2003, the Company engaged W Capital Management, LLC ("W Capital"), an investment banking firm with debt-restructuring experience, to facilitate the restructuring or refinancing of the Company's existing debt, assist the Company in initiating and negotiating new equity or debt capital financing, or facilitate a change in control transaction. Houlihan concluded from a review of W Capital's efforts to attract interested parties to refinance and/or acquire the Company, a review of the proposals received by the Company, and discussions with the Company's management that a reasonably thorough process was conducted in search of alternative financing sources for the Company, as required by the Company's bank lenders and noteholders. A large number of financing institutions, investors and strategic partners were contacted, resulting in more than 25 requests for the offering memorandum and several proposals. The Company received wide market exposure and responses from a variety of entities. It is Houlihan's opinion that the process was credible, elicited a reasonable level of response, and is reasonably reflective of the current market for such an investment. In reviewing the various proposals as well as the status of the proposals received by the Company, including financing and other contingencies, Houlihan concluded that Hire Calling's proposal to pay the Company's shareholders $3.5 million in cash upon completion of the proposed Merger is equal to or superior to any of the other offers outlined in proposals received by the Company in respect to the consideration to accrue to the Company's shareholders.

     Workers' Compensation Insurance

     The Company maintains a workers' compensation insurance policy, with a deductible of $300,000 per incident and no aggregate cap. The Company has been required to provide letters of credit of $11.3 million plus restricted cash of $1.3 million as collateral for future claims payments under the insurance plan.

     As part of the renewal of its workers' compensation insurance for fiscal 2003, the Company was required to pay in advance $1.8 million in premium and administrative costs for a six-month policy. In June 2003, the Company paid an additional $660,000 to renew the policy through December 2003. Given the Company's uncertain financial future, ACE, the Company's insurance carrier, may demand additional collateral in order to renew the policy on January 1, 2004. Houlihan concluded that additional collateral requirements could place significant constraints on the Company's working capital. It is also recognized that ACE is under no obligation to renew the Company's insurance coverage under any circumstances and, at renewal time, will be concerned about their financial exposure if the Company were to declare bankruptcy because of its inability to meet its debt repayment obligations of over $10 million in April 2004.

     The Company cannot operate without workers' compensation insurance. It could be difficult for the Company to find replacement coverage at an affordable price if ACE were not to renew coverage in January 2004.

     Houlihan concluded that if ACE required the Company to make even larger advance payments upon renewal than were required in 2003, such payments would significantly constrain the Company's working capital as well as exacerbate the capital shortfall that will likely result at April 2004 when principal payments in excess of $10 million become due. Houlihan concluded from its analysis that the risk inherent in the uncertainty of obtaining workers' compensation insurance on a financially feasible basis is significant.

     Review of Company Operating Results

     The Company's operating performance has significantly deteriorated since 1999. Due to the Company's financial performance, it was not able to comply with the loan covenants of its credit agreements. As a result, the agreements were amended several times. In order to secure the agreement of its creditors to amend the credit agreements, the Company agreed to seek replacement financing. The Company was required, under the terms of its amended financing agreements, to prepare an offering memorandum for the recapitalization of the Company's senior notes and lines of credit no later than April 30, 2003 and to have a firm commitment or signed letter of intent regarding such recapitalization no later than July 31, 2003. As of July 31, 2003, the bank lenders and the noteholders agreed to extend such deadline until August 29, 2003.

     Based on discussions with the Company's management and review of the its lenders' requirement that the Company secure financing to replace financing provided by such lenders, Houlihan concluded that the risk that the bank lenders and noteholders may not entertain further extensions of principal repayments beyond April 2004 is significant. In the event that replacement financing is not secured and the lenders do not extend the scheduled principal payments beyond April 2004, the Company will have significant liquidity issues that may force it to liquidate assets. In a liquidation of assets and/or a court supervised reorganization of the Company, it is Houlihan's opinion that it is highly probable that there would be no shareholder value.

     Analysis of Recent Market Activity of the Company's Stock

     The Company's common stock is publicly traded on the Nasdaq SmallCap Market. On July 23, 2003, the Company received a Nasdaq Staff Determination stating that the Company did not meet NASDAQ's $1.00 minimum closing bid price requirement for continued listing and that its common stock would therefore be subject to delisting from the Nasdaq SmallCap Market effective August 1, 2003. As permitted by the Staff Determination, the Company requested, and was granted, a hearing before the Nasdaq Listing Qualifications Panel to appeal the delisting. After receiving the Staff Determination, the Board approved a five-to-one reverse stock split that became effective on August 27, 2003. Subsequent to the stock split, the Company had approximately 2,538,316 shares of Common Stock issued and outstanding

     The Company's closing stock price (adjusted for the five-to-one split of August 27, 2003) for the period of June 3 - September 3, 2003 ranged from a high of $4.00 per share to a low of $1.60 per share. The weighted average closing price for the period was $2.91 per share. During the three month period, a total of 395,400 shares were traded, representing an average trading volume of 6,084 shares, equal to approximately 0.2% of the issued and outstanding shares. Daily trading volume during the period ranged from a low of 0 trades to a high of 38,400 trades.

     Houlihan observed that the Company's common stock has been trading above the price that will be paid to stockholders pursuant to the Merger Agreement. As discussed above, however, Houlihan also observed that in consideration for extending the terms of their credit agreements, the Company has been directed by its lenders and noteholders to find alternative sources of financing in order to repay the lenders on April 30, 2004 and make a substantial principal payment on outstanding notes. Houlihan also noted that the Hire Calling proposal is the only proposal that Company management has been successful in moving to a definitive agreement as a result of the Company's efforts to secure replacement debt financing.

     The unwillingness of the lenders and noteholders to extend their credit agreement beyond April 30, 2004 has placed the Company under significant pressure to consummate a transaction to refinance the debt. Absent a restructuring and/or refinancing of the Company's debt, the future of the Company after April 30, 2004 is uncertain and at considerable financial risk.

     There have been several recent examples of a company's public market value being substantially in excess of its intrinsic value. Prior to the bursting of the technology bubble in 2000, many dotCom companies had market values far exceeding any value that could rationally be justified by probable future cash flows. Although generally accepted valuation theory places great weight on the public market pricing of a company, it is also recognized that there are cases where investors are either not privy to all of the pertinent information or simply do not avail themselves of the information that is available. In the case of the Company, there is significant risk associated with the Company's ability to meet principal payments that become due on April 30, 2004.

     It is Houlihan's opinion that the public markets have not adequately assessed the risk associated with the Company's ability to meet its debt obligations beyond April 30, 2004. This risk is not adequately reflected in the current market price of the Company's Common Stock.

     Relevant Market and Economic Factors

     In rendering its opinion, Houlihan considered, among other factors, the condition of the U.S. stock markets, particularly as it relates to the staffing industry, and the current level of economic activity. While the foregoing summary describes the analyses and factors that Houlihan deemed material for presentation to the Board, it is not a comprehensive description of all analyses and factors considered by Houlihan.

     The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the applications of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Houlihan believes that its analyses must be considered as a whole and that selecting portions of its analyses or portions of the factors considered by it, without considering all analyses and factors, would create an incomplete view of the evaluation process underlying Houlihan's opinion. In performing its analyses, Houlihan considered general economic, market and financial conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Houlihan are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Additionally, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be sold.

Reasons for and Fairness of the Merger; Determination of the Board

At its September 10, 2003 meeting, after careful consideration, the Board, having extensively considered and discussed the Merger, the lack of other more favorable strategic transactions or financings available to the Company, and the Company's ability to continue as a going concern without a strategic transaction and/or a refinancing of the Company's secured debt prior to April of 2004, unanimously (1) determined that the Merger is fair to, and in the best interests of, the shareholders of the Company; (2) approved the Merger Agreement and the transactions contemplated thereby; and (3) resolved to recommend the Merger Agreement to the Company's shareholders.

In approving and recommending that the Company's shareholders approve and adopt the Merger Agreement and the transactions contemplated thereby, the Board considered a number of factors that supported its approval and recommendation, including:

o The Company's future prospects and possible alternatives to the proposed Merger, including the prospects for, and challenges and risks associated with, continuing as an independent company absent a refinancing of the Company's secured debt;

o The Company's need to obtain its secured lenders' consent to any transaction whereby its lenders would accept less than full payment in exchange for cancellation of the debt, and the lenders' agreement pursuant to the discounted payoff letter whereby the lenders have agreed to accept a substantially discounted payoff amount in connection with the Merger;

o The impact on the Company's marketing and sales efforts, and its ability to maintain substantial contracts with large customers, resulting from the uncertainty regarding the Company's ability to refinance its secured debt;

o The Company's expected inability to achieve sufficient revenues to meet existing debt amortization payments scheduled for April 30, 2004 which are anticipated to be in excess of $10.0 million;

o The Company's access to capital being severely impacted by the Company's obligations under the terms set by the Lenders;

o The penalty interest rate and fees charged by the Lenders adversely affect cash flow of the Company and further weaken the Company's ability to achieve sufficient cash flow to meet the amortization payments scheduled for April 2004 and the advance payments and collateral required by ACE;

o The Lenders increasing pressure on the Company to refinance the Company's existing debt and uncertainty over whether the Lenders will renew existing loans;

o The extensive effort since April 2003 expended by W Capital, the Company's financial advisor, to identify potential strategic and financial acquirors and investors during which it contacted more than 50 potential acquirors and investors with respect to a potential change in control transaction or refinancing of existing debt. W Capital received several written indications of interest, including the proposal from Hire Calling, and provided detailed financial and historical information, held due diligence sessions with numerous prospective acquirors and investors, but received no firm offer that in the Board's determination was more favorable to the Company and its shareholders than that received from Hire Calling;

o The view of the Board that the Company's financial performance is not expected to improve sufficiently over the short term as an independent entity to meet or refinance its existing debt obligations and that, as a result, the performance of the Company's Common Stock would decline;

o The Company's workers' compensation carrier having no obligation to renew insurance past December 31, 2003 on terms which the Company could meet without a refinancing of its debt obligations, and the Company's inability to operate without workers' compensation insurance coverage;

o The likelihood that ACE would require the Company to make larger advance payments upon renewal in January 2004 if it continued as the Company's workers' compensation insurance carrier, the significant restraints this would cause to the Company's working capital availability, and the impact such would have on the Company's ability to pay its obligations to the Lenders in April of 2004;

o The Company's financial condition due to the increasing collateralization requirements of its workers' compensation insurer;

o The view of the Board that, based on the level of interest shown by other potential strategic and financial acquirors or investors, and prior discussions with other potential acquirors and investors, the Merger Agreement, and the transactions contemplated thereby, represented the most attractive alternative available to maximize shareholder value;

o The opinion of Houlihan that the consideration to be received under the terms of the Merger Agreement by the holders of the Company's Common Stock was fair, from a financial point of view, to such holders. The Board considered the opinion as a whole and did not select or focus on any specific portion of the opinion in reaching its approval and recommendation. The Houlihan opinion is more fully described under the heading "The Merger -- Fairness Opinion of the Company's Financial Advisor" at page 44;

o The Merger Agreement's providing for a prompt cash payment for all the Company's Common Stock, thereby enabling the Company's shareholders to obtain the benefits of the transaction at the earliest possible time;

o    The  reasonable   likelihood  of  the   consummation  of  the  transactions
     contemplated by the Merger Agreement, including the fact that the Merger is not subject to any financing contingencies or conditions;

o The Merger Agreement's permitting the Board to approve a superior proposal from another acquiror under certain circumstances; and

o The possibility that Company would be forced to consider steps that would protect its assets against the Company's creditors if various issues relating to the Company's debt financing and workers' compensation insurance continued to worsen. In such event, there is a substantial risk that the Company's shareholders would realize no value or a significantly reduced value from the per share consideration to be paid by Hire Calling.

The Board also considered certain potential adverse consequences of a public announcement of a change of control transaction by the Company, including the Merger, including any potential disruption of business that could result from such announcement, any uncertainties regarding the Company's customers' and employees' perception of such transaction and the possibility that the transaction might not be consummated. In the view of the Board, however, those considerations were not sufficient, individually or in the aggregate, to outweigh the perceived favorable consequences and advantages of the Merger.

The discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes the material factors considered. The Board did not find it practicable to, and did not, quantify or otherwise assign particular weight to or rank the specific factors it considered in approving the Merger, the Merger Agreement and related agreements. In considering the factors described above, the individual members of the Board may have given different weight to various factors. The Board considered all these factors as a whole, and overall considered them to be favorable to, and to support, its determination.

Interests of the Company's Directors and Executive Officers in the Merger

In considering the recommendations of the Board, the Company's shareholders should be aware that some of the Company's executive officers and members of the Board have interests in the transaction that are different from, or in addition to, the interests of the Company shareholders generally. These interests include the following:

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

o The Merger Agreement requires, as a condition to closing, that JoAnn W. Wagner, Kevin Hardy, and John Morrison enter into agreements with Hire Calling that provide for their employment with the continuing corporation after the Merger is consummated on substantially the same terms as their current employment with the Company.

o The Merger Agreement requires, as a condition to closing, that Richard Reinhold, the former chief executive officer of the Company and who, together with his wife, is the Company's largest shareholder, enter into a two year noncompete and nonsolicitation agreement with the Company in exchange for $10,000 restricting him for two years from competing with the Company in its market states or soliciting the Company's employees for employment. See "The Merger Agreement -- Conditions to Completion of the Merger" at page 68.

o The Merger Agreement requires that Hire Calling guaranty the obligations of the Company to indemnify each current director and officer of the Company who was or is a party or is threatened to be a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company to the fullest extent permitted by the Company's articles of incorporation or bylaws, each in effect on the date of execution of the Merger Agreement, or Utah law. With respect to any claim relating to an occurrence prior to the effective time, such guaranty is subordinate to the rights of the Company or such indemnified person under any policy of insurance maintained by the Company. The Company is also required to maintain directors and officers insurance with policy limits of not less than the Company's current coverage on customary terms and conditions up until the effective time. Subsequent to the effective time, Hire Calling is required to obtain substitute insurance coverage without any lapse of coverage for a minimum of three years on commercially reasonable terms providing coverage for acts or omissions of the Company's directors and officers occurring prior to the effective time.

o Ms. Wagner, Mr. Hardy, Mr. Morrison and W.B. "Tucker" Collings, Vice President and Treasurer of the Company, have change of control provisions as part of their employment contracts with the Company which would be triggered in the event their employment was terminated following the Merger.

The Board and the Disinterested Directors were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in unanimously recommending to the Board that the Merger Agreement and the Merger be approved and adopted.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. Federal income tax consequences of the Merger to shareholders whose shares of Common Stock are converted into the right to receive cash under the Merger. The discussion does not purport to consider all aspects of U.S. Federal income taxation that might be relevant to shareholders. The discussion is based on current law which is subject to change, possibly with retroactive effect. The discussion applies only to shareholders who hold shares of the Company's Common Stock as capital assets and to holders of the Company's outstanding options. This discussion does not apply to certain types of shareholders (such as insurance companies, tax-exempt organizations, financial institutions, traders, broker-dealers, persons who hold or have held the Company's Common Stock as part of a straddle or a hedge, integrated constructive sale or conversion transaction for tax purposes) who may be subject to special rules.

This discussion does not discuss the tax consequences to any shareholder who, for U.S. Federal income tax purposes, is a non-resident alien individual, foreign corporation, foreign partnership or foreign estate or trust, and does not address any aspect of state, local or foreign tax laws.

The receipt of cash for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. Federal income tax purposes. In general, a shareholder who surrenders shares of Common Stock for cash pursuant to the Merger will recognize a capital gain or loss for U.S. Federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder's adjusted tax basis in the shares of the Company's Common Stock surrendered. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the Merger. Such gain or loss will be long-term capital gain or loss provided that a shareholder's holding period for such shares is more than one year at the time of the completion of the Merger. Capital gains of individuals derived in respect of capital assets held for more than one year are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

The termination of outstanding options upon completion of the Merger does not result in a taxable event to the holders of such options.

Backup Federal withholding tax generally will be withheld from all cash payments to which a holder of shares or other payee is entitled pursuant to the Merger Agreement, if (1) the IRS notifies the Company or its paying agent that the taxpayer identification number (typically, the social security number in the case of individuals, or employer identification number, in the case of other shareholders) provided by the holder of shares of Common Stock or other payee is incorrect; (2) the holder does not have a taxpayer identification number and does not provide one to the Company [or its paying agent] within 60 days of signing the Substitute W-9; (3) the holder of shares of Common Stock or other payee underreports interest and dividend payments that he or she receives on his or her tax return and the IRS notifies the Company or its paying agent that withholding is required; (4) the holder or other payee fails to certify under penalties of perjury that he or she is not subject to backup withholding; or (5) the holder or other payee fails to certify under penalties of perjury that he or she is a U.S. person or U.S. resident alien. Each of the Company's shareholders and, if applicable, each other payee, should complete and sign the Substitute Form W-9 included as part of the letter of transmittal to be returned to the paying agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. Federal income tax liability provided that you furnish the required information to the IRS.

THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION PURPOSES ONLY AND ARE NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, the Company URGE EACH SHAREHOLDER TO CONSULT WITH THEIR TAX ADVISOR REGARDING THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO THE SHAREHOLDER AND THE PARTICULAR TAX EFFECTS TO THE SHAREHOLDER OF THE MERGER, INCLUDING THE APPLICATION OF STATE, LOCAL AND FOREIGN TAX LAWS.

Risks That the Merger Will Not Be Completed

Completion of the Merger is subject to various risks, including, but not limited to, the following:

o that the Merger Agreement and the Merger will not be approved and adopted by the holders of at least a 2/3 majority of the outstanding shares of Common Stock entitled to vote;

o that consummation of the Merger will be restrained, enjoined or prohibited by any order, judgment or decree of any court of governmental authority;

o that a law or regulation is enacted or applicable to the Merger that prevents the consummation of the Merger or makes the consummation of the Merger illegal;

o that Hire Calling will terminate the Merger Agreement pursuant to the terms thereof in the event the Company does not secure required governmental and third-party consents to and authorizations for the Merger, the failure of which would have a material adverse effect as determined in the Merger Agreement;

o that the Company will experience a circumstance, event, occurrence, change or effect that, individually or in the aggregate has, or would reasonably be expected to have, a Material Adverse Effect, as defined in the Merger Agreement, on the Company;

o that the parties will not have performed in all material respects their obligations contained in the Merger Agreement at or before the effective time of the Merger;

o that the representations and warranties made by the parties in the Merger Agreement will not be true and correct to the extent required in the Merger Agreement immediately before the effective time of the Merger; and

o that there may be brought or pending any suit, action or proceeding by any governmental entity that has, or would reasonably be expected to have, a Material Adverse Effect on the Company.

As a result of various risks to the completion of the Merger, there can be no assurance that the Merger will be completed even if the requisite shareholder approval is obtained. It is expected that, if the Company's shareholders do not approve and adopt the Merger Agreement and the Merger or if the Merger is not completed for any other reason, the current management of the Company, under the direction of the Board, will continue to manage the Company as an ongoing business.

In the event that the Merger is not consummated, there can be no assurance that the Company will be able to renew the Company's workers' compensation coverage, or that the Company could obtain replacement coverage, on terms and conditions acceptable or affordable to the Company. The Company may not have the cash flow to continue paying claims on the ACE policy in arrears while also paying for new first dollar coverage as replacement coverage, which likely would be the Company's only alternative coverage. Given the pricing competition prevalent in the staffing industry, it is unlikely that the Company would be able to pass all or even a portion of the increased costs to its customers, which would reduce the gross profit of the business leaving less money available to support the sales, general and administrative expenses of the business, and the current interest payments and debt amortization. If the Merger is not consummated, there can be no assurance that the lenders will extend the due date of the payments due on April 30, 2004. The Company does not have adequate cash flow to pay the scheduled payments in April 2004 and may be required to consider seeking protection from creditors, under which circumstances, the shareholders likely would receive less than the Merger consideration.

Litigation Challenging the Merger

On September 18, 2003, a civil action was commenced in the Third Judicial District Court in and for Salt Lake County, State of Utah (Case No. 030920804). William Doane, the plaintiff, seeks to represent a putative class consisting of the public shareholders of the Company, excluding the officers, directors, and affiliates of the Company. Named as defendants in the complaint are the Company, the current members of the Board and one former director. The plaintiff alleges, among other things, that the consideration is inadequate, that the announcement was improperly timed, that an active sales process for the Company was not properly initiated, that the proposed Merger is unfair, and that the Company's directors breached their fiduciary duties of good faith, loyalty, fair dealings and due care. The complaint seeks declaration of the action as a class action under Utah law, preliminary and permanent injunctive relief against consummation of the Merger, rescission if the Merger is consummated, unspecified amounts of damages, including rescissory, punitive or otherwise, costs and disbursements of the action, including attorneys' fees, and other unspecified relief. The defendants deny the plaintiffs' allegations of wrongdoing and intend to vigorously defend themselves. See "Reasons for and Fairness of the Merger; Determination of the Board" at page 51 and "Background of the Merger" at page 27.

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

                              THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement and is qualified in its entirety by the Merger Agreement. The full text of the Merger Agreement, which is included in this proxy statement as Annex A, and the September 16, 2003 amendments thereto, which are included in this proxy statement as Annex B, are incorporated herein by reference. Shareholders are urged to read the entire Merger Agreement for a more complete description of the terms and conditions of the Merger.

The Merger

Pursuant to the Merger Agreement Merger Sub will merge with and into the Company. Following the completion of the Merger, Merger Sub will cease to exist as a separate entity, and the Company will continue as the continuing corporation.

Effective Time of Merger

The Merger will become effective upon the later to occur of the filing of an Articles of Merger with (i) the Utah Department of Commerce, Division of Corporations and Commercial Code or (ii) the Secretary of State of Oregon in accordance with Oregon General Corporation Law. Such time is referred to as the "effective time" in this proxy statement. The filing is expected to occur as soon as practicable after approval and adoption of the Merger Agreement and the Merger by the Company's shareholders at the Special Meeting and satisfaction or waiver of the other conditions to the Merger contained in the Merger Agreement. The Company cannot assure you that all conditions to the Merger contained in the Merger Agreement will be satisfied or waived. See "Conditions to the Completion of the Merger" at page 68.

Merger Consideration

At the effective time of the Merger, each share of the Company's Common Stock outstanding immediately before the effective time of the Merger will be cancelled and automatically converted into the right to receive cash payment per share, without interest, of a ratable portion of $3.5 million from the continuing corporation in the Merger, without interest, except for the Company's shares that are either (i) treasury shares or shares owned by Hire Calling or Merger Sub, or any of their affiliates, each of which will be canceled without any payment, or (ii) held by shareholders who properly exercise and perfect their dissenters' rights, which will be subject to payment of fair value determined in accordance with Utah law.

The per share consideration will be equal to the quotient obtained by dividing $3.5 million by the number of shares of the Company's Common Stock outstanding immediately prior to the effective time of the Merger. As of September 10, 2003, 2,538,316 shares of Common stock were issued and outstanding, no shares of Common Stock were held in the treasury of the Company, and [347,720] shares of Common Stock were reserved for future issuance pursuant to stock options granted and outstanding or available for grant under the Company's stock option plans, none of which has an exercise price equal to or less than [$1.3789] after giving effect to the Company's five-to-one stock split. Assuming that none of the options are exercised prior to the effective time, the per share consideration to be offered to the Company's shareholders will be an amount approximately equal to [$1.3789] per share, without interest.

Treatment of Options

Pursuant to the Merger Agreement, all outstanding options to purchase the Common Stock of the Company, whether vested or unvested, shall automatically be terminated at the completion of the Merger, unless previously exercised pursuant to the terms of the applicable option. Each holder of such options will cease to have any rights under such options, except the right to receive Merger consideration if an option was duly exercised pursuant to the terms of such applicable option.

As of September 10, 2003, there were options outstanding to purchase an aggregate of [312,038] shares of the Company's Common Stock at a weighted average exercise price of $13.8771 per share, after giving effect to the Company's five-to-one stock split, of which there were no options with an exercise price equal to or less than [$1.3789] after giving effect to the Company's five-to-one stock split. All options issued under the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, will fully vest due to the change in control related to the Merger.

Payment for Shares

At the effective time, Hire Calling will deliver the consideration to be paid in the Merger to Zions Bank, N.A. or another paying agent mutually acceptable to the Company and Hire Calling. As soon as practicable after the effective time, the paying agent will mail to each record holder of the Company Common Stock a letter of transmittal and instructions to effect the surrender of the share certificates that, immediately before the effective time, represented the record holder's shares of the Company Common Stock, in exchange for payment of the Merger consideration.

You should not forward share certificates with the enclosed proxy card. You should surrender certificates representing shares of the Company's Common Stock only after receiving instructions from the paying agent or the Company.

Each holder, other than a holder exercising its dissenter's rights, will be entitled to receive the Merger consideration, after giving effect to any required tax withholdings, only upon surrender to the Company or the paying agent of the relevant share certificates. No interest will accrue or will be paid on the Merger consideration before or after the surrender of any certificate.

The paying agent will not make payments to any person who is not the registered holder of the certificate surrendered unless the certificate is properly endorsed and otherwise in proper form for transfer. Further, the person requesting such payment will be required to pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the certificate surrendered or establish to the satisfaction of the Company or the paying agent that such tax has been paid or is not payable.

If any certificate representing shares of the Company's Common Stock is lost, mislaid, stolen or destroyed, the holder of such certificate may be required to deliver a bond to Hire Calling as indemnity against the paying agent, Hire Calling, or the continuing corporation with respect to the certificate alleged to be lost, mislaid, stolen, or destroyed before the Merger consideration is paid to the holder of such certificate.

Any portion of the exchange fund which remains undistributed to the Company's shareholders after the six month anniversary of the effective time of the Merger will be delivered by the paying agent to Hire Calling, upon demand, and any of the Company's shareholders who have not previously surrendered their stock certificates will only be entitled to look to Hire Calling for payment of the Merger consideration due in respect of the shares formerly represented by their certificates.

No Further Ownership Rights in the Company

At and after the effective time of the Merger, each holder of a certificate that represented outstanding shares of the Company's Common Stock immediately prior to the effective time of the Merger will cease to have any rights as a shareholder of the Company, except for the right to surrender his or her certificates in exchange for the per share Merger consideration or to perfect his or her right to receive fair value for his or her shares pursuant to Section 16-10a-1323 of Utah Code Annotated. All cash paid to shareholders upon surrender of their certificates in the manner described above will be deemed to have been paid in full satisfaction of all rights pertaining to those shares.

At the close of business on the effective time of the Merger, there will be no further transfers on the Company's stock transfer books of the shares that were outstanding immediately prior to the effective time of the Merger. If, after the effective time of the Merger, certificates that formerly represented shares of Common Stock are presented to the continuing company or the paying agent, those certificates will be cancelled and exchanged for cash in the manner described above.

Directors and Governing Documents

From and after the effective time of the Merger, the directors of Merger Sub will become the respective directors of the continuing corporation, in each case until their successors are duly elected or appointed and qualified.

From and after the effective time of the Merger, (i) the articles of incorporation of the Company in effect immediately prior to the effective time shall be amended so that the Company shall have authority to issue 1,000 shares, all of which shall consist of common stock with a par value of $0.01 per share, and as so amended, such articles of incorporation of the Company shall be the articles of incorporation of the continuing corporation, and (ii) the bylaws of the Company in effect immediately prior to the effective time will remain the bylaws of the continuing corporation; each until amended afterwards.

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

Representations and Warranties

The Merger Agreement contains customary representations and warranties made by the Company to Hire Calling and Merger Sub, subject to identified exceptions, including representations and warranties relating to:

o the due incorporation, valid existence, good standing, and necessary, and corporate powers of the Company;

o    the capitalization of the Company;

o the authorization, execution, delivery and enforceability of the Merger Agreement;

o the absence of any conflicts between the Merger Agreement and the Company's articles of incorporation or bylaws, any applicable laws and any other material contracts or documents;

o the absence of the need for consents, waivers, approvals or authorizations of governmental authorities in order for the Company to complete the Merger except those specified in the Merger Agreement;

o    documents  filed by the Company  with the SEC and the adequacy and accuracy
     of  information,   including  financial  information,   contained  in  such
     documents;

o    the absence of material changes or events concerning the Company;

o    completion and accuracy of the Company's tax filings and payment of taxes;

o    matters relating the Company's real and tangible personal property;

o    matters relating to the Company's licenses and intellectual property;

o validity and enforceability of the Company's nondisclosure, noncompete, nonsolicitation and consulting contracts;

o matters relating to the existence of certain of the Company's leases and contracts, and commitments under such leases and contracts;

o    pending or threatened material litigation against the Company;

o    compliance with applicable laws and environmental matters;

o compliance with applicable federal, state and local laws, and regulatory and governmental requirements;

o matters relating to employee matters, including employee benefit plans and absence of changes in the Company's benefit plans;

o    matters relating to interested party transactions;

o absence of substantive discussions or negotiations with respect to a potential acquisition of the Company by other parties;

o    absence of certain secured debt;

o    the approval of the Merger by the Board;

o    receipt of a fairness opinion from the Company's financial advisors;

o    maintenance of insurance by the Company; and

o matters relating to accounts receivable, restricted cash, employee payments and workers' compensation reserve.

The Merger Agreement contains various representations and warranties made by Hire Calling and Merger Sub to the Company, subject to identified exceptions, including representations and warranties relating to:

o the due incorporation, valid existence, good standing and necessary corporate powers of Hire Calling and Merger Sub;

o the authorization, execution, delivery and enforceability of the Merger Agreement;

o the absence of any conflicts between the Merger Agreement and Hire Calling or Merger Sub's articles of incorporation or bylaws, any applicable laws and any other material contracts or documents;

o    the  absence  of  consents,   waivers,   approvals  or   authorizations  of
     governmental authorities, except those specified in the Merger Agreement, in order for Hire Calling and Merger Sub to complete the Merger;

o Parent's ownership of Merger Sub's outstanding capital stock and interim operations of Merger Sub;

o the accuracy of information supplied for inclusion in this proxy statement and other documents required to be filed with the SEC in connection with the Merger; and

o    the availability of sufficient funds to complete the Merger.

Conduct of Business Pending the Merger

Until the earlier of the termination of the Merger Agreement or the effective time, the Company has agreed to conduct its operations only in the ordinary and usual course of business consistent with past practice and to use all reasonable efforts to preserve intact its business organization and its current relations with suppliers, customers and others having significant business relations with the Company. The Company has also agreed to notify Hire Calling of any material event or occurrence not in the ordinary course of business of the Company. In addition, the Company has agreed, subject to certain exceptions, not to take any of the following actions without the prior consent of Hire Calling (not to be unreasonably withheld or delayed):

o accelerate or amend the exercise periods of options or restricted stock grants under employee stock plans or authorize payment for exchange of options, except as required by any such plans or other agreements in effect prior to the execution of the Merger Agreement;

o declare, set aside or pay any dividend or other distribution in respect of any class or series of capital stock;

o acquire or agree to acquire by merger or consolidation a substantial equity interest in or substantial portion of the assets of any corporation, partnership or other business organization or division, or agree to acquire assets material to the business of such party;

o acquire, mortgage, encumber, sell, pledge, lease, license or dispose of any assets, other than in the ordinary course of business consistent with past practice;

o grant any severance or termination pay to any of its officers, directors or employees;

o increase or accelerate the payment of the compensation or benefits payable or to become payable to its directors, officers or, except in the ordinary course of business consistent with past practice;

o pay or award any benefit not required by any existing plan or arrangement to any of its officers or directors, except in the ordinary course of business consistent with past practice;

o enter into any employment or severance agreement with any of directors, officers or other employees;

o    enter into any collective bargaining agreement;

o enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance agreement or plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

o    establish any new executive employee position;

o revalue any of its assets other than revaluations in accordance with generally accepted accounting principles or in the ordinary course of business;

o    amend  or  propose  to  amend  charter  documents  or  bylaws,   except  as
     contemplated by the Merger Agreement;

o make capital expenditures or commitments other than those incurred in the ordinary course of business or those that do not exceed $175,000 in the aggregate;

o    take  an  action  that  is   reasonably   likely  to  make  the   Company's
     representations and warranties in the Merger Agreement untrue on the date made or as of the effective time;

o transfer or license the Company's intellectual property rights, other than in the ordinary course of business consistent with past practices or pursuant to obligations entered into prior to the execution of the Merger Agreement;

o issue or sell additional shares of capital stock or securities convertible into or exercisable for capital stock, other than (i) the grant of options to employees in accordance with past practice pursuant to an existing stock plan, and (ii) the issuance of shares upon exercise of options outstanding, or pursuant to obligations disclosed to Hire Calling, prior to the execution of the Merger Agreement;

o split, combine, subdivide, reclassify or redeem or purchase any of its capital stock; and

o incur, except pursuant to existing credit agreements, any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company's subsidiaries or guarantee any debt securities of others, or voluntarily prepay any outstanding indebtedness.

No Solicitation by the Company

In the Merger Agreement, the Company has agreed, subject to certain exceptions, to refrain from soliciting, encouraging, inducing, initiating, facilitating or entering into any transaction involving:

o any merger, consolidation, business combination, issuance, exchange or acquisition of securities or other similar transactions where the Company is a party to such transaction or either acquires or issues securities representing more than 20% of the outstanding capital stock of the Company;

o an acquisition or disposition of its business or assets that accounts for 20% or more of the consolidated net revenues, net income or assets of the Company; or

o    any liquidation or dissolution of the Company.

The Company or the Board may, however:

o request clarifications from a third party that makes an acquisition proposal if such action is taken solely for the purpose of obtaining information reasonably necessary for the Company to ascertain whether such proposal is an offer superior to the terms provided by the Merger. Under the Merger Agreement, an offer is deemed superior to the terms of the Merger if such offer is an unsolicited, bona fide written offer made by a third party (other than Hire Calling) for a transaction on terms that the Board determines, in its reasonable judgment, after consultation with an independent financial advisor, to be more favorable to the Company's shareholders than the terms of the Merger; so long as the financing required to consummate the transaction contemplated by such offer is committed or is reasonably capable of being obtained by such third party on a timely basis;

o furnish nonpublic information regarding the Company to, or enter into discussions or negotiations with, any person in response to a superior offer if:

         (i) the Board determines, in good faith, based upon advice of its outside counsel, that failing to take such action would reasonably be expected to result in a breach of the fiduciary duties of the Board to comply with its fiduciary obligations to the Company's shareholders under applicable law,

         (ii) prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with regard to such acquisition proposal, confidentiality and standstill agreements are executed; and

         (iii) prior to furnishing any such nonpublic information to any such person, the Company furnishes such nonpublic information to Hire Calling; and

o comply with applicable laws requiring disclosure to the Company's shareholders if, in the reasonable good faith judgment of the Board, after consultation with outside counsel, failure so to disclose would be inconsistent with its disclosure obligations under applicable law.

Proxy Statement

As promptly as practical after the execution of the Merger Agreement, the Company is required under the Merger Agreement to prepare and file with the SEC this proxy statement to be sent to the shareholders of the Company in connection with the Special Meeting. The Company is also required to:

o    make   reasonable   efforts  to  comply  with  the  rules  and  regulations
     promulgated by the SEC with respect to this proxy statement and to promptly respond to any of the SEC's comments;

o make all other necessary filings with respect to the Merger under the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act;

o make all other Securities Act or Exchange Act required filings, including the Company's Quarterly Reports on Form 10-Q for the quarter ended September 30, 2003, if required;

o take such actions necessary to ensure that the information supplied by the Company with respect to this proxy statement at all relevant times does not contain (i) any statement which is false or misleading with respect to any material fact, (ii) omit to state any material fact necessary in order to make the statements made in this proxy statement not false or misleading, or (iii) omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Special Meeting which has become false or misleading; and

o promptly inform Hire Calling, if at any time prior to the effective time any event relating to the Company or any of its affiliates, officers, or directors is discovered by the Company which should be set forth in a supplement to this proxy statement.

The Special Meeting

In the Merger Agreement, the Company is required to call, give notice of and hold a meeting of the holders of the Company's Common Stock to vote on a proposal to adopt the Merger Agreement, no later than October 31, 2003. The Company is required to use its reasonable efforts to solicit from its shareholders for the adoption of the Merger Agreement consistent with the fiduciary duties of the Board. The Merger Agreement also requires that a statement by the Board be included in this proxy statement recommending the Company's shareholders to vote to adopt the Merger Agreement.

Access to Information

The Company has agreed to allow Hire Calling, and the officers, employees and representatives of Hire Calling reasonable access during normal business hours to the offices and other facilities and to the books and records and to furnish to the extent available with such financial and operating data and such other information regarding the business and operations of the Company, as Hire Calling may from time to time reasonably request. The Company further agreed to furnish promptly to Hire Calling:

o a copy of each document that has been filed on behalf of the Company under federal, state or foreign securities laws before the effective time, and

o all other information concerning its business, properties, and personnel as Hire Calling may reasonably request.

Indemnification and Insurance

The Merger Agreement requires that Hire Calling guaranty the obligations of the Company to indemnify each current director and officer of the Company who was or is a party or is threatened to be a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company to the fullest extent permitted by the Company's articles of incorporation or bylaws, each in effect on the date of execution of the Merger Agreement, or Utah law. With respect to any claim relating to an occurrence prior to the effective time, such guaranty is subordinate to the rights of the Company or such indemnified person under any policy of insurance maintained by the Company.

The Company is also required to maintain directors and officers insurance with policy limits of no less than $10 million on customary terms and conditions up until the effective time. Subsequent to the effective time, Hire Calling is required to obtain substitute insurance coverage without any lapse of coverage for a minimum of three years on commercially reasonable terms providing coverage for acts or omissions of the Company's directors and officers occurring prior to the effective time.

The Merger Agreement also provides that all rights to indemnification in favor of directors and officers of the Company and any other person who was a director or officer of the Company contained in the Company's charters or bylaws as of the effective time will survive the Merger and continue in full force and effect to the fullest extent permitted by law, and shall be enforceable by such indemnified parties against Hire Calling and the continuing corporation.

Employee Benefits

In the Merger Agreement, Hire Calling agrees that all employees of the Company who continue employment with Hire Calling or the continuing corporation after the effective time will be eligible to continue to participate in the continuing corporation's non-equity based employee plans and will be credited with his or her years of service with the Company before the effective time for purposes of eligibility to participate, vesting and accruals (including vacation and sick leave accruals) under any similar employee plans.

In addition, for purposes of each employee plans providing medical, dental, pharmaceutical or vision benefits to any continuing employee, the continuing corporation will cause all pre-existing condition exclusions of such plan to be waived for such employee and his or her covered dependents (other than limitations or waiting periods that are already in effect with respect to such employees and dependents and that have not been satisfied as of the effective time).

After the effective date, Hire Calling may take action to cause the continuing corporation and its subsidiaries to amend, modify, alter or terminate these plans in accordance with the terms of those plans.

Hire Calling is precluded from, in connection with the Merger Agreement or as an inducement to employment with the continuing corporation, offering compensation to the officers or directors of the Company that is more beneficial to the officers and directors of the Company than their current compensation.

Consents, Approvals and Additional Agreements

Subject to the terms of the Merger Agreement, the Company, Hire Calling and Merger Sub have agreed to cooperate and take reasonable actions to make all filings necessary, proper or advisable under applicable laws to consummate the Merger and to do all other things necessary, proper or advisable under applicable laws to consummate the Merger. Each of the parties has also agreed to take reasonable actions necessary to obtain all consents, waivers or approvals in connection with the consummation of the Merger (i) under any of the Company's material agreements, license or lease or (ii) of any governmental entity or any other person required. In addition, the Company has agreed to pay all taxes required to be paid prior to the effective time and to withhold with respect to its employees all taxes required to be withheld.

Further subject to the terms and conditions of the Merger Agreement and subject to the fiduciary duties of the Board, each of the parties agreed to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including cooperating fully with the other party. In case any further action is necessary or desirable to carry out the purposes of the Merger Agreement after the effective time, the proper officers and directors of each party to the Merger Agreement is required to take all such necessary action.

Conditions to the Completion of the Merger

The obligations of the Company, Hire Calling and Merger Sub to complete the Merger are subject to the satisfaction of each of the following conditions:

o shareholders who hold a 2/3 majority of the Company's outstanding Common Stock approve and adopt the Merger Agreement and the Merger;

o the consummation of the Merger is not restrained, enjoined or prohibited by any order, judgment or decree of a court of competent jurisdiction or any governmental entity; and

o no law or regulation is enacted or deemed applicable to the merger that prevents the consummation of the Merger or has the effect of making the consummation of the Merger illegal.

The obligations of Hire Calling and Merger Sub to complete the Merger are subject to the satisfaction of each of the following conditions:

o each of the representations and warranties of the Company must be true and correct as of the date of the Merger Agreement, provided that representations and warranties are deemed accurate unless the failure or failures of such representations and warranties to be accurate has, would have, or would reasonably be expected to have a Material Adverse Effect (see definition below) on the Company as of the closing of the Merger; and the Company's chief executive officer and chief financial officer must deliver a certificate to Hire Calling to that effect;

o the Company must perform in all material respects its obligations under the Merger Agreement; and the Company's chief executive officer and chief financial officer must deliver a certificate to Hire Calling to that effect;

o since the date of the Merger Agreement there must not have been a Material Adverse Effect of the Company that is continuing as of closing of the Merger;

o no pending litigation is brought against the Company by a governmental entity relating to the transactions contemplated by the Merger Agreement that has the reasonable possibility of creating a Material Adverse Effect on the Company;

o key management employees of the Company shall have accepted employment with the continuing corporation on terms substantially similar to their current terms of employment with the Company;

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

o the Company shall have paid a discounted amount to certain of its creditors to cancel the debt described in the discounted payoff letter and delivered to Merger Sub written evidence of such debt cancellation;

o the Company's shareholder Richard Reinhold shall have entered into a noncompete and nonsolicitation agreement with the Company in exchange for $10,000 restricting him for two years from competing with the Company in its market states or soliciting the Company's employees for employment;

o the Company shall have purchased tail insurance coverage on the AIG paid loss retro policy (1993-1996); and

o the Company shall have contemplated the feasibility of naming Hire Calling and Merger Sub as named insureds under the Company's various applicable insurance policies.

The obligation of the Company to complete the Merger is subject to the satisfaction of each of the following conditions:

o each of the representations and warranties of Hire Calling and Merger Sub must be true and correct as of the date of the Merger Agreement, provided that representations and warranties are deemed accurate unless the failure or failures of such representations and warranties to be accurate has, would have, or would reasonably be expected to have a Material Adverse Effect on Hire Calling or Merger Sub as of the closing of the Merger; and Hire Calling's chief executive officer and chief financial officer must deliver a certificate to the Company to that effect; and

o Hire Calling and Merger Sub must perform in all material respects their obligations under the Merger Agreement.

As defined in the Merger Agreement, an event will be deemed to have a "Material Adverse Effect" on the Company if such event has had or would reasonably be expected to have or give rise to a material adverse effect on: (i) the business, condition, assets, liabilities, operations or financial performance of the Company, or (ii) the ability of the Company to consummate the Merger or any of the other transactions contemplated by the Merger Agreement or to perform any of its obligations under the Merger Agreement; excluding (a) changes related to or resulting from the transactions contemplated in the Merger Agreement or the announcement of those transactions, (b) the failure of the Company to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or which revenues or earnings are released), (c) any change or effect attributable to the U.S. economy as a whole or the industries in which the Company competes, including the temporary staffing industry, and
(d) any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof. In this proxy statement, references to "Material Adverse Effect" are intended to refer to this definition. See section 12.08 of the Merger Agreement in Annex A for the full text of this definition.

Termination

The Merger Agreement may be terminated prior to the closing of the Merger under several circumstances, including:

o    by the mutual consent of the Company and Hire Calling;

o by either the Company or Hire Calling if the Merger is not completed on or before November 1, 2003 (unless delayed by the SEC's review, in which case, the closing for the Merger Agreement will be extended one day for each additional day in excess of 10 days that the SEC takes to review the Merger, but in no event later than December 1, 2003) (the "Termination
     Date"), so long as such party's breach of the Merger Agreement has not caused or resulted in such failure to complete the Merger;

o by either the Company or Hire Calling if a court or governmental agency issues a final order, ruling, or decree or takes any other action that has the effect of permanently enjoining, restraining, or prohibiting the Merger;

o by either the Company or Hire Calling if the shareholders of the Company do not approve and adopt the Merger Agreement and the Merger by the requisite vote at the Special Meeting or an adjournment thereof (provided that a party may not terminate the Merger Agreement if the failure of the shareholders to approve the Merger Agreement is attributable to a failure of that party to perform any material obligation required under the Merger Agreement);

o by Hire Calling if the representations and warranties of the Company in the Merger Agreement were inaccurate as of the date of the Merger Agreement and those inaccuracies would have a Material Adverse Effect on the Company as of the closing of the Merger;

o by Hire Calling if any of the Company's covenants contained in the Merger Agreement are breached and such breach would have a Material Adverse Effect on the Company as of the closing of the Merger;

o by the Company if the representations and warranties of Hire Calling in the Merger Agreement were inaccurate as of the date of the Merger Agreement and those inaccuracies would have a Material Adverse Effect on Hire Calling or Merger Sub as of the closing of the Merger;

o by the Company if any of Hire Calling's covenant contained in the Merger Agreement are breached and such breach would have a Material Adverse Effect on Hire Calling or Merger Sub as of the closing of the Merger;

o by the Company if the shareholders of Merger Sub fail to approve the Merger on or before November 1, 2003 (unless extended due to SEC review, but in no event later that December 1, 2003); and

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

o by the Company if the Board in good faith judgment determines that termination is required in order to comply with its fiduciary duties to the Company's shareholders under applicable law.

If the Merger Agreement is terminated by either the Company or Hire Calling, the Merger Agreement will immediately become void and no liability or obligation under the Merger Agreement will remain with any party or their respective officers, directors, or shareholders except provisions of the Merger Agreement relating to fees and expenses and any liability for willful breach of the Merger Agreement.

Amendment

Subject to applicable law, the Merger Agreement may be amended by mutual consent of the parties in writing at any time, except that after the Merger Agreement has been adopted by the Company's shareholders no amendment may be entered into which requires approval by such shareholders.

Waiver

Subject to applicable law, at any time prior to the effective date of the Merger, a party may, by written instrument signed on behalf of such party, extend the time for performance of the obligations of any other party to the Merger Agreement, waive inaccuracies in representations and warranties of any other party contained in the Merger Agreement and waive compliance by any other party with any condition to the Merger.

Assignment

The rights of the parties under the Merger Agreement may not be assigned or transferred without the written consent of the other parties.

Fees and Expenses

The Merger Agreement provides that each party will generally pay its own fees and expenses in connection with the Merger Agreement and the transactions described in the Merger Agreement, whether or not the Merger is completed. However, if the Merger Agreement is terminated under certain provisions, the Company must pay a Breakup Fee of $1,110,000 to Hire Calling.

The Breakup Fee must be paid within two business days of termination if the Merger Agreement is terminated by Hire Calling due to any of the following:

o the Board fails to recommend that the Company's shareholders vote to adopt the Merger Agreement or withdraws or modifies its recommendation in a manner adverse to Hire Calling;

o the Board's recommendation that the Company's shareholders vote to adopt the Merger Agreement is not included in the proxy statement sent to shareholders;

o the Board fails to reaffirm its recommendation that the Company's shareholders vote to adopt the Merger Agreement or its determination that the Merger Agreement and the Merger are in the best interests of the Company's shareholders within 5 business days of a request by Hire Calling that it do so;

o the Board approves, endorses, or recommends an acquisition proposal from another party;

o the Company enters into a letter of intent or similar document with another potential acquiror;

o the Company fails to hold the Special Meeting before the Termination Date (unless such failure is due to the SEC taking more than 30 days in total in its time to review the Merger);

o a tender or securities exchange offer is commenced relating to the Company's securities and the Company does not issue a statement recommending that the offer be rejected; or
o a proposal by another party to acquire the Company is publicly announced and the Company does not issue a press release stating its opposition within 7 days of the announcement or otherwise fails to actively oppose the proposal.

In addition, if the Merger Agreement is terminated due to a failure of the Company's shareholders to adopt the Merger Agreement and a proposal by another party to acquire the Company was publicly announced and not unconditionally withdrawn at least 5 business days prior to the Special Meeting and the transaction proposed is consummated within 9 months of the termination of the Merger Agreement, the Breakup Fee must be paid to Hire Calling when such transaction is consummated.

Amendment Regarding Special Meeting Date

The Company and Hire Calling, pursuant to a letter agreement dated [September 16, 2003], have extended the date by which the Special Meeting must be held until October 31, 2003. This letter agreement is attached as Annex B.

Amendment Regarding Noncompete and Nonsolicitation Agreement

The Company and Hire Calling, pursuant to a letter agreement dated [September 16, 2003], have reduced the term of the noncompete and nonsolicitation agreement required to be entered into by Richard Reinhold, the former chief executive officer of the Company, as a condition to closing from five years to two years. This letter agreement is attached as Annex B.

                     PRINCIPAL holders of voting securities

The following table sets forth information as of [September 19, 2003] with respect to the beneficial ownership of shares of Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director, by each named officer and by all directors and officers as a group. Unless noted otherwise, the Company believes each person named below has sole voting and investment power with respect to the shares indicated. The percentages set forth below have been computed without taking into account treasury shares held by the Company and are based on [2,538,316] shares of Common Stock outstanding as of [September 19, 2003]:

                                          Amount and Nature of       Percent of
Name and Address of Beneficial Owner      Beneficial Ownership         Class
------------------------------------      --------------------       -----------
Sandra E. Reinhold                        563,440 (1)                22.20%
P.O. Box 730
Midway, UT 84049

Richard D. Reinhold                       563,440 (1)                22.20%
P.O. Box 730
Midway, UT  84049

Fleet Boston Corporation                  215,680 (2)                8.50%
One Federal Street
Boston, MA 02110

Dimensional Fund Advisors Inc.            165,720 (3)                6.53%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Wynnefield Capital, Inc.                  160,280 (4)                6.31%
450 Seventh Avenue, Suite 509
New York, NY 10123

Randolph K. Rolf                          14,515 (5)(6)              *

JoAnn W. Wagner                           6,630  (5)                 *

Jack A. Henry                             1,000 (5)                  *

John K. Morrison                          631 (5)(7)                 *

Kevin Hardy                               600 (5)                    *

Brad L. Stewart                           600 (5)                    *

Stanley R. deWaal                         200 (5)                    *

All officers and directors             24,176 (5)(7)                 0.95%
as a group (8 persons)

*  Less than one percent of outstanding shares


(1) Of the shares reflected as beneficially owned by Sandra E. Reinhold and Richard D. Reinhold, 277,720 shares are held of record by Sandra E. Reinhold, 269,720 shares are held of record by Richard D. Reinhold and 16,000 shares are held of record by Reinhold Limited, a family limited partnership of which Richard D. Reinhold and Sandra E. Reinhold are general partners.

(2) Based on schedules filed with the SEC, the Company believes that Fleet Boston Corporation has sole voting power of 146,920 shares reflected as beneficially owned. It has sole dispositive power over 214,880 shares reflected and shared dispositive power over 800 shares reflected.

(3) Based on schedules filed with the SEC, the Company believes that Dimensional Fund Advisors, Inc. possesses voting or investment power of the shares reflected in its role as an investment advisor or manager.

(4) Based on schedules filed with the SEC, the Company believes that Wynnefield Capital, Inc. possesses voting or investment power of the shares reflected in its role as an investment advisor or manager.

(5) In addition to the share amounts indicated above, options exercisable upon completion of the Merger granted under the Company's May 1995 Incentive Stock Option Plan are held by the following persons in the following amounts: JoAnn W. Wagner, 63,600 shares; Randolph K. Rolf, 7,800 shares; John K. Morrison, 23,000 shares; W.B. "Tucker" Collings, 5,860 shares; Stanley R. deWaal, 7,800 shares; Kevin Hardy, 23,000 shares; Jack A. Henry, 5,400 shares; Brad L. Stewart, 5,400 shares; and all officers and directors as a group, 141,860 shares. Pursuant to the terms of the May 1995 Incentive Stock Option Plan, the Company's only stock option plan, all outstanding options will be exercisable prior to the Special Meeting as a result of the change in control anticipated by the Merger. There are no outstanding options with an exercise price equal to or less than [$1.3789] per share.

(6) The share amounts indicated for Randolph K. Rolf include 14,515 shares owned of record by the Randolph K. Rolf Trust.

(7) The share amounts indicated include shares of Common Stock held in the Company's 401(k) plan by John K. Morrison, who holds approximately 21 shares. The total number of shares so held by all officers and directors as a group is approximately 21 shares. The number of shares held in the Company's 401(k) plan is based on plan information available on [December 29, 2002], the last statement date of the plan.

                                  OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any other matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement. However, if any other matter is properly presented at the Special Meeting or any adjournment or postponement of the Special Meeting, the enclosed form of proxy will be deemed to confer authority to the individuals named as proxies to vote your shares represented by such proxy with respect to any additional matters that are within the purposes set forth in the notice of the Special Meeting.

                    HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Pursuant to rules adopted by the SEC regarding delivery of proxy statements and annual reports to shareholders sharing the same address, the Company may satisfy such rules by delivering a single proxy statement and annual report to an address shared by two or more Company shareholders. This method of delivery is referred to as "householding" and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to certain multiple shareholders who share an address, unless the Company has received contrary instructions from one or more of the shareholders. Each shareholder who resides in a householded address will be mailed a separate proxy card. However, the Company will undertake to deliver promptly upon request a separate copy of the proxy statement and/or annual report, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered shareholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, send your request to the Company in writing at:

                  1415 South Main Street
                  Salt Lake City, Utah, 84115
                  Attention.:  Investor Relations Department
                  Telephone:  (801) 484-4400

If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

Any shareholders of record sharing an address who now receive multiple copies of the Company's annual report or proxy statement and who wish to receive only one copy of these materials per household in the future also should contact the Company by telephone or mail as instructed above or, if appropriate, the broker or bank holding such shareholder's stock.

                          FUTURE SHAREHOLDER PROPOSALS

The Company will only hold an annual meeting in 2004 if the Merger has not been completed. If such annual meeting is held, any Company shareholder intending to present a proposal to be included in the Company's proxy statement for the annual meeting of shareholders to be held in 2004 must have delivered a proposal in writing to the Company's principal executive offices no later than December 17, 2003. Such proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials.

In addition, in order for a shareholder's proposal or director nomination to be raised from the floor during the annual meeting held in 2004, if held, written notice must have been received by the Company no later than March 11, 2004 and must contain all such information as required under the Company's bylaws. A copy of such bylaw requirements for shareholder proposals and nominations is available upon request from the Company's investor relations department:

                  1415 South Main Street
                  Salt Lake City, Utah, 84115
                  Attention.:  Investor Relations Department
                  Telephone:  (801) 484-4400

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These forward-looking statements are based on the Company's current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include information concerning the Company's possible or assumed future results of operations and generally include those statements preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "should," "plans," "targets" and/or similar expressions.

The forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by these forward-looking statements. In addition to the factors discussed elsewhere in this proxy statement, other factors that could cause actual results to differ materially include the possibility that the Merger may not occur due to the failure of the parties to satisfy the conditions set forth in the Merger Agreement, such as the inability of Hire Calling to obtain financing, the failure of the Company to obtain shareholder approval, or the occurrence of events that would have a Material Adverse Effect on the Company as described in the Merger Agreement. Additional risks and uncertainties relating to the Company's operations include, but are not limited to: the Company's ability to attract and retain staff, temporary and other employees needed to implement the Company's business plan and to meet customer needs; failure of the Company to secure adequate finances to continue to fund its current operations; and the successful hiring, training and retention of qualified field management. Future results also could be affected by other factors associated with the operation of the Company's business, including: economic fluctuations, existing and emerging competition, changes in demands for the Company's services, the Company's ability to maintain profit margins in the face of pricing pressures, the availability of workers' compensation insurance and the unanticipated results of future or pending litigation. Risk factors, cautionary statements and other conditions, including economic, competitive, governmental and technology factors, that could cause actual results to differ from the Company's current expectations are discussed in the Company's Annual Report on Form 10-K.

The forward-looking statements in this proxy statement are made as of the date hereof based on management's current beliefs and expectations, and the Company undertakes no obligation to update or revise any such statements. Further information regarding risks, uncertainties and other factors that could affect the Company's financial or operating results or that could cause actual results to differ materially from those expected, estimated or anticipated are included in the Company's annual, quarterly, and other reports and filings with the SEC.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

You may also obtain copies of this information by mail from the Public Reference Section of the SEC:

                  Securities and Exchange Commission
                  Public Reference Section
                  450 Fifth Street, N.W., Room 1024
                  Washington, D.C. 20549

at prescribed rates. The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, including the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov.

                           INCORPORATION BY REFERENCE

The SEC allows the Company to "incorporate by reference" information into this proxy statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and its finances.

THE COMPANY'S SEC FILINGS                                     PERIOD ENDED
-------------------------                                     ------------

1. Annual Report Form 10-K filed on April 14, 2003            December 29, 2002

2. Quarterly Report Form 10-Q filed on May 14, 2003           March 30, 2003

3. Quarterly Report Form 10-Q filed on August 13, 2003        June 29, 2003

In addition, each document filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this proxy statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference in this proxy statement and to be a part hereof from the date that document is filed with the SEC.

If you are a shareholder, the Company may have already sent you some of the documents incorporated by reference, but you can obtain any of them from the Company or the SEC. Documents (including the financial statements and schedule thereto, as well as exhibits thereto, if specifically requested) incorporated by reference are available from the Company without charge, by first class mail or other equally prompt means within one business day of receipt of a written or telephonic request at the following address or telephone number:

                          Investor Relations Department
                          SOS Staffing Services, Inc.
                          1415 South Main Street
                          Salt Lake City, UT 84115
                          Attention: Secretary
                          (801) 484-4400


If you would like to request documents from the Company, please do so by October 21, 2003 in order to ensure timely receipt before the Special Meeting. You should rely only on the information contained in this proxy statement to vote on the Merger Agreement and the Merger. the Company have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [October 1, 2003]. You should not assume that the information in this proxy statement is accurate as of any date other than that date, and its mailing to shareholders shall not create any implication to the contrary.

ANNEXES:

Annex A -- Agreement and Plan of Merger

Annex B -- Amendment dated September 16, 2003 to Agreement and Plan of Merger

Annex C -- Fairness Opinion of Houlihan Valuation Advisors, LLC

Annex D -- Consent of Independent Auditors

Annex E -- Part 13 of the Utah Revised Business Corporation Act

Annex F -- Form of Proxy

                     Annex A -- Agreement and Plan of Merger

                          -----------------------------

                          AGREEMENT AND PLAN OF MERGER

                          -----------------------------
                                      AMONG

                          HIRE CALLING HOLDING COMPANY

                                       AND

                         HIRE CALLING ACQUISITIONS, INC.

                                       AND

                           SOS STAFFING SERVICES, INC.

                          -----------------------------

                            DATED SEPTEMBER 10, 2003

                                Table of Contents

                                                                                                             Page
ARTICLE I             THE MERGER.................................................................................1

         1.01.    Effective Time of the Merger...................................................................1

         1.02.    Closing........................................................................................2

         1.03.    Effects of the Merger..........................................................................2

ARTICLE II            CONVERSION OF SECURITIES...................................................................3

         2.01.    Conversion of Capital Stock....................................................................3

         2.02.    Target Stock Options...........................................................................4

         2.03.    Exchange of Certificates.......................................................................4

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF TARGET...................................................5

         3.01.    Organization of Target.........................................................................6

         3.02.    Target Capital Structure.......................................................................6

         3.03.    Authority, No Conflict, Required Filings and Consents..........................................7

         3.04.    SEC Filings; Financial Statements..............................................................8

         3.05.    No Undisclosed Liabilities.....................................................................9

         3.06.    Absence of Certain Changes or Events..........................................................10

         3.07.    Taxes.........................................................................................10

         3.08.    Tangible Properties...........................................................................11

         3.09.    Intellectual Property.........................................................................11

         3.10.    Agreements, Contracts, and Commitments........................................................14

         3.11.    Litigation....................................................................................15

         3.12.    Environmental Matters.........................................................................15

         3.13.    Regulatory Compliance.........................................................................17

         3.14.    Employee Benefit Plans........................................................................17

         3.15.    Compliance with Laws..........................................................................19

         3.16.    Interested Party Transactions.................................................................19

         3.17.    No Existing Discussions.......................................................................19

         3.18.    No Secured Debt...............................................................................19

         3.19.    Opinion of Financial Advisor..................................................................19

         3.20.    Insurance.....................................................................................20

         3.21.    Employment Matters............................................................................20

         3.22     Accounts Receivable.......................................................................... 20

         3.23     Restricted Cash.............................................................................. 20

         3.24     Employee Payments............................................................................ 21

         3.25     Workers Compensation Reserve .................................................................21


ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB..........................................21

         4.01.    Organization of Parent and Sub................................................................21

         4.02.    Authority, No Conflict, Required Filings and Consents.........................................21

         4.03.    Ownership and Interim Operations of Sub.......................................................22

         4.04     Disclosure Documents..........................................................................22

         4.05     Financing.....................................................................................22


ARTICLE V             Intentionally Deleted.....................................................................23

ARTICLE VI            Intentionally Deleted.....................................................................23

ARTICLE VII           Intentionally Deleted.....................................................................23

ARTICLE VIII          Conduct of business.......................................................................23

         8.01.    Covenants of Parent and Target................................................................23

         8.02.    Cooperation...................................................................................25

ARTICLE IX            ADDITIONAL AGREEMENTS AND COVENANTS.......................................................25

9.01.    No Solicitation by Target..............................................................................25

9.02.    Proxy Statement........................................................................................27

9.03.    Access to Information..................................................................................27

9.04.    Target  Stockholders' Meetings.........................................................................28

9.05.    Legal Conditions to Merger.............................................................................28

9.06.    Payment of Taxes.......................................................................................28

9.07.    Affiliates.............................................................................................28

9.08.    Public Disclosure......................................................................................29

9.09.    Consents ..............................................................................................29

9.10.    Brokers or Finders ....................................................................................29

9.11.    Employee Benefits; Employee Issues ....................................................................29

9.12     Exempt Disposition; No Affiliate.......................................................................30

9.13     Notification of Certain Matters .......................................................................30

9.14    Additional Agreements; Reasonable Efforts ..............................................................30

9.15    Continuing Indemnification .............................................................................31

ARTICLE X             CONDITIONS TO MERGER......................................................................31

10.01.   Conditions to Each Party's Obligation To Effect the Merger ............................................31

10.02.   Additional Conditions to Obligations of Parent and Sub.................................................32

10.03.   Additional Conditions to Obligations of Target.........................................................32

ARTICLE XI      TERMINATION AND AMENDMENT.......................................................................33

11.01.   Termination............................................................................................33

11.02.   Effect of Termination..................................................................................35

11.03.   Fees and Expenses......................................................................................35

11.04.   Amendment..............................................................................................36

11.05    Extension; Waiver......................................................................................36

ARTICLE XII       MISCELLANEOUS.................................................................................36

12.01.   Nonsurvival of Representations, Warranties, and Agreements.............................................36

12.02.   Notices 36

12.03.   Interpretation.........................................................................................37

12.04.   Counterparts...........................................................................................37

12.05.   Entire Agreement, No Third Party Beneficiaries.........................................................38

12.06.   Governing Law..........................................................................................38

12.07.   Assignment.............................................................................................38

12.08.   Definitions............................................................................................38

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated September 10, 2003, is by and among Hire Calling Holding Company, an Oregon corporation, ("Parent"), Hire Calling Acquisitions, Inc., an Oregon corporation and a wholly owned subsidiary of Parent ("Sub"), and SOS Staffing Services, Inc. ("Target").

         WHEREAS, the Boards of Directors of each of Parent, Sub, and Target deem it advisable and in the best interest of each corporation and its respective stockholders that Sub and Target combine in order to advance the long-term business interests of Parent and Target;

         WHEREAS, the Parent and Sub required that the Target arrange with Wells Fargo Bank, National Association, Bank One, NA, Jackson National Life Insurance Company, Great-West Life & Annuity Insurance Company, Farm Bureau Life Insurance Company of Michigan, Farm Bureau Mutual Insurance Company of Michigan, The Canada Life Insurance Company, Canada Life Insurance Company of New York and Canada Life Insurance Company of America (the "Creditors") to cancel the debt obligations of Target to the Creditors (the "Debt") before Sub would merge with Target;

         WHEREAS, the Target entered an agreement dated September 5, 2003 with Hire Calling, Inc. and the Creditors agreeing to the terms by which the Creditors would cancel the Debt at a discounted value (the "Discounted Payoff Letter");

         WHEREAS, subject to the terms and conditions of this Agreement and in accordance with Oregon Law and Utah Law, at the Effective Time (as defined below), Sub shall be merged with and into Target (the "Merger"), pursuant to which each outstanding share of common stock of the Target shall be exchanged for the right to receive from Sub a cash payment as specified below;

         WHEREAS, the Board of Directors of Target, upon the recommendation of the outside, disinterested directors (i) has determined that the Merger is advisable and necessary for the long-term prospects of Target and is fair to, and in the best interests of Target and its stockholders, (ii) has determined that this Agreement is advisable and has approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the stockholders of Target adopt this Agreement.

         WHEREAS, the Board of Directors of Parent (i) has determined that the Merger is advisable and consistent with and in furtherance of the long-term business strategy of Parent and is fair to, and in the best interests of, Parent and its stockholders, and (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants, and agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

         1.01 Effective Time of the Merger. Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date (as defined in Section 1.02), articles of merger giving effect to the agreement of the parties described in this Article I (the "Articles of Merger"), shall be duly executed and acknowledged by the Continuing Corporation (as defined in Section 1.03), and thereafter (a) delivered to the Secretary of State of the State of Oregon, for filing, as provided in Oregon Law, and (b) delivered to the Utah Department of Commerce, Division of Corporations and Commercial Code. The Merger shall become effective upon the later to occur of (a) or (b) above (the "Effective Time").

         1.02 Closing. The closing of the Merger (the "Closing") will take place at 1:00 p.m., Mountain time, on or by November 1, 2003 (the "Closing Date") at the offices of Target in Salt Lake City, Utah, unless another date or place is agreed to in writing by Parent and Target. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed, with the exception of the payoff by the Company of the Debt, which shall take place and shall also be deemed to have taken place prior to the other transactions described herein.

         1.03 Effects of the Merger.

         (a) At the Effective Time (i) the separate existence of Sub shall cease and Sub shall be merged with and into Target, with Target as the surviving corporation in the Merger (Sub and Target are sometimes referred to below as the "Constituent Corporations" and Target is sometimes referred to below as the "Continuing Corporation"), (ii) the Articles of Incorporation of Target shall be amended so that Article IV of such Articles of Incorporation reads in its entirety as follows: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000, all of which shall consist of Common Stock, par value $0.01 per share," and as so amended, such Articles of Incorporation shall be the Articles of Incorporation of the Continuing Corporation, and (iii) the Bylaws of Target as in effect immediately prior to the Effective Time shall be the Bylaws of the Continuing Corporation.

         (b) At and after the Effective Time, the Continuing Corporation shall possess all the rights, privileges, powers, and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities, and duties of each of the Constituent Corporations; and all and singular rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, real, personal, and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Continuing Corporation, and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Continuing Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, and duties of the Constituent Corporations shall thereafter attach to the Continuing Corporation, and may be enforced against it to the same extent as if such debts and liabilities had been incurred by it.

         (c) At the Effective Time, the directors of Sub immediately prior to the Effective Time shall be the directors of the Continuing Corporation, each of such directors to hold office, subject to the applicable provisions of Utah Law and the Articles of Incorporation and By-Laws of the Continuing Corporation, until the earlier of their resignation or the next annual shareholders' meeting of the Continuing Corporation and until their respective successors shall be duly elected or appointed and qualified.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

         2.01 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Target Common Stock or capital stock of Sub:

         (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock, $0.01 par value per share, of the Continuing Corporation.

         (b) Cancellation of Target Common Stock. All shares of Target Common Stock (i) that are held by Target as treasury stock or otherwise or (ii) that are held by Parent or Sub ((i) and (ii), collectively, "Excluded Shares") shall be canceled and retired and shall cease to exist and no stock of Parent or other consideration shall be delivered in exchange therefor.

         (c) Merger Consideration. Subject to Section 2.01(d) and 2.02, each issued and outstanding share of Target Common Stock, other than Excluded Shares, shall be converted into the right to receive $3,500,000/number of shares of Target Common Stock outstanding; approximately $1.3789 per share in cash (the "Merger Consideration"). The Merger Consideration shall be appropriately adjusted to reflect any stock split, stock dividend, recapitalization, exchange, subdivision, combination of, or other similar change Target Common Stock following the date of this Agreement. All shares of Target Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and holders of certificates which immediately prior to the Effective Time represented shares of Target Common Stock (the "Certificates") shall cease to have any rights with respect thereto, except the right to receive cash to be issued or paid in consideration therefor upon the surrender of the Certificates in accordance with Section 2.02, without interest.

         (d) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, if any shareholders entitled to exercise appraisal rights pursuant to
Section 16-10a-1321 of Utah Law ("Dissenting Shareholders") shall demand to be paid the fair cash value of such holder's shares of Target Common Stock, as provided in Section 16-10a-1323 of Utah Law, such shares shall not be converted into or be exchangeable for the right to receive the Merger Consideration; provided that if any Dissenting Shareholder shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, the shares of Target Common Stock held by such Dissenting Shareholder shall thereupon be treated as though such shares had been converted into the Merger Consideration at the Effective Time pursuant to Section 2.01(c). At the Effective Time, all shares of Target Common Stock held by Dissenting Shareholders shall automatically be canceled and shall cease to exist or be outstanding, and each Dissenting Shareholder shall cease to have any rights with respect thereto, except such rights as are granted under Section 16-10a-1301 through 1331 of Utah Law.

         2.02. Target Stock Options. At the Effective Time, all then outstanding options to purchase Target Common Stock under Target's employee stock incentive plans listed in Schedule 3.02 of the Target Disclosure Schedule (collectively, the "Target Option Plans"), whether vested or unvested, and all outstanding other options to purchase Target Common Stock (collectively, the "Target Non-Plan Options") shall immediately prior to the Effective Time, automatically be exercised or terminated pursuant to the terms of the applicable option. At the Effective Time, any unexercised Options shall cease to exist, and each holder thereof shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration provided that any such option was duly exercised (including payment to the Target of the applicable exercise price) prior to the Closing Date.

         2.03 Exchange of Certificates.

         (a) Parent shall authorize Zions Bank N.A., or such other firm as is reasonably acceptable to Target, to serve as exchange agent hereunder (the "Exchange Agent"). Promptly after the Effective Time, Parent shall deposit or shall cause to be deposited in trust with the Exchange Agent Three Million Five Hundred Thousand and No 100ths dollars ($3,500,000.00) to which the holders of Target Common Stock are entitled pursuant to this Article II (such cash amounts being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall invest such funds as directed by the Continuing Corporation on a daily basis; provided that no such investment or loss thereon shall affect the amounts payable to Target's shareholders pursuant to this Article II. Parent and the Continuing Corporation shall replace any monies lost through any investment made pursuant to this Section 2.02(a). Any interest and other income resulting from such investments shall be the exclusive property of and shall be paid promptly to the Continuing Corporation. The Exchange Agent shall, pursuant to irrevocable instructions received from Parent, deliver the amounts of cash provided for in
Section 2.01 out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose, except as provided in this Agreement, or as unanimously agreed among Parent, Sub, and Target prior to the Effective Time.

         (b) As soon as practicable after the Effective Time, the Exchange Agent shall mail and otherwise make available to each record holder, who as of the Effective Time was a holder of a Certificate, a form of letter of transmittal and instructions for use in effecting the surrender of the Certificate for payment therefor. Delivery shall be effected, and risk of loss and title to the Certificate shall pass, only upon proper delivery of the Certificate to the Exchange Agent and the form of letter of transmittal shall so reflect. Upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a check representing the Merger Consideration to which such holder shall have become entitled pursuant to Section 2.01 (c) and the Certificate so surrendered shall forthwith be marked canceled. No interest will be paid or accrued on the cash payable upon surrender of the Certificate.

If any portion of the consideration to be received pursuant to this Article II upon exchange of a Certificate is to be issued or paid to a person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or that no such tax is applicable. Until surrendered as contemplated by this
Section 2.03, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Section 2.03. The right of any shareholder to receive the Merger Consideration shall be subject to and reduced by any applicable withholding tax obligation.

All payments in respect of shares of Target Common Stock that are made in accordance with the terms hereof shall be deemed to have been made in full satisfaction of all rights pertaining to such securities.

         (c) In case of any lost, mislaid, stolen, or destroyed Certificate, the holder thereof may be required, as a condition precedent to the delivery to such holder of the consideration described in Section 2.01 and in accordance with Utah Law, to deliver to Parent a bond in such reasonable sum as Parent may direct as indemnity against any claim that may be made against the Exchange Agent, Parent, or the Continuing Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen, or destroyed.

         (d) After the Effective Time, there shall be no transfers on the stock transfer books of the Continuing Corporation of the shares of Target Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Continuing Corporation for transfer, they shall be canceled and exchanged for the consideration described in Section 2.01. After the Effective Time, the shares of Target Common Stock shall be delisted from the SmallCap Market of the National Association of Securities Dealers Automated Quotation System ("SmallCap Market").

         (e) Any portion of the Exchange Fund that remains unclaimed by the stockholders of Target for six months after the Effective Time shall be returned to Parent, upon demand, and any holder of Target Common Stock who has not theretofore complied with Section 2.03(b) shall thereafter look only to Parent for issuance of consideration to which such holder has become entitled pursuant to Section 2.01, provided, however, that neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Target Common Stock for any amount required to be paid to a public official pursuant to any applicable abandoned property, escheat, or similar law.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF TARGET

Target represents and warrants to Parent and Sub that the statements contained in this Article III are true and correct as of the date hereof, except as set forth in the disclosure schedules delivered contemporaneously with this Agreement or as amended or supplemented on or by October 1, 2003 (the "Target Disclosure Schedule"). The Target Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III and the disclosures in any paragraph, including appropriate cross references, shall qualify only the corresponding paragraph in this Article
III. The mere inclusion of an item in the Target Disclosure Schedule in response to an express disclosure requirement or as an exception to a representation, warranty or covenant shall not be deemed an admission by Target that such item is material or represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect.

         3.01. Organization of Target. Target is a corporation duly organized, validly existing, and in good standing under Utah Law, has all requisite corporate power to own, lease, and operate its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Target.

         Except as set forth in Schedule 3.01, Target does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture, or other business association or entity excluding securities in any publicly traded company held for investment by Target and comprising less than one percent of the outstanding equity of such company.

         3.02 Target Capital Structure.

         (a) The authorized capital stock of Target consists of Twenty Million (20,000,000) shares of Common Stock, $0.002 par value ("Target Common Stock"), and Five Million (5,000,000) shares of Preferred Stock, no par value ("Target Preferred Stock").

 On September 10, 2003:

         (i) 2,538,316 shares of Target Common Stock were outstanding, all of which were validly issued, fully paid, and nonassessable,

         (ii) No shares of Target Common Stock were held in the treasury of Target,

         (iii) 347,720 shares of Target Common Stock were reserved for future issuance pursuant to stock options granted and outstanding or available for grant under the May 4, 1995 Incentive Stock Option Plan and other Target Option Plans, and

         (iv) an aggregate of no shares of Target Common Stock were reserved for future issuance pursuant to granted and outstanding Target Non-Plan Options.

         Since June 30, 2003, no shares of Target Common Stock have been issued except pursuant to the exercise of options granted under the Target Option Plans, nor has Target become obligated to issue any additional shares of Target Common Stock other than pursuant to additional grants of options under the Target Option Plans, each of which grants has been made in the ordinary course of Target's business and in accordance with existing policies.

         None of the shares of Target Preferred Stock are issued and outstanding and Target is not obligated to issue any such shares. There are no obligations, contingent or otherwise, of Target to repurchase, redeem, or otherwise acquire any shares of Target Common Stock or to provide funds to or make any investment (in the form of a loan, capital contribution, or otherwise) in any other entity.

         (b) Except as set forth in this Section 3.02, there are no:

                 (i) equity securities of any class of Target, or any security exchangeable into or exercisable for such equity securities issued, reserved for issuance, or outstanding,

                 (ii) options, warrants, equity securities, calls, rights, commitments, or agreements of any character to which Target is a party or by which it is bound obligating Target to issue, deliver, or sell, or cause to be issued, delivered, or sold, additional shares of capital stock of Target or obligating Target, to grant, extend, accelerate the vesting of, or enter into any such option, warrant, equity security, call, right, commitment, or agreement

         ((i) and (ii) collectively, "Target Stock Rights"). Target is not a party to, nor is Target aware of, any voting agreement, voting trust, proxy, or other agreements or understandings with respect to the shares of capital stock of Target or any agreement, arrangement, or understanding providing for registration rights with respect to any shares of capital stock of Target, other than the Lockup and Voting Agreements.

         3.03 Authority, No Conflict, Required Filings and Consents.

         (a) Target has all requisite corporate power and authority to enter into this Agreement and (subject to obtaining the Required Target Stockholder
Vote) to consummate the transactions contemplated by this Agreement.

         The execution and delivery of this Agreement by Target and the consummation of the transactions by Target contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Target, subject only to obtaining the Required Target Stockholder Vote.

         This Agreement has been duly executed and delivered by Target and constitutes the valid and binding obligation of Target, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

         (b) Except as set forth on Schedule 3.03(b), the execution and delivery of this Agreement by Target does not, and, subject to obtaining the Required Target Stockholder Vote, the consummation of the transactions contemplated by this Agreement by Target will not:

                 (i) conflict with, or result in any violation or breach of any provision of the Articles of Incorporation or Bylaws of Target,

                 (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to right of termination, cancellation, or acceleration of any obligation or loss of any benefit) under any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, or lease or any material contract, or other material agreement, instrument, or obligation to which Target is a party or by which Target or any of its properties or assets may be bound, or

                 (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to Target or any of its properties or assets, except (in the case of each of (ii) and (iii)) for any breach, violation or conflict which would not have a Material Adverse Effect on Target.

         (c) No consent, approval, order, or authorization of, or registration, declaration, or filing with, any court, administrative agency, or commission or other governmental authority or instrumentality ("Governmental Entity"), is required by or with respect to Target in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for:

                 (i) the filing of the Articles of Merger with the Utah Department of Commerce, Division of Corporations and Commercial Code,

                 (ii) the filing of any documents, instruments and certificates required by applicable law with the Secretary of State of the State of Oregon, and

                 (iii) the filing with, and (if necessary) approval by, the SEC of the Proxy Statement in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (d) The affirmative vote of the holders of two-thirds (2/3) of the shares of Target Common Stock outstanding on the record date for the Target Stockholders' Meeting (the "Required Target Stockholder Vote") is the only vote of the holders of any class or series of the Target's capital stock necessary for Target to effect the Merger and consummate the transactions contemplated in this Agreement.

         3.04 SEC Filings; Financial Statements.

         (a) Target has filed all forms, reports, and documents required to be filed by Target with the SEC since January 1, 1999 (including all exhibits, notes, and schedules thereto and documents incorporated by reference therein) (collectively, the "Target SEC Reports"). The Target SEC Reports:

                 (i) at the time filed, with respect to all of the Target SEC Reports other than registration statements filed under the Securities Act of 1933 (the "Securities Act"), or at the time of their respective effective dates, with respect to registration statements filed under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and

                 (ii) did not at the time filed or at the time of their respective effective dates, as the case may be (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Target SEC Reports or necessary in order to make the statements in such Target SEC Reports, in the light of the circumstances under which they were made, not misleading.

         (b) Each of the financial statements (including, in each case, any related notes) contained in the Target SEC Reports at the time filed or at the time of their respective effective dates, as the case may be, complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and fairly presented the financial position of Target at the respective dates and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements do not contain footnote disclosures and are subject to normal recurring year-end adjustments.

         Target has provided Parent with Target's audited financial statements as of and for the year ended December 29, 2002 and the most recent quarterly statements; such financial statements, including any related notes, are attached hereto as Schedule 3.04(b) (the "Target Financial Statements"). The Target Financial Statements comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect to financial statements included in a report on Form 10-K, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the consolidated financial statements of Target contained in the Target SEC Reports and fairly present the financial position of Target at the date and the results of its operations and cash flows for the period indicated. The balance sheet of Target as of July 27, 2003 is referred to herein as the "Target Balance Sheet."

         (c) Target has in place the "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) required in order for the Chief Executive Officer and Chief Financial Officer of Target to engage in the review and evaluation process mandated by the Exchange Act. Target's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by Target in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Target's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of Target required under the Exchange Act with respect to such reports.

         3.05 No Undisclosed Liabilities. Except as set forth in Schedule 3.05, Target does not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Target, other than:

                  (i) liabilities reflected in the Target Balance Sheet,

                  (ii)  obligations  to perform  under  contracts  disclosed  on
         Schedule 3.05(b)(ii), and

                  (iii) normal or recurring liabilities incurred since the date of the Target Balance Sheet, in the ordinary course of business consistent with past practices.

         3.06.  Absence of Certain  Changes or Events.  Except as  disclosed  on
Schedule 3.06, since the date of the Target Balance Sheet, Target has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been:

                  (i) any Material Adverse Effect on Target,

                  (ii) any damage, destruction, or loss (whether or not covered by insurance) with respect to any property of Target having a Material Adverse Effect on Target,

                  (iii) any material change by Target in its accounting methods, principles, or practices to which Parent has not previously consented in writing,

                  (iv) any revaluation by Target of any of its assets having a Material Adverse Effect on Target, or

                  (v) any other action or event that would have required the consent of Parent pursuant to Section 8.01 of this Agreement had such action or event occurred after the date of this Agreement.

         3.07 Taxes.

         (a) All returns and reports, including without limitation information and withholding returns and reports (collectively, "Tax Returns"), of or relating to any foreign, Federal, state, local or other income, premium, property, sales, excise and other taxes of any nature whatsoever, including any interest, penalties and additions to tax in respect thereof ("Tax" or "Taxes") heretofore required to be filed by Target, the failure to file such which would have a Material Adverse Effect, have been duly filed on a timely basis. All such Tax Returns were complete and accurate in all material respects. Target has paid or has made adequate provision for the payment of all Taxes.

         (b) Except as set forth on Schedule 3.07(b), as of the date of this Agreement there are no audits or administrative proceedings, court proceedings or claims pending against Target with respect to any Taxes, no assessment, deficiency or adjustment has been asserted or, to the knowledge of Target, proposed with respect to any Tax Return of or with respect to Target, and there are no liens for Taxes upon the assets or properties of Target, except liens for Taxes not yet delinquent.

         (c) Except as set forth on Schedule 3.07(c), there are not in force any waivers of agreements, arrangements, or understandings by or with respect to Target of or for an extension of time for the assessment or payment of any Taxes. Target has not received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a taxing authority relating to Taxes that would have a continuing effect after the Closing Date. Target is not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by Target, and to the knowledge of Target the Internal Revenue Service ("IRS") has not proposed any such adjustment or change in accounting method.

         (d) To the knowledge of Target, Target has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

         (e) Target has not filed a consent under Section 341(f) of the Code. Target is not a party to any Tax allocation or Tax sharing arrangements.

         3.08 Tangible Properties.

         (a) Real Property. Target has provided or made available to Parent a true and complete list of all real property owned by Target and real property leased pursuant to leases ("Leases") by Target as of the date hereof, and the name of the lessor, the date of the Lease and description of each amendment to the Lease, and the aggregate annual rental or other fees payable under any such Lease, on Schedule 3.08(a). All such Leases are valid and binding obligations of Target and, to Target's knowledge, of each other party thereto, in all material respects, in accordance with their respective terms, as those terms are reflected in documents provided to Parent, subject to:

                 (i)   applicable   bankruptcy,   insolvency,    reorganization,
         moratorium, or other similar laws affecting the rights of creditors generally and

                 (ii) rules of law governing specific performance, injunctive relief and other equitable remedies, and Target is not in material default under any such Lease.

         (b) Tangible Personal Property. All material items of tangible personal property of Target as set forth on Schedule 3.08(b) are in good operating condition and repair (ordinary wear and tear excepted), are performing satisfactorily, and are available for use in the conduct of Target's business. Target has and will have good and marketable title to all of material personal property owned by it, free and clear of all security interests, mortgages, liens, pledges, charges, valid claims or encumbrances of any kind or character except as set forth on Schedule 3.08(b)(1), and other than liens (i) for taxes not yet due and payable; or (ii) incurred in the ordinary course of Target's business that do not, individually or in the aggregate, have a Material Adverse Effect on Target.

         3.09 Intellectual Property.

         (a)Ownership of Intellectual Property Assets. Target owns, either directly or indirectly, or has valid rights or licenses to use, all of the Target Intellectual Property Assets. Except as provided in Schedule 3.09, all
Target Intellectual Property Assets are free and clear of all mortgages, pledges, charges, liens, equities, security interests or other encumbrances, and Target has the right to use without payment to a third party all of such Target Intellectual Property Assets.

         No claim is pending against Target or, to Target's knowledge, threatened against Target or its officers, employees or consultants to the effect that Target's right, title and interest in and to any of the Target Intellectual Property Assets is invalid or unenforceable by Target. Target is not aware of any material information that would adversely affect the validity or enforceability of any of the Patents, Marks, Trade Secrets or Copyrights which constitute Target Intellectual Property Assets.

         All former and current employees, consultants and contractors of Target who were involved in, or who contributed to, the creation or development of any of the Target Intellectual Property Assets have executed written instruments with Target that assign to Target all of such Person's rights to any inventions, improvements, discoveries, writings or information constituting Target Intellectual Property Assets in any case where the failure to do so would cause a Material Adverse Effect. To the knowledge of Target, no employee of Target has entered into any agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign or disclose information concerning his work to anyone other than Target, other than in the ordinary course of Target's business.

         (b) Patents. Target does not have any Patents registered with the U. S. Patent and Trademark Office.

         (c) Trademarks. Schedule 3.09(c) sets forth a complete and accurate list of all Marks constituting Target Intellectual Property Assets. All such Marks that have been registered with the U. S. Patent and Trademark Office or any other jurisdiction are currently in compliance with formal governmental legal requirements (including, without limitation, the timely post-registration filing of affidavits of use and incontestability and renewal applications), and are, to Target's knowledge, valid and enforceable in the jurisdictions in which they are registered.

         In each case where such a Mark is held by Target by assignment, the assignment has been duly recorded with the U.S. Patent and Trademark Office and all other jurisdictions of registration. No such Mark has been or is now involved in any opposition, invalidation or cancellation proceeding and, to Target's knowledge, no such action is threatened against Target with respect to any of such Marks. All Target Products and materials containing a Mark bear the proper notice where required by law.

         (d) Copyrights. Target does not have any Copyrights registered with the
U. S. Copyright Office.

         (e) Trade Secrets. Target has taken all reasonable security measures (including, without limitation, entering into appropriate confidentiality and nondisclosure agreements with all officers, directors, employees and consultants of Target and any other Persons with access to the Trade Secrets constituting Target Intellectual Property Assets) to protect the secrecy, confidentiality and value of the Trade Secrets constituting Target Intellectual Property Assets. To the knowledge of Target, there has not been any breach by any party to any such confidentiality or non-disclosure agreement.

         The Trade Secrets constituting Target Intellectual Property Assets have not been disclosed by Target to any Person other than employees or contractors of Target who had a need to know and use such Trade Secrets in the course of their employment or contract performance, or under confidentiality and non-disclosure agreements. To the knowledge of Target, Target has the right to use, free and clear of claims of third parties, all Trade Secrets constituting Target Intellectual Property Assets. To the knowledge of Target, no third party has asserted that the use by Target of any Trade Secret constituting Target Intellectual Property Assets violates the rights of such third party.

         (f) Exclusivity of Rights. Except as set forth in Schedule 3.09(f), (i) Target has the exclusive right to use, license, distribute, transfer and bring infringement actions with respect to the Target Intellectual Property Assets owned or exclusively licensed by Target, and (ii) Target (a) has not licensed or granted to anyone rights of any nature to use any of the Target Intellectual Property Assets and (b) is not obligated to and does not pay royalties or other fees to anyone for Target's ownership, use, license or transfer of any of the Target Intellectual Property Assets.

         (g) Licenses Received. All material licenses or other material agreements under which Target is granted rights by others in Target Intellectual Property Assets are listed in Schedule 3.09(g). For the purpose of the foregoing sentence, licenses and agreements for commercial off-the-shelf computer software having a cost of less than $1,000 per seat or license shall not be deemed material. Except as set forth in Schedule 3.09(g)(1):

                  (i) all licenses or other agreements under which Target is granted rights by others in Target Intellectual Property Assets are in full force and effect,

                  (ii) to the knowledge of Target, there is no material default under any such license or other agreement by any party thereto, and

                  (iii) all of the rights of Target under such licenses and other agreements are assignable without the consent of the licensor except, with respect to this clause (iii), as would not reasonably be expected to have a Material Adverse Effect on Target. True and complete copies of all material licenses or other agreements, and any amendments thereto, have been provided to Parent, and to the knowledge of Target, the licensors under the licenses and other agreements under which Target is granted rights have all requisite power and authority to grant the rights purported to be conferred thereby.

         (h) Licenses Granted. All licenses or other agreements under which Target has granted rights to others in Target Intellectual Property Assets are listed in Schedule 3.09(h). Except as set forth thereon, all such licenses or other agreements are in full force and effect and, to the knowledge of Target, there is no material default thereunder by any party thereto. True and complete copies of all such licenses or other agreements, and any amendments thereto, have been provided to Parent.

         (i) Sufficiency. The Target Intellectual Property Assets constitute all of the Intellectual Property Assets used in designing, creating and developing the Target Services and are all of the Intellectual Property Assets necessary for the operation of Target's business as currently conducted.

         (j) Infringement. Except as set forth in Schedule 3.09(j), none of the Target Services developed or under development, manufactured or sold by Target, nor any process or know-how used by Target in connection therewith, infringes, conflicts with or misappropriates any Copyright or Trade Secret of any Person, or to Target's knowledge, infringes any Patent, Mark, or other proprietary right of any Person in any material respect.

         (k) Target Nondisclosure, Noncompete, Nonsolicitation and Consulting Contracts. Except as set forth in Schedule 3.09(k), to the knowledge of Target, each of the Target Nondisclosure Contracts and noncompete, nonsolicitation and consulting contracts entered into by Target is a valid and binding obligation of the other party thereto enforceable in accordance with its terms, and, to Target's knowledge, no such third party is in material breach of any such Target Nondisclosure Contracts or noncompete, nonsolicitation and consulting contracts. A complete list of all Target Nondisclosure Contracts and noncompete, nonsolicitation and consulting contracts (excluding and employees currently placed as temporary employees with other on-site employers) and a copy of the currently used form for the employee noncompete contracts is provided in
Schedule 3.09(k).

         3.10. Agreements, Contracts, and Commitments. Schedules 3.10(a) through 3.10(j) list (i) all contracts that are material to the business or financial condition of Target; and (ii) all amendments to Target Material Contracts (defined below).

         The contracts listed in this Section 3.10 of the Target Disclosure Schedule are referred to collectively as the "Target Material Contracts". All Target Material Contracts listed in this Section 3.10, have either expired or remain in full force and effect, in each case in accordance with their terms as stated in such documents. Each Target Material Contract referred to in this
Section 3.10 has been entered into in the ordinary course of business and has been entered into with Persons dealing at arm's length with the Target. As part of Target Material Contracts:

         (a) Equipment Lease Agreements. Target has no equipment or capital lease agreements currently in effect other than as listed in Schedule 3.10(a).

         (b) Purchase Contracts. Target has no supplies and inventory purchase agreements outstanding.

         (c) Sale Contracts. Target has no outstanding client contracts, subvendor contracts, and employee leasing contracts made by the Target that are still in effect other than as listed in Schedule 3.10(c). All outstanding sales contracts and quotes of the Target, regardless of their value, were incurred in the ordinary course of business by the Target and on commercially reasonable terms.

         (d) Advertising and Promotion Contracts. Target has no advertising, promotional, public relations and fulfillment firm agreements, or display house, exhibit and show agreements other than as listed in Schedule 3.10(d) which describes the term of each agreement and a summary of payments due.

         (e) Guarantee and Indemnity Agreements. Target has no guarantee and indemnity agreements other than as listed in Schedule 3.10(e) which describes the terms of each such agreement.

         (f) Computer Hardware and Software Leases. Target has no computer hardware and software agreements other than as listed in Schedule 3.10(f) which describes the terms of each such agreement.

         (g) Transportation Agreements. Target has no transportation leases and contracts other than as listed in Schedule 3.10(g) which describes the terms of each such agreement.

         (h) Loan Agreements. Target has no loan, mortgage or pledge agreements other than as listed in Schedule 3.10(h) which describes the terms of each such agreement.

         (i) No Other Contracts. Except as set forth on Schedule 3.10(i), Target has no other material contracts, agreements or instruments to which Target is a party and by which it or any of Target's Assets are bound which might have a Material Adverse Effect and do not fall in any other category listed in this
Section 3.10.

         (j) Breach of Contracts. Except as provided in Schedule 3.10(j), Target has not breached, or received in writing any claim or threat that it has breached, any of the material terms and conditions of any Target Material Contracts in such a manner as would permit any other party to cancel or terminate the same or would permit any other party to seek material damages from Target under any Target Material Contract. Target is not aware of the existence of a material breach of a Target Material Contract by any other party thereto. Except in the ordinary course of Target's business, Target is not engaged, and has not agreed to engage, in any discussions related to the material amendment of any Target Material Contract.

        3.11. Litigation. Except as set forth on Schedule 3.11, there are no claims, actions, suits, investigations or proceedings pending of which it has notice or, to the knowledge of Target, threatened against or affecting Target or any of its assets or properties, at law or in equity, before or by any Federal, state, municipal or other governmental agency or authority, foreign or domestic, or before any arbitration board or panel, wherever located, except for threatened claims that are not currently filed with any such court or agency and that would not have a Material Adverse Effect on Target.

         3.12. Environmental Matters.

         (a) Hazardous Substances. To the knowledge of Target, no Hazardous Substances have ever been buried, spilled, leaked, discharged, emitted, generated, stored, used or released, and no Hazardous Substances are now present, in, on, or under any premises or other property that Target has at any time owned, operated, occupied or leased, except for immaterial quantities stored or used by Target in the ordinary course of its business and in accordance with all applicable Environmental Laws.

         "Hazardous Substance" means any pollutant, contaminant, flammable or explosive material, hazardous substance or waste, solid waste, petroleum or any fraction thereof, petroleum products, radioactive materials, asbestos, radon, lead, or any other chemical, substance or material listed or identified in or regulated by any Environmental Law;

         "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss.ss. 1251 to 1387, the Clean Air Act, 42 U.S.C. ss. 7401 et seq., and any other federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health, natural resources and/or the environment.

         (b) Environmental Compliance. Except as set forth in Schedule 3.12(b):

                 (i) to the knowledge of Target, Target has obtained all applicable permits, licenses and other authorizations required under federal, state and local laws relating to pollution or protection of the environment, and federal, state and local statutes, laws, ordinances, codes, rules, regulations, orders and decrees relating to or imposing liability or standards on conduct concerning any emissions, discharges, releases or threatened releases of pollutants, contaminants, hazardous or toxic materials, hazardous substances or wastes into ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes;

                 (ii) to the knowledge of Target, Target is now and at all times has been in material compliance with all terms and conditions of those required permits, licenses and authorizations and is also in material compliance with all other conditions, standards, requirements and obligations contained in all applicable Environmental Laws;

                 (iii) Target is not aware of, nor to the knowledge of Target, has Target received notice of, any event, condition, circumstance, activity, practice, incident, action or plan that may materially interfere with or prevent Target's continued compliance with or that may give rise to any liability of Target under any Environmental Law, or any release or threatened release of any Hazardous Substance, pollutant or contaminant from or onto any property owned, operated or leased by Target.

         (c) Hazardous Waste Activities. To the knowledge of Target, no property that Target has ever owned, operated, occupied or leased has ever been used in connection with the business of manufacturing, storing or transporting Hazardous Wastes, and no RCRA Hazardous Wastes (defined below) have been treated, stored or disposed of there, except for immaterial quantities stored or used by Target in the ordinary course of its business.

         "RCRA Hazardous Wastes" means a hazardous waste as that term is defined in and pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq.

         (d) UST's and AST's. To the knowledge of Target, there are not now and never have been any underground or aboveground storage tanks or other containment facilities of any kind on any premises or other property that Target has ever owned, occupied, operated or leased which contain or ever did contain any Hazardous Substances.

         (e) Listing. To the knowledge of Target, no premises that Target has ever owned, operated, occupied or leased has ever been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

         (f) Environmental Reports. Target has made available to Parent for inspection true and complete copies of all environmental site assessments, reports, authorizations, permits, licenses, disclosures and other documents in its possession, custody or control describing or relating in any way to Target, or any property that Target has ever owned, operated, occupied or leased, which suggest that any Hazardous Substances may be present in, on, or under any such property in material quantities or that Target may have breached any Environmental Law.

         (g) Environmental Claims, etc. To the knowledge of Target, there are not and there never have been any requests, notices, investigations, claims, demands, regulatory orders, notices of violation, notices of penalties, administrative proceedings, hearings, litigation or other legal proceedings relating in any way to Target, or any property that Target has ever owned, operated, occupied or leased, alleging liability under, violation of or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the knowledge of Target, no such matter is threatened or impending, nor does there exist any substantial basis therefor.

         (h) Compliance with Environmental Laws. Target operates, and at all times has operated, its business in accordance with all applicable Environmental Laws, and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful operation of the business of Target are in Target's possession and are in full force and effect. To Target's knowledge, there is no threat that any such permit, license or other authorization will be withdrawn, terminated, limited or materially changed.

         3.13. Regulatory Compliance.

         (a) As set forth on Schedule 3.13 Target has provided Parent with copies of any and all notices of inspectional observations, establishment inspection reports and any other documents received from governmental entities, that indicate or suggest lack of material compliance with the regulatory requirements of such governmental entities. Target has made available to Parent for review all correspondence to or from all governmental entities, minutes of meetings, written reports of phone conversations, visits or other contact with governmental entities, notices of inspectional observations, establishment inspection reports, and all other documents concerning communications to or from governmental entities, or prepared by or which bear in any way on Target's material compliance with regulatory requirements of governmental entities.

         3.14. Employee Benefit Plans.

         (a) There are no  "employee  pension  benefit  plans,"  as  defined  in
Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or "multiemployer plans" as defined in Section 3(37) of ERISA, maintained or contributed to by Target or any trade or business (whether or not incorporated) (an "ERISA Affiliate") which is aggregated with Target pursuant to
Section 414 of the Code for the benefit of its current or former employees.

         Target has set forth on Schedule 3.14 all "employee benefit plans", as defined in Section 3(3) of ERISA, and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, welfare, severance, fringe benefit (including, but not limited to, benefits relating to Company automobiles, clubs, vacation, child care, parenting, sabbatical, sick leave, medical, dental, hospitalization, life insurance and other types of insurance), and other similar employee benefit plans, arrangements, and employment and consulting agreements, whether or not such plans, arrangements, or agreements are "employee benefit plans", written or otherwise, for the benefit of or relating to, any current or former employee of Target or any ERISA Affiliate (together the "Target Employee Plans").

         (b) With respect to each Target Employee Plan, Target has made available to Parent a true and correct copy of:

                  (i) the annual report (Form 5500) for the most recent plan year that has been filed with the IRS or U. S. Department of Labor, if applicable,

                 (ii) the current plan document and summary plan description, and all amendments thereto, for each such Target Employee Plan,

                  (iii) each trust agreement and group annuity contract, if any, relating to such Target Employee Plan,

                 (iv) the most recent actuarial report or valuation relating to an Target Employee Plan subject to Title IV of ERISA, and

                 (v) the most recent IRS determination letter, where applicable.

         (c) Except as set forth in Schedule 3.14(c), with respect to the Target Employee Plans, individually and in the aggregate, Target and its ERISA Affiliates are in full compliance with the applicable provisions of ERISA, the regulations and published authorities thereunder, and all other laws applicable with respect to all such Target Employee Plans, and no event has occurred, and to the knowledge of Target, there exists no condition or set of circumstances in connection with which Target could be subject to any liability that is reasonably likely to have a Material Adverse Effect on Target, under ERISA, the Code, or any other applicable law.

         Target has classified all individuals who perform services for Target correctly under each Target Employee Plan, ERISA and the Code as common law employees, independent contractors or leased employees. Except as set forth in
Schedule 3.14(c) to the extent required under Section 4980B of the Code, neither Target nor any ERISA Affiliate provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees.

         (d) With respect to the Target Employee Plans, individually and in the aggregate, there are no benefit obligations required to be funded for which contributions have not been made or properly accrued, and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles on the financial statements of Target.

         Except as disclosed on Schedule 3.14(d) and except as provided for in this Agreement, neither Target nor any ERISA Affiliate is a party to any oral or written:

                 (i) union or collective bargaining agreement,

                 (ii) agreement with any officer or other key employee of Target, the benefits of which are contingent, or the terms of which are materially altered upon the occurrence of a transaction involving Target of the nature contemplated by this Agreement,

                 (iii) agreement with any officer of Target providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof or for the payment of compensation in excess of $100,000 per annum, or

                 (iv) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan, or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

         3.15. Compliance with Laws. Target has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, or local statute, law, or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not have a Material Adverse Effect on Target.

         3.16. Interested Party Transactions. Except as disclosed in the Target SEC Reports, since the date of Target's last proxy statement to its stockholders, no event has occurred that would be required to be reported by Target as a Certain Relationship or Related Transaction pursuant to Item 404 of Regulation S-K promulgated by the SEC.

         3.17. No Existing Discussions. As of the date of this Agreement, Target is not engaged, directly or indirectly, in any substantive discussions or negotiations with any other party with respect to a Target Acquisition Proposal.

         3.18. No Secured Debt. Except as disclosed on Schedule 3.18, there is not now any secured debt (including capitalized leases) of Target. The existence of any outstanding secured debt (including capitalized leases) of Target does not violate the terms of any material note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment to which Target is a party or by which Target or any of its assets or properties is bound or encumbered.

         3.19. Opinion of Financial Advisor. Houlihan Valuation Advisors of Salt Lake City, Utah, has delivered to the Board of Directors of Target an opinion dated as of the date of this Agreement concluding that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and are fair from a financial point of view to the holders of the Target's Common Stock.

         3.20. Insurance. Each policy of insurance maintained by or for the benefit of Target (collectively, the "Target Policies") is listed in Schedule
3.20. Except as noted in Schedule 3.20:

                  (i) Target is the sole beneficiary of each of the Target Policies;

                  (ii) each of the Target Policies is in full force and effect, and Target has received no notice of intent to cancel any of the Target Policies and is not otherwise aware of the intent of any carrier to cancel any of the Target Policies or of any basis for any such cancellation;

                  (iii) the carrier or carriers under each of the Target Policies are reputable, and Target has no information leading it to believe that any such carrier is experiencing or is likely to experience liquidity problems; and

                  (iv) the Target Policies, in the aggregate are sufficient in kind and coverage limits to provide risk protection comparable to that provided to prudent companies engaged in activities similar to those engaged in by Target under similar policies customarily maintained by such companies.

         .21. Employment Matters. Except as set forth in Schedule 3.21, Target has complied with, is not in violation of, and has not received any notices of violation with respect to all applicable laws, rules and regulations relating to employment, including the Immigration Reform and Control Act, as amended, those related to wages, hours (including payment of overtime required by state or federal law), equal employment opportunity and the payment of state and federal payroll taxes, including Social Security taxes where such violation would have a Material Adverse Effect. There are no claims, actions, suits, investigations or proceedings pending of which it has notice or, to the knowledge of Target, threatened against or affecting Target alleging any violation of any of the foregoing laws, rules or regulations that would have a Material Adverse Effect, which if determined adversely to Target would, individually or in the aggregate, have a Material Adverse Effect on Target.

         3.22 Accounts Receivable. Schedule 3.22 lists all outstanding accounts receivable as of August 24, 2003. Except as noted in Schedule 3.22:

          (i)  the  allowance  for  doubtful   accounts  is  adequate  to  cover
anticipated bad debt;

         (ii) there have been no material changes in the credit extension and collection policies of Target; and

         (iii) Target has no knowledge of changes in credit worthiness of customers that would materially affect the collection of the accounts receivable and that are not adequately covered by the allowance for doubtful accounts.

         3.23 Restricted Cash. Schedule 3.23 lists all restricted cash, details the restrictions placed upon restricted cash, and describes actions needed to remove restrictions from restricted cash.

         3.24 Employee Payments. Other than the normal monthly and quarterly bonuses and incentives for non-executive employees and except as set forth on
Schedule 3.24 there are no employee bonuses, incentive compensation, stock options, deferred compensation, severance, change in control payments, or any other payments due and not properly accrued.

         3.25 Workers' Compensation Reserve. The Target Balance Sheet includes a Workers' Compensation Reserve to cover future payments on existing injuries and Incurred But Not Reported ("IBNR") injuries pursuant to the Target workers' compensation program. Except as noted in Schedule 3.25:

         (i) the Workers' Compensation Reserve is adequate to cover anticipated future payments on existing injuries and IBNR injuries;

         (ii) there have been no material changes in the reserving policy of Target or Target's Third Party Administrator and in the mix of business of Target as allocated between clerical staffing, light industrial staffing, and industrial staffing; and

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

         Parent and Sub jointly and severally represent and warrant to Target that the statements contained in this Article IV are true and correct as of the date hereof, except as set forth in the Disclosure Schedule delivered by Parent to Target on or before the date of this Agreement (the "Parent Disclosure Schedule"). The Parent Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and the disclosure in any paragraph, including appropriate cross references, shall qualify only the corresponding paragraph in this Article IV.

         4.01 Organization of Parent and Sub. Each of Parent and Sub is a corporation duly organized, validly existing, and in good standing respectively under the Oregon Law, has all requisite corporate power to own, lease, and operate its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Parent.

         4.02. Authority, No Conflict, Required Filings and Consents.

         (a) Each of Parent and Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and Sub, and the consummation of the transactions by Parent and Sub contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and constitutes the valid and binding obligation of Parent and Sub, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

         (b) The execution and delivery of this Agreement by Parent and Sub does not, and the consummation of the transactions contemplated by this Agreement by Parent and Sub will not, (i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Parent or Sub,
(ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to right of termination, cancellation, or acceleration of any obligation or loss of any benefit) under any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, or lease or any material contract, or other material agreement, instrument, or obligation to which Parent or Sub is a party or by which Parent or Sub or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to Parent or Sub or any of their properties or assets, except in the case of each of (ii) and (iii) for any breach, violation or conflict which would not have a Material Adverse Effect on Parent.

         (c) No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity, is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Utah Department of Commerce, Division of Corporations and Commercial Code, (ii) the filing of any documents, instruments and certificates required by applicable law with the Secretary of State of the State of Oregon, and (iii) the filing with, and (if necessary) approval by, the SEC of the Proxy Statement with the SEC in accordance with the Exchange Act.

         4.03. Ownership and Interim Operations of Sub. All outstanding capital stock of Sub is owned by Parent. Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities, and has conducted its operations only as contemplated by this Agreement.

         4.04. Disclosure Documents. No information supplied or to be supplied by Parent or Sub for inclusion or incorporation by reference in the Proxy Statement will, at the respective times any such documents or any amendments or supplements thereto are filed with the SEC, are first published, sent or given to stockholders or, in the case of the Proxy Statement, at the time of the Target Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. This Agreement and all other documents executed in connection with this Agreement will comply as to form in all material respects with the requirements of all applicable laws, including the Securities Act and Exchange Act and the rules and regulations thereunder. Notwithstanding the preceding, no representation or warranty is made by Parent or Sub with respect to statements made or incorporated by reference in any such documents based on information supplied by the Company for inclusion or incorporation by reference therein.

         4.05. Financing. Parent has obtained a commitment from funding sources to provide funding for this transaction or has sufficient funds to complete the Merger, and at the Effective Time, Parent and Sub will have available all the funds necessary to purchase all the Target Common Stock pursuant to the Merger.



                                   ARTICLE V

                              Intentionally Deleted

                                   ARTICLE VI

                              Intentionally Deleted

                                  ARTICLE VII
                              Intentionally Deleted

                                  ARTICLE VIII
                               CONDUCT OF BUSINESS

         8.01 Covenants of Target. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time (the "Pre-Closing Period"), Target agrees (except to the extent that Parent shall otherwise consent in writing), to carry on its business in the usual, regular, and ordinary course in substantially the same manner as previously conducted, to pay its debts and taxes when due subject to good faith disputes over such debts or taxes, to pay or perform other obligations when due, and, to the extent consistent with such business, to use all reasonable efforts consistent with past practices and policies to preserve intact its present business organization, to keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it.

Target shall promptly notify Parent of any material event or occurrence not in the ordinary course of business of Target. Except as set forth in Schedule 8.01, Target shall not, during the Pre-Closing Period, without the prior written consent of Parent (which consent may not be unreasonably withheld or delayed):

         (i) Accelerate, amend, or change the period of exercisability of options or restricted stock granted under any employee stock plan of such party or otherwise or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements or other agreements in effect as of the date of this Agreement;

         (ii) Declare or pay any dividends on or make any other distributions (whether in cash, stock, or property) in respect of any of its capital stock or split, combine, or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of capital stock of such party, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

         (iii) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association, or other business organization or division, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of such party;

         (iv) Sell, lease, license, or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Target;

         (v) (A) Increase or agree to increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees other than officers of Target in accordance with past practices, (B) increase or agree to increase the compensation payable or to become payable to officers of Target or grant any additional severance or termination pay to, or enter into any employment or severance agreements with such officers, (C) grant any severance or termination pay to, or enter into any employment or severance agreement with, any employee, except in accordance with past practices, (D) enter into any collective bargaining agreement, (E) establish, adopt, enter into, or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance, or other plan, trust, fund, policy, or arrangement for the benefit of any directors, officers, or employees, or (F) establish any new executive employee position;

         (vi) Revalue any of its assets, including writing down the value of equipment or writing off notes or accounts receivable, other than revaluations in accordance with generally accepted accounting principles or in the ordinary course of business;

         (vii) Amend or propose to amend its charter documents or Bylaws, except as contemplated by this Agreement;

         (viii) Make any capital expenditure or commitment for which it is not contractually bound at the date hereof except (i) expenditures and commitments incurred in the ordinary course of the existing business of such party, and (ii) other capital expenditures and commitments not to exceed $175,000 in the aggregate;

         (ix) Take, or agree in writing or otherwise to take, any action which is reasonably likely to make any of Target's representations or warranties contained in this Agreement untrue or incorrect in any material respect on the date made (to the extent so limited) or as of the Effective Time;

         (x) Transfer or license to any person or entity or otherwise extend, amend, or modify any rights to the Target Intellectual Property Rights, other than in the ordinary course of business consistent with past practices or pursuant to obligations entered into prior to the date hereof;

         (xi) Issue, deliver, or sell or authorize or propose the issuance, delivery, or sale of, or purchase or propose the purchase of, any shares of its capital stock or any Target Stock Rights, other than the grant of options to employees in a manner consistent with past practices and pursuant to currently existing stock option plans, the issuance of shares upon the exercise of options outstanding as of the date hereof, or pursuant to obligations entered into prior to the date hereof and disclosed on the Target Disclosure Schedule; or

         (xii) Incur, except pursuant to existing credit agreements, any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such Target's subsidiaries or guarantee any debt securities of others, or voluntarily prepay any outstanding indebtedness.

         8.02 Cooperation. Subject to compliance with applicable law, from the date hereof until the Effective Time, Target shall confer on a regular and frequent basis with one or more representatives of Parent to report operational matters of materiality and the general status of ongoing operations and shall promptly provide the other party and its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger, and the transactions contemplated hereby and thereby.



                                   ARTICLE IX

                       ADDITIONAL AGREEMENTS AND COVENANTS

         9.01 No Solicitation by Target.

         (a) Target shall not directly or indirectly, and shall not authorize or permit any of its representatives directly or indirectly to:

                  (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Target Acquisition Proposal or take any action that could reasonably be expected to lead to a Target Acquisition Proposal,

                 (ii) furnish any information regarding Target to any Person in connection with or in response to a Target Acquisition Proposal or an inquiry or indication of interest that could lead to a Target Acquisition Proposal,

                 (iii) engage in discussions or negotiations with any Person with respect to any Target Acquisition Proposal,

                 (iv) approve, endorse or recommend any Target Acquisition Proposal or

                 (v) enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Target Acquisition Transaction;

provided, however, that this Section 9.01(a) shall not prohibit:

                 (A) Target, or Target's Board of Directors, in response to any Target Acquisition Proposal, from requesting clarifications from any third party which makes a Target Acquisition Proposal, if such action is taken solely for the purpose of obtaining information reasonably necessary for the Target to ascertain whether such Target Acquisition Proposal is a Target Superior Offer;

                 (B) Target, or the Board of Directors of Target from furnishing nonpublic information regarding Target to, or entering into discussions or negotiations with, any Person in response to a Target Superior Offer that is submitted to Target by such Person (and not withdrawn) if:

                          (1) neither Target nor any of its representatives shall have violated any of the restrictions set forth in
                 Section 9.01 (b),

                          (2) the Board of  Directors of Target  determines,  in
                 good faith, based on the advice of its outside legal counsel, that failing to take such action would reasonably be expected to result in a breach of the fiduciary duties of the Board of Directors of Target to comply with its fiduciary obligations to Target's stockholders under applicable law,

                          (3) prior to furnishing any such nonpublic information
                 to, or entering into discussions or negotiations with, such Person, Target gives Parent written notice of the identity of such Person and of Target's intention to furnish nonpublic information to, or enter into discussions or negotiations with, such Person, and Target receives from such Person an executed confidentiality and standstill agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person or any of such Person's representatives and containing customary restrictions on the purchase of Target stock by or on behalf of Target on terms no less favorable to Target than the Nondisclosure Agreement, and

                          (4) prior to furnishing any such nonpublic information
                 to such Person, Target furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by Target to Parent); or

                 (C) Target from complying with Rule 14D-9 and Rule 14e-2 promulgated under the Exchange Act with regard to a Target Acquisition Proposal or from making any required disclosure to the Target's shareholders if, in the reasonable good faith judgment of the Target's Board of Directors, after consultation with outside counsel, failure so to disclose would be inconsistent with its disclosure obligations under applicable law..

         Without limiting the generality of the foregoing, Target acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any of its representatives, whether or not such representatives is purporting to act on behalf of Target, shall be deemed to constitute a breach of this Section 9.01 by Target.

         (b) Target shall promptly (and in no event later than 24 hours after receipt of any Target Acquisition Proposal, any inquiry or indication of interest that could lead to a Target Acquisition Proposal or any request for nonpublic information) advise Parent orally and in writing of any Target Acquisition Proposal, any inquiry or indication of interest that could lead to a Target Acquisition Proposal or any request for nonpublic information relating to Target (including the identity of the Person making or submitting such Target Acquisition Proposal, inquiry, indication of interest or request, and the terms thereof) that is made or submitted by any Person during the Pre-Closing Period. Target shall keep Parent fully informed on a prompt basis with respect to the status of any such Target Acquisition Proposal, inquiry, indication of interest or request and any modification or proposed modification thereto.

         Target shall immediately cease and cause to be terminated any discussions or negotiations existing prior to the date hereof with any Person (other than Parent) that relate to any Target Acquisition Proposal, except as may be provided for in Section 9.01(a). Target agrees not to release any Person (other than Parent) from or waive any provision of any confidentiality, "standstill" or similar agreement to which it is a party and will use its best efforts to enforce each such agreement at the request of Parent.

         9.02 Proxy Statement.

         (a) As promptly as practical after the execution of this Agreement, Target shall prepare and file with the SEC a proxy statement/prospectus to be sent to the stockholders of Target in connection with the Target Stockholders' Meeting (the "Proxy Statement"). Target shall make reasonable efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Target will cause the Proxy Statement to be mailed to the Target's stockholders as promptly as practicable. Target shall make all other necessary filings with respect to the Merger under the Securities Act and the Exchange Act and the rules and regulations thereunder and Target shall use reasonable efforts to cause its respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 2003 and any other the Securities Act or Exchange Act required filings to be filed within the time required by law.

         (b) Target shall take such action as may be necessary to ensure that the information supplied by Target for inclusion in the Proxy Statement shall not, 1) on the date the Proxy Statement is first mailed to stockholders of Target, 2) at the time of the Target Stockholders' Meeting and 3) at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Target Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Target or any of its Affiliates, officers, or directors should be discovered by Target which should be set forth in a supplement to the Proxy Statement, Target shall promptly so inform Parent.

         9.03. Access to Information. Upon reasonable notice and to the extent permitted under applicable law (including anti-trust laws and regulations) and the provisions of agreements to which Target is a party, Target shall afford to the officers, employees, accountants, counsel, and other representatives of Parent, access, during normal business hours during the Pre-Closing Period, to all its properties, books, contracts, commitments, and records and, during such period, Target shall furnish promptly to Parent:

          (a) a copy of each report, schedule, registration statement, and other document filed or received by it during such period pursuant to the requirements of federal securities laws and

         (b) all other information concerning its business, properties, and personnel as Parent may reasonably request. Unless otherwise required by law, the parties will hold any such information which is non-public in confidence in accordance with the Nondisclosure Agreement and all applicable laws.

         No information or knowledge obtained in any investigation pursuant to this Section 9.03 shall affect or be deemed to modify a representation or warranty construed in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

         9.04. Target Stockholders' Meetings.

         (a) Target shall take all action necessary under all applicable laws to call, give notice of and hold a meeting of the holders of Target Common Stock to vote on a proposal to adopt this Agreement (the "Target Stockholders' Meeting"). The Target Stockholders' Meeting shall be held no later than October 30, 2003. Target shall use its reasonable efforts to solicit from its stockholders proxies for the adoption of this Agreement consistent with the fiduciary duties of the Target's Board of Directors.

         (b) The Proxy Statement shall include a statement to the effect that the Board of Directors of Target recommends that Target's stockholders vote to adopt this Agreement at the Target Stockholders' Meeting (the recommendation of Target's Board of Directors that Target's stockholders vote to adopt this Agreement being referred to as the "Target Board Recommendation").

         9.05. Legal Conditions to Merger.

         Each of Parent and Target will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger (which actions shall include filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon either of them in connection with the Merger. Each of Parent and Target will take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order, or approval of, or any exemption by, any Governmental Entity or other public third party, required to be obtained or made by Parent or Target in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

         9.06.  Payment of Taxes.  Target shall pay prior to the Effective Time:
(i) all Taxes required to be paid prior to that day, and (ii) shall withhold with respect to its employees all federal and state income taxes, FICA, FUTA, and other Taxes required to be withheld.

         9.07. Affiliates. Within two weeks of the date of this Agreement, Target will provide Parent with a list of those persons who are, in Target's reasonable judgment, "affiliates" of Target within the meaning of Rule 145 (each such person who is an "affiliate" of Target within the meaning of Rule 145 is referred to as an "Affiliate") promulgated under the Securities Act ("Rule 145"). Target shall provide Parent such information and documents as Parent shall reasonably request for purposes of reviewing such list and shall notify Parent in writing regarding any change in the identity of its Affiliates prior to the Closing Date.

         9.08. Public Disclosure. Prior to the Closing, except where disclosure is otherwise required by applicable law, each party will use reasonable diligence to cause its employees, agents, accountants, legal counsel and other representatives to hold in strict confidence the fact of and terms and conditions of this Agreement and all matters relating thereto, and any information pertaining to the Target or Parent which is not otherwise publicly known and to not disclose the same to any person except only for such disclosure as is reasonably necessary to fulfill this transaction.

The parties hereto shall mutually work together to finalize the public announcement to be made simultaneously to key customers and the public in general regarding this proposed transaction.

         9.09. Consents. Target shall use all reasonable efforts to obtain all necessary consents, waivers, and approvals under any of Target's material agreements, contracts, licenses, or leases in connection with the Merger.

         9.10. Brokers or Finders. Each of Parent and Target represents, as to itself and its Affiliates, that no agent, broker, investment banker, financial advisor, or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except W. Capital Partners, whose fees and expenses will be paid by Target in accordance with Target's agreement with such firm (a copy of which has been delivered by Target to Parent or is attached hereto).

         9.11. Employee Benefits; Employee Issues.

         (a) Parent agrees that all employees of Target who continue employment with Parent or the Continuing Corporation after the Effective Time ("Continuing Employees") shall be eligible to continue to participate in the Continuing Corporation's non-equity based Target Employee Plans. For all purposes under any replacement Target Employee Plans providing benefits to any Continuing Employee as of the Effective Time, each such Continuing Employee shall be credited with his or her years of service with Target and its subsidiaries before the Effective Time, to the same extent as such employee was entitled, before the Effective Time, to credit for such service under any similar Target Employee Plans for purposes of eligibility to participate, vesting and accruals (including vacation and sick leave accruals). In addition, (i) each employee shall be immediately eligible to participate, without any waiting time, in any and all replacement new Target Employee Plans to the extent coverage under such plan replaces coverage under a comparable Target Employee Plan in which such employee participated immediately before the Effective Time and (ii) for purposes of each Target Employee Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, Continuing Corporation shall cause all pre-existing condition exclusions of such plan to be waived for such employee and his or her covered dependents (other than limitations or waiting periods that are already in effect with respect to such employees and dependents and that have not been satisfied as of the Effective Time), and Parent shall cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Target Employee Plan ending on the date such employee's participation in the corresponding plan begins, to be taken into account under such new plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such new Target Employee Plan.

         (b) Notwithstanding the preceding, nothing in this Section 9.12 or elsewhere in this Agreement shall limit the right of Parent or the Continuing Corporation to amend or terminate any such Target Employee Plans at any time.

         (c) Parent will not, in connection with this Agreement or as an inducement to employment with the Continuing Corporation, offer compensation to the officers or directors of the Target that is more beneficial to the officers and directors of Target than their current Target compensation.

         (d) Nothing in this Section 9.11 or elsewhere in this Agreement, however, shall be construed to create a right in any employee to employment with Parent, the Continuing Corporation or any other subsidiary of Parent and, subject to any binding written agreement between an employee and Parent or the Continuing Corporation, the employment of each Continuing Employee shall be "at will" employment.

         9.12. Exempt Disposition; No Affiliate. Prior to the Effective Time, the Board of Directors of Target shall approve the disposition of Target Common Stock in connection with the Merger by those directors and officers of Target subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such disposition to be an exempt disposition pursuant to SEC Rule 16b-3. Prior to the Effective Date, neither Parent nor Sub is or will become an "affiliate" of Target, as such term is defined under Rule 13e-3 of the Exchange Act (17 CFR sec. 240.13e-3).

         9.13. Notification of Certain Matters. Target will give prompt notice to Parent upon discovery thereof, and Parent will give prompt notice to Target upon discovery thereof, of (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause the failure of any of the conditions set forth in Article X, and (b) any material failure of Target or Parent, or any director, officer, employee, agent or representative thereof, to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder.

         9.14. Additional Agreements; Reasonable Efforts. Subject to the terms and conditions of this Agreement and further subject to the fiduciary duties of the Target's Board of Directors, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including cooperating fully with the other party. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Continuing Corporation with full title to all properties, assets, rights, approvals, immunities, and franchises of the Affiliated corporations, the proper officers and directors of each party to this Agreement shall take all such necessary action.

         9.15. Continuing Indemnification.

         (a) Parent shall guaranty the obligations of Target to indemnify its present and former directors and officers, to the extent of, and in accordance with, the Articles of Incorporation and Bylaws of Target as in effect on the date of this Agreement and Utah Law. Subject to Utah Law, Target's Bylaws relating to indemnification shall not be amended in a manner which adversely affects the rights of any party entitled to indemnification thereunder. With respect to any claim relating to an occurrence prior to the Effective Time, such guarantee shall be subordinate in all respects to the rights of Target and/or such indemnified person under any policy of insurance maintained by Target.

         (b) Target shall maintain directors and officers insurance with policy limits of no less than $10 million on customary terms and conditions to the Effective Time. At the Effective Time, Parent shall take all necessary steps to terminate such policy and substitute, without any lapse of coverage, a "tail" policy for a minimum of three years on commercially reasonable terms providing coverage for acts or omissions of Target's directors and officers occurring prior to the Effective Time.

         (c) The provisions of this Section 9.15 shall survive the consummation of the Merger and expressly are intended to benefit each of the indemnified parties under the Articles of Incorporation and Bylaws of Target.
Notwithstanding any other provision of this Agreement to the contrary, the provisions of this Section 9.15 shall continue in full force and effect after the Effective Time (without modification or amendment, except as required by applicable law) in accordance with their terms, to the fullest extent permitted by law, and shall be enforceable by such indemnified parties against the Parent and the Continuing Corporation.



                                   ARTICLE X

                              CONDITIONS TO MERGER

         10.01. Conditions to Each Party's Obligation To Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

         (a) Stockholder Approval. This Agreement shall have been adopted by the requisite vote of the stockholders of Target as may be required by law, by the rules of the SmallCap Market, and by any applicable provisions of Target's Articles of Incorporation or Bylaws.

         (b) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall have been issued, nor shall any proceeding brought by a domestic administrative agency or commission or other domestic Governmental Entity seeking any of the foregoing be pending or threatened in writing; nor shall there be any action taken, or any statute, rule, regulation, or order enacted, entered, enforced, or deemed applicable to the Merger which makes the consummation of the Merger illegal.

         10.02. Additional Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Parent and Sub:

         (a) Representations and Warranties. The representations and warranties of Target set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement; provided, however, that for the purposes of this paragraph, such representations and warranties shall be deemed to be accurate unless the failure or failures of such representations and warranties to be accurate, either individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect on Target as of the Closing; it being understood that, for purposes of determining the accuracy of such representations and warranties, all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded; and Parent shall have received a certificate signed on behalf of Target by the chief executive officer and the chief financial officer of Target to such effect.

         (b) Performance of Obligations of Target. Target shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and Parent shall have received a certificate signed on behalf of Target by the chief executive officer and the chief financial officer of Target to such effect.

         (c) Material Adverse Effect. Since the date of this Agreement, there has not been a Material Adverse Effect on Target, which is continuing as of the Closing.

         (d) No Litigation. There shall not be pending any legal proceeding brought by a Governmental Entity and related to the transactions contemplated by this Agreement in which, in the reasonable judgment of Parent, there is a reasonable possibility of an outcome that would reasonably be expected to have a Material Adverse Effect on Target.

         (e) Employment Agreements. The key management of employees of Target shall have accepted employment with Target on terms substantially similar to their current terms of employment with the Company.

         (f) Debt Payoff. Target shall have paid a discounted amount to the Creditors to cancel the Debt as described in the Discounted Payoff Letter and Creditors shall have executed all releases attached to the Discounted Payoff Letter and delivered to Sub written evidence that Creditors have cancelled all debt pursuant to the terms of the Discounted Payoff Letter.

         (g) Noncompete/Nonsolicitation. Stockholder Dick Reinhold shall have entered a noncompete/nonsolicitation agreement with Sub in exchange for $10,000 restricting him for five years from competing with Target in its market states or soliciting Target employees to work with him.

         (h) Workers Compensation Tail Insurance. Target shall have purchased tail coverage on AIG paid loss retro policy (1993-1996).

         (i) Named Insured. Target shall have considered the feasibility of naming Parent and Sub as named insureds under Target's various applicable insurance policies.

         10.03. Additional Conditions to Obligations of Target. The obligation of Target to effect the Merger is subject to the satisfaction of each of the following conditions, any of which may be waived, in writing, exclusively by
Target:

         (a) Representations and Warranties. The representations and warranties of Parent and Sub set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement; provided, however, that for the purposes of this paragraph, such representations and warranties shall be deemed to be accurate unless the failure or failures of such representations and warranties to be accurate, either individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect on Parent or Sub as of the Closing; it being understood that, for purposes of determining the accuracy of such representations and warranties, all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded; and Target shall have received a certificate signed on behalf of Parent or Sub by the chief executive officer and the chief financial officer of Parent to such effect.

         (b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.



                                   ARTICLE XI

                            TERMINATION AND AMENDMENT

         11.01. Termination. This Agreement may be terminated at any time prior to the Closing Date, by written notice by the terminating party to the other party, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Target:

         (a) by mutual written consent of Parent and Target; or

         (b) by either Parent or Target if the Closing Date shall not have been occurred by November 1, 2003 (unless delayed by the Securities Exchange Commission review, in which case the date for Closing under this Section 11.01
(b) shall be extended one day for each day in excess of 10 days that the Securities Exchange Commission takes to review the Stock Transaction (but in no event later than December 1, 2003)) (the "Termination Date") (provided that the right to terminate this Agreement under this Section 11.01(b) shall not be available to a party to the extent that party's failure to fulfill any obligation under this Agreement has been the primary cause of or primarily resulted in the failure of the Merger to occur on or before such date); or

         (c) by either Parent or Target if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree, or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining, or otherwise prohibiting the Merger; or

         (d) by either Parent or Target if (i) the Target Stockholders' Meeting (including any adjournments or postponements thereof) shall have been held and completed and the Target's stockholders shall have taken a final vote on a proposal to adopt this Agreement, and (ii) this Agreement shall not have been adopted at such meeting by the Required Target Stockholder Vote (and shall not have been adopted at any adjournment or postponement thereof); provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 11.01(d) if the failure to obtain the Required Target Stockholder Vote is attributable to a failure on the part of such party to perform any material obligation required to be performed by such party at or prior to the Effective Time; or

         (e) by Parent (at any time prior to the adoption of this Agreement by the Required Target Stockholder Vote) if a Target Triggering Event shall have occurred; or

         (f) by Parent if:

                 (i) Inaccuracies. Any of Target's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 10.02(a) would not be satisfied; or

                 (ii) Material Adverse Effects. (A) Target Disclosure Schedule contains any qualifications to the representations and warranties, either individually or in the aggregate, that would be reasonably determined by Parent or Sub to have a Material Adverse Effect on Target as of the Closing; provided that Parent and Sub shall provide Target notice of such determination in a reasonably timely manner after making such determination and in a good faith attempt to allow Target to cure the Material Adverse Effect or (B) there occurs a Material Adverse Effect such that the condition set forth in Section 10.02(c) would not be satisfied; or

                 (iii) Covenants. Any of Target's covenants contained in this Agreement shall have been breached such that the condition set forth in
         Section 10.02(b) would not be satisfied;

         provided, however, that, in the case of (i), (ii) and (iii) above, if an inaccuracy in Target's representations and warranties, a Material Adverse Effect or a breach of a covenant by Target is reasonably capable of being cured by Target prior to the Termination Date and Target is continuing to exercise its reasonable efforts to cure such inaccuracy, Material Adverse Effect or breach, then Parent may not terminate this Agreement under this Section 10.01(h) if such inaccuracy, Material Adverse Effect or breach is cured prior to the later of: 1) November 1, 2003 or 2) the third calendar day from the date on which Target received a written notice of such breach from Parent; or

         (g) by Target if :

                 (i) Inaccuracies. Any of Parent's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 10.03(a) would not be satisfied,

                 (ii) Covenants. Any of Parent's covenants contained in this Agreement shall have been breached such that the condition set forth in
         Section 10.03(b) would not be satisfied;

         provided, however, that, in the case of (i) or (ii) above, if an inaccuracy in Parent's representations and warranties or a breach of a covenant by Parent is reasonably capable of being cured by Parent prior to the Termination Date and Parent is continuing to exercise its reasonable efforts to cure such inaccuracy or breach, then Target may not terminate this Agreement under this Section 11.01(g) on account of such uncured inaccuracy or breach until the later of: 1) the November 1, 2003 or 2) the third calendar day from the date on which Parent received a written notice of such breach from Target; or

                 (iii) if the shareholders of Sub shall have failed to approve the Merger on or before the Closing Date, or

                 (iv) if at any time prior to the Closing Date, the Board of Directors of Target reasonably determines in good faith (after consultation with outside counsel) that it is necessary to terminate this Agreement in order to comply with its fiduciary duties to the Target's shareholders under applicable law.

         11.02. Effect of Termination. In the event of termination of this Agreement as provided in Section 11.01, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Parent, Target, Sub or their respective officers, directors, stockholders, or Affiliates, except as set forth in Section 11.03; provided that (i) the provisions of Section 11.03 of this Agreement shall remain in full force and effect and survive any termination of this Agreement and (ii) the termination of this Agreement shall not relieve any party from any liability or damages for any willful breach of any provision contained in this Agreement.

         11.03. Fees and Expenses.

         (a) Each Party Pays its Own Fees. Except as set forth in this Section 11.03, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

         (b) Breakup Fee. Target shall pay to Parent, in cash at the time specified below, a nonrefundable fee in the amount of $1,110,000 (the "Breakup Fee") if this Agreement is terminated under either Subsection (A) or (B) below:

                 (A) No Stockholder Approval. By Parent or Target pursuant to a failure to obtain the Target Stockholder's approval under the terms of
         Section 11.01(d), if:

                          (1) at or  prior  to the  time of such  termination  a
                 Target Acquisition Proposal shall have been publicly disclosed, announced or commenced, and

                          (2) such Target  Acquisition  Proposal  shall not have
                 been unconditionally and publicly withdrawn by the Person making such Target Acquisition Proposal at least five (5) business days prior to the date of the Target Stockholders' Meeting, and

                          (3) within nine months after such  termination  Target
                 consummates such Target Acquisition Transaction;

or

                 (B) Triggering Event. By Parent due to the occurrence of a Target Triggering Event under the terms of Section 11.01(e),

         In the case of  termination  of this  Agreement  by Target  pursuant to
         Section 11.01(d) (and the conditions set forth in clauses (A)(1) through (A)(4) of this Section 11.03(b)(A) are satisfied), then the Breakup Fee shall be paid by Target upon consummation of the Target Acquisition Transaction referred to in clause (A)(4) above.

         In the case of  termination  of this  Agreement  by Parent  pursuant to
         Section 11.01(e) (and the conditions set forth in (A)(1) through (A)(4) of this Section 11.03(b)(A) are satisfied), then the Breakup Fee shall be paid by Target within two business days after such termination.

         (c) Interest. Target acknowledges that the agreements contained in this
Section 11.03 are an integral part of the transaction contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if Target fails to pay in a timely manner the amounts due pursuant to this Section 11.03 and, in order to obtain such payment, Parent makes a claim that results in a judgment against Target for the amounts set forth in this Section 11.03, Target shall pay to Parent interest on the amounts set forth in this Section 11.03 at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.

         (d) Other Damages.  Payment of the fees and interest  described in this
Section 11.03 shall not be in lieu of damages incurred in the event of willful breach of this Agreement.

         11.04. Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Target, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         11.05. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.



                                  ARTICLE XII

                                  MISCELLANEOUS

         12.01. Survival of Representations, Warranties, and Agreements. The representations, warranties, and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, including the Nondisclosure Agreement.

         12.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) if to Parent or Sub, to:

                  James Madden
                  Hire Calling, Inc.
                  720 E. Jackson Street
                  Medford, Oregon  97504

                  with a required copy to (which alone shall not constitute notice):

                  Foster Pepper & Shefelman PLLC
                  1111 Third Ave
                  Suite 3400
                  Seattle, Washington 98101
                  Attention:  Lucas D. Schenck.

         (b) if to Target, to:

                  SOS Staffing Services, Inc.
                  1415 South Main Street
                  Salt Lake City, UT 84115
                  Attention:  Chairman

                  with a required copy to (which alone shall not constitute notice):

                  LeBoeuf, Lamb, Greene & MacRae, LLP
                  136 South Main Street, Suite 1000
                  Salt Lake City, Utah  84111
                  Attn: Stephen M. Tumblin

         12.03. Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the first paragraph of this Agreement.

         12.04. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         12.05. Entire Agreement, No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as specifically provided herein are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         12.06. Governing Law. EXCEPT TO THE EXTENT THAT UTAH LAW EXPRESSLY GOVERNS THE MERGER, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON WITHOUT REGARD TO ANY APPLICABLE CONFLICTS OF LAW. In the event of any claim being made under this Agreement, the parties agree that, in no event shall punitive or exemplary damages or attorney's fees be awardable and hereby agree not to assert and hereby waive any and all right to claim such damages or awards.

         12.07. Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

         12.08. Definitions. For purposes of this Agreement, the following terms shall have the respective meaning set forth below:

         "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

         "Intellectual Property Assets" means:

         (A) patents, patent applications, patent rights, and inventions and discoveries and invention disclosures (whether or not patented) (collectively, "Patents");

         (B) all trade names, trade dress, logos, packaging design, slogans, Internet domain names, registered and unregistered trademarks and service marks and applications therefor (collectively, "Marks");

         (C) copyrights in both published and unpublished works, including without limitation all compilations, databases and computer programs, and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above (collectively, "Copyrights");

         (D) know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, designs, processes, formulae, drawings, schematics, blueprints, flow charts, models, prototypes, techniques, beta testing procedures and beta testing results (collectively, "Trade Secrets");

         (E) goodwill, franchises, licenses, technical information and claims of infringement against third parties; and

         (F) customer lists and telephone numbers, business strategies, outside analyst's plans and reports, outlooks, forecasts and other similar documents.

         "knowledge of a corporation" shall mean actual knowledge of any one or more of its executive officers employed by Target as of the date of this Agreement.

         "Material Adverse Effect." An event will be deemed to have a "Material Adverse Effect" on Target if such event has had or would reasonably be expected to have or give rise to a material adverse effect on:

         (i)  the  business,  condition,  assets,  liabilities,   operations  or
financial performance of Target, or

         (ii) the ability of Target to consummate the Merger or any of the other transactions contemplated by this Agreement or to perform any of its obligations under this Agreement prior to the Termination Date;

         (iii) Parent's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Continuing Corporation;

provided however, that in no event shall any of the following, in and of themselves, constitute a Material Adverse Effect on Target:

         (A) any change in the business, condition, capitalization, assets, liabilities, operations or financial performance of Target caused by, related to or resulting from, directly or indirectly, the transactions contemplated by this Agreement or the announcement thereof,

         (B) any failure by Target to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or which revenues or earnings are released) unless the reason for such failure is, in and of itself, a Material Adverse Effect as determined without regard to this clause
(B),

         (C) any adverse change, effect or occurrence attributable to the U.S. economy as a whole or the industries in which Target competes, including the temporary staffing industry,

         (D) any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof.

         "Nondisclosure Agreement" shall mean the Nondisclosure Agreement dated August 20, 2003 between Hire Calling, Inc. and Target and the Confidentiality Agreement dated September 3, 2003 between Hire Calling, Inc. and Target.

         "Oregon Law" shall mean the Oregon General Corporation Law.

         "Person" shall mean any individual, Entity or Governmental Entity.

         "Proxy Statement" shall have the meaning set forth in Section 9.02(a) of this Agreement.

         "Required Target  Stockholder Vote" shall have the meaning set forth in
Section 3.03(d) of this Agreement.

         "Target Acquisition Proposal" shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Parent) contemplating or otherwise relating to any Target Acquisition Transaction.

         "Target Acquisition Transaction" shall mean any transaction or series of transactions involving: (i) any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which
(1) Target is a constituent corporation, (2) a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of Target, or (3) Target issues securities representing more than 20% of the outstanding securities of any class of voting securities of Target; (ii) any direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or of assets or rights that constitute or account for 20% or more of the consolidated net revenues, net income or assets of Target; or (iii) any liquidation or dissolution of Target.

         "Target Board Recommendation" is defined in Section 9.04(b).

         "Target Common Stock" shall have the meaning set forth in Section 3.02(a) of this Agreement.

         "Target Intellectual Property Assets" means all Intellectual Property Assets owned by Target, used in the business of Target as it is presently or presently proposed to be conducted or otherwise necessary for the conduct of the Target operations in the jurisdictions in which Target is presently operating. "Target Intellectual Property Assets" includes, without limitation, the intellectual property related to the names: "SOS Staffing", "Inteliant", "Tops Staffing" and "SOS Staffing Services", "Experience. The Difference", "Uniting Talent With Opportunity" and the three crescents mark.

         "Target Nondisclosure Contracts" means all nondisclosure or confidentiality agreements entered into between Target and any Person in connection with disclosures by Target relating to the Target operations or the Target Intellectual Property Assets.

         "Target Services" means any service being designed, developed, tested, marketed or sold by Target.

         "Target  Stockholders'  Meeting"  shall have the  meaning  set forth in
Section 9.04(a) of this Agreement.

         "Target Superior Offer" shall mean an unsolicited, bona fide written offer made by a third party (other than Parent) for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction on terms that the Board of Directors of Target determines, in its reasonable judgment, after consultation with an independent financial advisor, to be more favorable to Target's stockholders than the terms of the Merger; provided, however, that any such offer shall not be deemed to be a "Target Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed or is not reasonably capable of being obtained by such third party on a timely basis.

         "Target Triggering Event" shall be deemed to have occurred if:

         (i) the Board of Directors of Target shall have failed to recommend that Target's stockholders vote to adopt this Agreement, or shall for any reason have withdrawn or shall have modified in a manner adverse to Parent the Target Board Recommendation;

         (ii) Target shall have failed to include in the Proxy Statement the Target Board Recommendation,

         (iii) the Board of Directors of Target fails to reaffirm the Target Board Recommendation, or fails to reaffirm its determination that this Agreement and the Merger are in the best interests of Target's stockholders, within five business days after Parent requests in writing that such recommendation or determination be reaffirmed;

         (iv) the Board of Directors of Target shall have approved, endorsed or recommended any Target Acquisition Proposal;

         (v) Target shall have entered into any letter of intent or similar document or any contract relating to any Target Acquisition Proposal;

         (vi) Target shall have failed to hold the Target Stockholders' Meeting before the Termination Date (unless such failure is due to the SEC taking more than 30 days in total in its time to review the Merger);

         (vii) a tender or exchange offer relating to securities of Target shall have been commenced and Target shall not have sent to its security holders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that Target recommends rejection of such tender or exchange offer, it being understood that taking no position or indicating its inability to take a position does not constitute recommending a rejection of such tender or exchange offer by Target; or

         (viii) a Target Acquisition Proposal is publicly announced, and Target:
(A) fails to issue a press release announcing its opposition to such Target Acquisition Proposal within seven business days after such Target Acquisition Proposal is announced or (B) otherwise fails to actively oppose such Target Acquisition Proposal.

         "Utah Law" means the Utah Code Annotated.

         IN WITNESS WHEREOF, Parent, Sub, and Target have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                       Hire Calling Holding Company, Inc.

                                       By: /s/ R.L. Wendt
                                           -------------------------------------
                                               R.L. Wendt
                                               Its: Chairman


                                       Hire Calling Acquisitions, Inc.

                                       By: /s/ R.L. Wendt
                                           -------------------------------------
                                               R.L. Wendt
                                               Its: Chairman

                                       SOS Staffing Services, Inc.

                                       By: /s/ JoAnn Wagner
                                           -------------------------------------
                                               JoAnn Wagner
                                               Its: Chairman

                  Annex B -- Amendment dated September 16, 2003
                        to Agreement and Plan of Merger

September 16, 2003

Hire Calling Holding Company
Hire Calling Acquisitions, Inc.
Attn:  R. L. Wendt
720 E. Jackson Street
Medford, Oregon 97504

         Re: Amendment of that certain Definitive Agreement by and between Hire Calling Holding Company, Hire Calling Acquisition Company and SOS Staffing Services, Inc. dated September 10, 2003 (the "Definitive Agreement")

Dear Mr. Wendt:

This letter is to confirm our understanding regarding an amendment to the Definitive Agreement.

Section 9.04 (a) of the Definitive Agreement shall be amended by deleting the reference to "October 30, 2003" in the second sentence of said subsection and substituting "October 31, 2003" in lieu thereof.

Section 10.02 (g) of the Definitive Agreement shall be amended by changing the term of the noncompete/nonsolicitation agreement referenced in said subsection from "five years" to "two years."

All other terms and conditions of the Definitive Agreement shall remain unchanged and in full force and effect.

Please acknowledge your agreement to the foregoing by signing in the space indicated below.

Very truly yours,

SOS Staffing Services, Inc.


By: /s/ JoAnn W. Wagner
   ------------------------------
   JoAnn W. Wagner, its Chairman


Accepted and Agreed this_____ day of September, 2003.

Hire Calling Holding Company               Hire Calling Acquisition, Inc.


By: /s/ R. L. Wendt                        By: /s/ R. L. Wendt
   ------------------------------              --------------------------------
   R. L. Wendt, its Chairman                   R. L. Wendt, its Chairman

         Annex C -- Fairness Opinion of Houlihan Valuation Advisors, LLC

                               September 10, 2003



Independent Directors of the Board of Directors
SOS Staffing Services, Inc.
1415 South Main
Salt Lake City, UT 84115

           Re: Fairness Opinion - Acquisition of SOS Staffing Services, Inc. by
               Hire Calling Holding Company

Dear Independent Directors:

Houlihan Valuation Advisors ("HVA") understands that a transaction (the "Transaction") is contemplated whereby Hire Calling Holding Company ("Hire"), through a subsidiary, will merge with and into SOS Staffing Services, Inc. ("SOS"). SOS will be the surviving corporation in the merger and will become a wholly owned subsidiary of Hire. The stockholders of SOS will receive cash in exchange for their shares.

HVA has been retained by the Independent Directors of the Board of Directors of SOS ("Independent Directors") to render a written opinion (the "Opinion") as to the fairness of the Transaction to the stockholders of SOS from a financial point of view. The Opinion is as of September 10, 2003 and is valid as of that date.

The Transaction

It is contemplated that An Agreement and Plan of Merger ("the Agreement") dated September 10, 2003 will be entered into by and among Hire Calling Holding Company, Inc, an Oregon corporation, Hire Calling Acquisitions, Inc. ("Hire Sub"), an Oregon corporation and a wholly owned subsidiary of Hire, and SOS Staffing Services, Inc., a Utah corporation, on September 10, 2003. Under the terms of the Agreement, Hire Sub will merge with and into SOS ("the Merger"), SOS will be the surviving corporation in the Merger ("Continuing Corporation") and will become a wholly owned subsidiary of Hire, and the stockholders of SOS will receive cash in exchange for their shares. The closing of the Merger is contemplated to take place on November 1, 2003. Subject to the provisions of the Agreement, as soon as practicable on or after the Closing Date, articles of merger giving effect to the agreement of the parties, shall be duly executed and acknowledged by the Continuing Corporation and thereafter (a) delivered to the Secretary of State of the State of Oregon, for filing, as provided in Oregon Law, and (b) delivered to the Utah Department of Commerce, Division of Corporations and Commercial Code. The Merger shall become effective upon the later to occur of (a) or (b) above (the "Effective Time").

All shares of SOS common stock (i) that are held by SOS as treasury stock or otherwise or (ii) that are held by Hire or Hire Sub ((i) and (ii), collectively, "Excluded Shares") shall be canceled and retired and shall cease to exist and no stock of Hire or other consideration shall be delivered in exchange therefor.

Each issued and outstanding share of SOS common stock, other than Excluded Shares, shall be converted into the right to receive $3,500,000/number of shares of SOS common stock outstanding; approximately $1.3789 per share in cash (the "Merger Consideration") based on 2,538,200 shares issued and outstanding as of September 10, 2003 (subject to adjustment upon final determination of total shares issued and outstanding). Total consideration to be paid by Hire for the issued and outstanding common stock of SOS will be $3.5 million.

The Merger Consideration shall be appropriately adjusted to reflect any stock split, stock dividend, recapitalization, exchange, subdivision, combination of, or other similar change in SOS common stock following the date of the Agreement. All shares of SOS common stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and holders of certificates which immediately prior to the Effective Time represented shares of SOS common stock (the "Certificates") shall cease to have any rights with respect thereto, except the right to receive cash to be issued or paid in consideration therefor upon the surrender of the Certificates without interest.

HVA Review and Analysis

In delivering this opinion, HVA has reviewed, among others, the following:

     o The Agreement and Plan of Merger Among Hire Calling Holding Company and Hire Calling Acquisitions, Inc. and SOS Staffing Services, Inc. dated September 10, 2003
     o SOS Staffing Services, Inc. Form 10-K for the fiscal year ended December 29, 2002
     o SOS Staffing Services, Inc. Form 10-Q for the quarterly period ended March 30, 2003
     o SOS Staffing Services, Inc. Form 10-Q for the quarterly period ended June 29, 2003
     o SOS Staffing Services, Inc. Form 8-K dated August 28, 2003 (Announcement of reverse stock split)
     o SOS Staffing Services, Inc. Amendment No. 4 to Note Purchase Agreement dated as of March 31, 2003
     o First Amendment of Amended and Restated Intercreditor Agreement among U.S. Bank National Association, Wells Fargo Bank, National Association, Noteholders, and SOS Staffing Services, Inc. dated as of March 31, 2003
     o Sixth Amendment to the Amended and Restated Credit Agreement dated as of the 31st day of March, 2003 by and among SOS Staffing Services, Inc., Wells Fargo Bank, National Association and Bank One, NA.
     o Income statement projections for fiscal years 2003 - 2004 prepared by SOS management
     o   Cash flow  projections  for  fiscal  years  2003-2004  prepared  by SOS management
     o   Company  prepared  financial  statements  for the period ended July 27,
         2003
     o Confidential Descriptive Memorandum - SOS Staffing Services, Inc. dated April 2003 prepared by W Capital Management, LLC

--------------------------------------------------------------------------------
Fairness Opinion - Acquisition of SOS Staffing Services, Inc.
by Hire Calling Holding Company.                                     Page 2 of 6

     o Summary of Investment Bank Process prepared by W Capital Management, LLC (Evaluation of Letters of Intent and Interested Parties Profiles)
     o Letters of Intent received by SOS Staffing Services, Inc. from Corporate Services Group Holdings, Inc., Venturi Partners, ComVest Venture Partners, LLC, Spherion Corporation, Commonwealth Associates, Hire Calling, Inc. and Barrett Business Services, Inc.
     o Staffing Industry Report dated May 23, 2003, June 13, 2003, July 11, 2003 and August 22, 2003
     o Discounted Payoff Letter dated as of July 9, 2003 re: Discounted Payoff of Bank Group and Noteholder Debt (Akerman Draft of 7/9/03)
     o Mergerstat/Shannon Pratt's Control Premium Study(TM)Advanced Research Results for transactions involving companies similar to SOS
     o Information available on SOS' web site pertaining to company history and products
     o LLGM Rough Draft as of September 5, 2003 of Schedule 14A (Rule 14a-101), Information Required in Proxy Statement, Schedule 14A Information, Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

In addition to a review of the above-described documents, the following analytical procedures, among others, were conducted in arriving at our Opinion:

     o HVA met with representatives of SOS in person and conducted discussions regarding matters pertinent to our analysis. Inquiries were made of certain officers of SOS who have senior responsibility for operating matters regarding: (i) the operations, financial condition, future prospects and projected operations and performance of SOS; (ii) whether management is aware of any events or conditions which might cause any of the assumptions set forth in this Opinion to be incorrect; and (iii) whether management is aware of any material change in SOS' assets, financial condition or business outlook since June 29, 2003, the date of the SOS' most recent Form 10-Q filing or July 27, 2003, the date of the Company's most recent internally generated financial statements
     o Reviewed a summary of Letters of Intent and expressions of interest received by SOS in response to the Company's offering memorandum for the recapitalization of the Company's debt obligations
     o Certain cash flow and income statement forecasts and accompanying assumptions prepared by SOS management for the years of 2003 through 2004 for SOS were reviewed, and the assumptions underlying such forecasts were discussed with SOS management
     o Generally recognized financial analysis and valuation procedures were undertaken to ascertain fair market value ranges of SOS
     o A review and analysis of publicly available transaction data for staffing companies in the industrial, light industrial and clerical sectors of the industry
     o A review and analysis of public market data for comparable companies relative to market valuation ratios and multiples

--------------------------------------------------------------------------------
Fairness Opinion - Acquisition of SOS Staffing Services, Inc.
by Hire Calling Holding Company.                                     Page 3 of 6

     o   A review of the  staffing  industry  and the outlook  for the  staffing business
     o A review of credit agreements and associated amendments with the holders of the Company's Series A and B Notes and Wells Fargo Bank and U.S. Bank
     o Discussions with SOS management relative to workers' compensation coverage and deposit amounts and letters of credit required by the Company's workers compensation insurance carrier
     o A review of the trading volumes and prices of the Company's publicly-traded common stock
     o Performed such other analyses and reviewed and analyzed such other information as HVA deemed appropriate

In conducting our analysis and rendering the Opinion as expressed herein, we have taken into account general economic, monetary, political, market and other conditions as well as our experience in connection with similar transactions and securities valuation generally. The Opinion is based upon all such conditions as they exist currently and can be evaluated on the date hereof. Existing conditions are subject to rapid and unpredictable changes and such changes could impact the Opinion. The Opinion does not constitute a recommendation of the Transaction over any alternative transactions that may be available to SOS and does not address SOS's underlying business decisions to effect the Transaction.

In rendering this opinion, HVA did not assume responsibility for independently verifying, and did not independently verify, any financial or other information concerning SOS furnished to it by SOS, or the publicly-available financial and other information regarding SOS and other companies used in the analysis of the Transaction. HVA has assumed that all such information is accurate and complete. HVA has further relied on assurances of management of SOS that they are not aware of any facts that would make such financial or other information relating to such entities inaccurate or misleading.

With respect to financial forecasts for SOS provided to HVA by SOS management, HVA has assumed, for the purposes of this opinion, that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of management at the time of preparation as to the future financial performance of SOS. We have relied upon the assurances of the management of the Company that it is unaware of any facts that would make the information or projections provided to us incomplete or misleading. We are unaware of and have not received any information that would lead us to believe that it was unreasonable to utilize the aforementioned projections as part of our analysis related to the Opinion. However, we assume no responsibility for the projections or the assumptions relating to them.

HVA has assumed that there has been no material change in SOS' assets, financial condition, results of operations, business or prospects since June 29, 2003, the date of SOS' most recent Form 10-Q filing or July 27, 2003, the date of the most recent internally generated financial statements. HVA's conclusions and opinion are necessarily based upon economic, market and other conditions and the information made available to HVA as of the date of this opinion. HVA expresses no opinion on matters of legal, regulatory, tax or accounting nature related to the Transaction.

--------------------------------------------------------------------------------
Fairness Opinion - Acquisition of SOS Staffing Services, Inc.
by Hire Calling Holding Company.                                     Page 4 of 6

We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the capital stock or assets of SOS. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Limiting Conditions

The Opinion is subject to the following limiting conditions:

     1. Neither HVA nor its principals have any present or intended interest in SOS or Hire. HVA's fees for the Opinion are based on professional time and a charge for the Opinion, and are in no way contingent upon the final conclusions derived.

     2. The Opinion is intended only for the specific use and purpose stated herein. It is intended for no other uses and is not to be copied or given to unauthorized persons without the direct written consent of HVA. The Opinion and information contained herein are valid only for the stated purpose and date of the study, and should in no way be construed to be investment advice.

     3. It is beyond the scope of the Opinion to render any opinion relative to the solvency or insolvency of SOS either prior to or following the Transaction. HVA has not been requested to render such an opinion, and nothing in the Opinion should be construed as such.

     4. This engagement is limited to the production of the Opinion and the conclusions and opinions contained herein. HVA has no obligation to provide future services (e.g., expert testimony in court or before governmental agencies) related to the contents of the Opinion unless prior arrangements for such services have been made.

It is our understanding that the Independent Directors either has had or will have the opportunity to make their own independent investigation of the Transaction, and their decision to participate in the Transaction should be based primarily on such investigation. Delivery of the Opinion to the Independent Directors is subject to the conditions, limitations and assumptions set forth in the Opinion.

This opinion is for the benefit of the Independent Directors of SOS and shall not be relied upon by others and shall not be published or otherwise used, nor shall any public references to HVA be made without our written consent. However, notwithstanding the foregoing, HVA consents to a description of and the inclusion of the text of its written Opinion in any filing required to be made by the Company with the Securities and Exchange Commission in connection with the Transaction and in materials delivered to the Company's stockholders that are a part of such filings, provided that any such description or inclusion shall be subject to HVA's prior review and approval, which shall not be unreasonably withheld. Any summary of, or reference to, the Opinion, any verbal presentation with respect thereto, or other references to HVA in connection with the Transaction, will in each instance be subject to HVA's prior review and written approval. Neither HVA's verbal conclusions nor the Opinion will be used for any purpose other than in connection with the Transaction.

--------------------------------------------------------------------------------
Fairness Opinion - Acquisition of SOS Staffing Services, Inc.
by Hire Calling Holding Company.                                     Page 5 of 6

Conclusions

Based upon the foregoing and in reliance thereon, it is our opinion that the Transaction as proposed in the September 10, 2003 Agreement is fair from a financial point of view to the public shareholders of SOS.

HVA reserves the right, in the event that events or facts subsequent to the date of the Opinion become known which have a material impact on the value of SOS, to supplement or withdraw the Opinion.



HOULIHAN VALUATION ADVISORS

/s/ Frederic L. Jones
-----------------------------
Frederic L. Jones, ASA


--------------------------------------------------------------------------------
Fairness Opinion - Acquisition of SOS Staffing Services, Inc.
by Hire Calling Holding Company.                                     Page 6 of 6

                   Annex D -- Consent of Independent Auditors

                          Independent Auditors' Consent


The Board of Directors
SOS Staffing Services, Inc.:

We consent to the incorporation by reference in the proxy statement of SOS Staffing Services, Inc., [dated October 1, 2003] our reports dated February 19, 2003 (except with respect to Notes 1 and 13, which are as of April 11, 2003), with respect to the consolidated balance sheets of SOS Staffing Services, Inc. and subsidiaries as of December 29, 2002 and December 30, 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended December 29, 2002 and the related consolidated financial statement schedule which reports appear in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

Our reports refer to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets in 2002.


/s/ KPMG LLP

Salt Lake City, Utah
September 17, 2003

         Annex E -- Part 13 of the Utah Revised Business Corporation Act

                                    ANNEX E

                    Utah Code -- Title 16 -- Chapter 10a --

                     Utah Revised Business Corporation Act

16-10a-1301.  Definitions.

         For purposes of Part 13:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.  Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

                  (a) consummation of a plan of merger to which the corporation is a party if:

                           (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

                           (ii) the  corporation is a subsidiary  that is merged
                  with its parent under Section 16-10a-1104;

                  (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

                  (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

                  (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

         (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

         (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the
National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

                  (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

                  (b)  the  record  date  fixed  under  Section   16-10a-704  to
         determine shareholders entitled to sign writings consenting to the proposed corporate action; or

                  (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

                  (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

                  (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

                  (c) cash in lieu of fractional shares; or

                  (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

                  (e) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.  Dissent by nominees and beneficial owners.

                  (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

                  (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                           (a) the beneficial shareholder causes the corporation
                  to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                           (b) the beneficial  shareholder dissents with respect
                  to all shares of which he is the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.  Notice of dissenters' rights.

         (1) If a proposed  corporate action creating  dissenters'  rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

         (2) If a proposed  corporate action creating  dissenters'  rights under
Section 16-10a-1302 is authorized without a meeting of shareholders  pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321.  Demand for payment -- Eligibility and notice of intent.

         (1) If a proposed  corporate action creating  dissenters'  rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                  (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

                  (b) may not vote any of his shares in favor of the proposed action.

         (2) If a proposed  corporate action creating  dissenters'  rights under
Section 16-10a-1302 is authorized without a meeting of shareholders  pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

         (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (4) A shareholder who does not satisfy the  requirements of Subsections
(1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.  Dissenters' notice.

         (1) If proposed  corporate  action  creating  dissenters'  rights under
Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

         (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

                  (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

                  (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

                  (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

                  (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

                  (f)  state  the   requirement   contemplated   by   Subsection
         16-10a-1303(3), if the requirement is imposed; and

                  (g) be accompanied by a copy of this part.

16-10a-1323.  Procedure to demand payment.

         (1) A  shareholder  who is  given a  dissenters'  notice  described  in
Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

                  (a) cause the corporation to receive a payment  demand,  which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

                  (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

                  (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

         (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

         (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.  Uncertificated shares.

         (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

         (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.  Payment.

         (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

         (2) Each payment made  pursuant to Subsection  (1) must be  accompanied by:

             (a)

                  (i)

                           (A) the corporation's  balance sheet as of the end of
                  its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

                           (B) an income statement for that year;

                           (C) a statement  of changes in  shareholders'  equity
                  for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

                           (D)   the   latest   available    interim   financial
                  statements, if any;

                  (ii)  the  balance  sheet  and   statements   referred  to  in
         Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

         (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

         (c) a  statement  of the  dissenter's  right to  demand  payment  under
Section 16-10a-1328; and

         (d) a copy of this part.

16-10a-1326.  Failure to take action.

         (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

         (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327.  Special provisions relating to shares acquired after announcement of proposed corporate action.

         (1) A corporation  may, with the  dissenters'  notice given pursuant to
Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

         (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328.   Procedure for  shareholder  dissatisfied  with  payment or offer.

         (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

                  (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

                  (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

                  (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

         (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.  Judicial appraisal of shares -- Court action.

         (1)  If  a  demand  for  payment  under  Section   16-10a-1328  remains
unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

                  (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

                  (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.  Court costs and counsel fees.

         (1) The  court  in an  appraisal  proceeding  commenced  under  Section
16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

         (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

                  (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

         (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                            Annex F -- Form of Proxy

                                      PROXY

                           SOS STAFFING SERVICE, INC.
                             1415 SOUTH MAIN STREET
                            SALT LAKE CITY, UT 84115

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints [JoAnn W Wagner and John K. Morrison], and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock, $.002 par value, of SOS Staffing Services, Inc., a Utah corporation (the "Company"), held of record by the undersigned on [September 19, 2003] at the Special Meeting of the Shareholders (the "Special Meeting") to be held at [the Little America Hotel located at 500 South Main Street,] Salt Lake City, Utah, 84101 on Thursday, [October 31, 2003, at 11:00 a.m., Mountain Standard Time,] or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

1. PROPOSAL to approve the Agreement and Plan of Merger dated September 10, 2003 as amended on September 16, 2003 by and among the Company, Hire Calling Holding Company, and Hire Calling Acquisitions, Inc. and the transactions contemplated therein.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:            /        , 2003.          Signature:                               Signature
         -------------------                              ----------------------     if held jointly:    ----------------------

                                            Title                                    Title
                                            (if applicable)                          (if applicable):
                                                          ----------------------                         ----------------------

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)